UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08257

GE INSTITUTIONAL FUNDS

(Exact name of registrant as specified in charter)

1600 Summer Street

Stamford, Connecticut 06905

(Address of principal executive offices)(Zip code)

GE Asset Management, Inc.

1600 Summer Street

Stamford, Connecticut 06905

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: 09/30

Date of reporting period: 09/30/15

Item 1.	Reports to Stockholders

GE Institutional Funds

Annual Report

September 30, 2015

GE Institutional Funds

This report has been prepared for shareholders and may be distributed to others only if accompanied with a current prospectus and/or summary prospectus.

Notes to Performance	September 30, 2015 (Unaudited)

The information provided on the following performance pages relates to the GE Institutional Funds (the “Funds”, and individually, the “Fund”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate. Accordingly, your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 242-0134 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Price Index of stocks (“S&P 500 Index”) is an unmanaged market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

The Russell 2000® Index is a market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000® Index. The Russell 3000® Index is comprised of the 3,000 largest U.S.-domiciled companies.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI® EAFE®) is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors.

GE Investment Distributors, Inc., member of FINRA & SIPC is the principal underwriter and distributor of the GE Institutional Funds and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Funds.

The Morgan Stanley Capital International All Country World Index Ex-U.S. (MSCI® ACWI Ex-U.S.) is a market capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI ACWI Ex-U.S. Index includes both developed and emerging markets.

The Barclays U.S. Aggregate Bond Index is an unmanaged market value-weighted index of taxable investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The index is designed to represent performance of the U.S. investment-grade fixed rate bond market.

The 90 Day U.S. T-Bill is an unmanaged measure/index of the performance of the most recently auctioned 90 day U.S. Treasury bills (i.e., having a total maturity of 90 days) currently available in the marketplace.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, index returns do not reflect the actual cost of investing in the instruments that comprise an index.

The peer universe of the underlying open end funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2015 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance does not guarantee future results.

The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GE Asset Management Incorporated in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GE Asset Management Incorporated’s presentation thereof.

The views, expressed in this document, reflect our judgment as of the publication date and are subject to change at any time without notice.

U.S. Equity Fund	(Unaudited)

David B. Carlson

Chief Investment

Officer — U.S. Equities

Stephen V. Gelhaus

Senior Vice President

Paul C. Reinhardt

Senior Vice President

The U.S. Equity Fund is managed by a team of portfolio managers that includes David B. Carlson, Stephen V. Gelhaus and Paul C. Reinhardt. Each of the foregoing portfolio managers manages one of three sub-portfolios, which comprise the Fund. A sub-portfolio refers to the portion of the Fund’s assets that are allocated to, and managed by, a particular portfolio manager on the Fund’s portfolio management team. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub-portfolio. However, as lead portfolio manager for the Fund, Mr. Carlson is vested with the authority to adjust the allocation of assets to each sub-portfolio. See portfolio managers’ biographical information beginning on page 124.

Q.	How did the GE Institutional U.S. Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2015?

A.	For the twelve-month period ended September 30, 2015, the GE Institutional U.S. Equity Fund returned -3.57% for the Investment Class shares and -3.83% for the Service Class shares. The Fund’s benchmark, the S&P 500 Index returned -0.61% and the Fund’s Morningstar peer group of 1,658 US Large Blend funds returned an average of -2.67% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	In the past year the growth style of investing has significantly outperformed value. Several macro themes have driven the market, including the strengthening U.S. dollar, and falling interest rates and energy prices. Energy dropped close to 30% — the worst performing S&P 500 sector. Growth concerns stemming from China and the emerging markets exacerbated commodity weakness, creating headwinds for many multi-national companies. In this risk-off environment, consumer staples and utilities (both +7%) were the best-performing S&P 500 sectors — and defensive positioning mattered. Portfolios that were tilted to higher interest rates struggled on a relative basis, as the Federal Reserve’s initial rate hike was pushed out.

Q.	What were the primary drivers behind Fund performance?

A.	The Fund’s sector allocation effect was positive, bolstered by overweights in consumer discretionary and health care; two of the period’s strongest performing S&P 500 sectors. In these sectors, Boston Scientific (+24%), Advance Auto Parts (+19%) and Actavis (+6%) contributed most positively to portfolio returns. Underweighting the struggling energy and materials sectors was another positive factor. Underperformance for the Fund, therefore, was driven mostly by positioning for higher interest rates and individual stock selections within sectors.

Fed tightening expectations receded over the year, and we were not positioned for this scenario, with an underweight in the high yielding REITs, and a tilt toward interest-rate and market sensitive financials holdings (e.g., Invesco -19%, Ameriprise -10% and State Street -7%). American Express underperformed as profit outlook dimmed, losing key customers (we eliminated the name). Stock selection among technology companies was a key driver of Fund performance relative to the S&P 500. Baidu (-40%) weighed most on returns as the Chinese Internet search provider invested in new businesses to bolster its leading on-line presence. We believe its margin compression will be short lived and added to the position on weakness. Qualcomm (-26%) suffered unexpected market share losses and we reduced the position. Other lagging older-line tech names included Hewlett Packard
(-35% and eliminated) and EMC (-18% and reduced). As oil prices pulled back, commodity-sensitive companies like United Rentals (-34%), Hess (-31%) and Monsanto (-27%) underperformed.

(Unaudited)

Q.	Were there any significant changes in the Fund during the period?

A.	During the twelve-month period the Fund reduced its exposure to areas of the market negatively impacted by weak oil and other commodities, including materials, a new energy sector underweight. The Fund added to the industrials sector, with a focus on more domestically-oriented industries including defense/aerospace, professional services, and the airlines which benefitted from falling oil prices. The Fund reduced it overweight in financials, reflecting the heightened volatility around the Fed’s course of action on interest rate normalization. Many proceeds were invested into the consumer discretionary sector — a new overweight in the last 12-months (with the thought consumers are benefiting from improving employment statistics and the “tax break” of lower gasoline prices). At year-end, the Fund’s largest sector overweights were in health care and consumer discretionary. Despite any changes in positioning, the Fund maintained its bottom-up stock selection approach with a focus on the long-term investment horizon. We believe the Fund is well-positioned to add value through active stock selection going into the next year.

U.S. Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2015.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 1, 2015 – September 30, 2015

Account value at the beginning of the period ($)		Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Investment Class	1,000.00	921.60	1.78
Service Class	1,000.00	920.50	2.98
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,023.21	1.88
Service Class	1,000.00	1,021.96	3.14

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.37% for Investment Class shares and 0.62% for Service Class shares (for the period April 1, 2015 – September 30, 2015), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

U.S. Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities of U.S. companies, such as common and preferred stocks.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2015

	One Year	Five Year	Ten Year
Number of funds in peer group	1,658	1,419	1,201
Peer group average annual total return	-2.67%	11.20%	5.62%
Morningstar Category in peer group: Large Blend

Top Ten Largest Holdings

as of September 30, 2015 (as a % of Fair Value) (a)(b)

Allergan PLC	3.04%
Apple Inc.	2.67%
JPMorgan Chase & Co.	2.64%
Amgen Inc.	2.53%
Cisco Systems Inc.	2.13%
PepsiCo Inc.	1.99%
QUALCOMM Inc.	1.81%
Comcast Corp., Class A	1.81%
Lowe’s Companies Inc.	1.80%
American International Group Inc.	1.78%

Sector Allocation as of September 30, 2015

Portfolio composition as a % of Fair Value of $614,250 (in thousands) as of September 30, 2015 (a)(b)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return

for the periods ended September 30, 2015

Investment Class Shares (Inception date: 11/25/97)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
U.S. Equity Fund	-3.57%	12.12%	6.77%	$19,252
S&P 500 Index	-0.61%	13.34%	6.80%	$19,304

Service Class Shares

Average Annual Total Return

for the periods ended September 30, 2015

Service Class Shares (Inception date: 1/3/01)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment
U.S. Equity Fund	-3.83%	11.98%	6.65%	$19,032
S&P 500 Index	-0.61%	13.34%	6.80%	$19,304

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

U.S. Equity Fund

Schedule of Investments	September 30, 2015

U.S. Equity Fund

	Number of Shares	Fair Value
Common Stock — 95.6%†

Aerospace & Defense — 4.0%

General Dynamics Corp.	54,493	$7,517,310
Hexcel Corp.	106,662	4,784,857
Honeywell International Inc.	91,006	8,617,358
The Boeing Co.	26,002	3,404,962
		24,324,487

Agricultural Products — 1.1%

Archer-Daniels-Midland Co.	159,882	6,627,109

Air Freight & Logistics — 0.4%

United Parcel Service Inc., Class B	24,895	2,456,888

Airlines — 1.1%

Delta Air Lines Inc.	156,286	7,012,553

Apparel, Accessories & Luxury Goods — 0.1%

Coach Inc.	11,065	320,110

Application Software — 0.7%

Intuit Inc.	47,024	4,173,380

Asset Management & Custody Banks — 4.3%

Ameriprise Financial Inc.	81,601	8,905,117
Invesco Ltd.	274,953	8,586,782
State Street Corp.	137,753	9,258,379	(e)
		26,750,278

Auto Parts & Equipment — 0.8%

BorgWarner Inc.	20,614	857,336
Delphi Automotive PLC	51,173	3,891,195
		4,748,531

Automobile Manufacturers — 0.6%

Ford Motor Co.	276,613	3,753,638	(h)

Automotive Retail — 0.7%

Advance Auto Parts Inc.	22,129	4,194,109

Biotechnology — 5.0%

Alexion Pharmaceuticals Inc.	30,981	4,845,119	(a)
Amgen Inc.	112,305	15,534,028
Gilead Sciences Inc.	107,602	10,565,440
		30,944,587

Broadcasting — 0.2%

CBS Corp., Class B	35,960	1,434,804

	Number of Shares	Fair Value

Cable & Satellite — 4.3%

Comcast Corp., Class A	195,012	$11,092,283
Comcast Corp., Special Class A	110,645	6,333,320
Liberty Global PLC, Class C	163,202	6,694,546	(a)
Sirius XM Holdings Inc.	553,226	2,069,065	(a)
		26,189,214

Casinos & Gaming — 0.3%

Las Vegas Sands Corp.	45,918	1,743,506

Communications Equipment — 3.9%

Cisco Systems Inc.	497,903	13,069,954
QUALCOMM Inc.	206,906	11,117,059
		24,187,013

Consumer Finance — 0.7%

Discover Financial Services	80,218	4,170,534

Data Processing & Outsourced Services — 1.9%

PayPal Holdings Inc.	99,581	3,090,994	(a)
Visa Inc., Class A	121,710	8,478,319
		11,569,313

Diversified Banks — 5.5%

Bank of America Corp.	550,460	8,576,167
Citigroup Inc.	38,726	1,921,197
JPMorgan Chase & Co.	265,548	16,190,461
Wells Fargo & Co.	136,923	7,030,996
		33,718,821

Drug Retail — 1.7%

CVS Health Corp.	107,879	10,408,166

Electric Utilities — 0.6%

NextEra Energy Inc.	38,726	3,777,721

Electrical Components & Equipment — 0.5%

Rockwell Automation Inc.	27,661	2,806,762

Fertilizers & Agricultural Chemicals — 0.8%

Monsanto Co.	58,089	4,957,315

General Merchandise Stores — 2.4%

Dollar General Corp.	103,730	7,514,201
Target Corp.	91,282	7,180,242
		14,694,443

Healthcare Distributors — 0.6%

Cardinal Health Inc.	48,407	3,718,626

Healthcare Equipment — 4.2%

Abbott Laboratories	124,476	5,006,424
Boston Scientific Corp.	508,968	8,352,165	(a)

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Equity Fund

Schedule of Investments	September 30, 2015

	Number of Shares	Fair Value

Medtronic PLC	156,286	$10,461,785
Stryker Corp.	23,789	2,238,545
		26,058,919

Healthcare Supplies — 0.7%

The Cooper Companies Inc.	30,427	4,529,363

Home Improvement Retail — 1.8%

Lowe’s Companies Inc.	160,436	11,057,249

Independent Power Producers & Energy Traders — 0.4%

Calpine Corp.	96,815	1,413,499	(a)
NRG Energy Inc.	77,452	1,150,162
		2,563,661

Industrial Machinery — 0.8%

Ingersoll-Rand PLC	98,198	4,985,512

Integrated Oil & Gas — 3.3%

Cenovus Energy Inc.	254,484	3,857,977
Exxon Mobil Corp.	103,730	7,712,326
Occidental Petroleum Corp.	135,540	8,965,971
		20,536,274

Integrated Telecommunication Services — 0.5%

Verizon Communications Inc.	77,452	3,369,937

Internet Retail — 1.3%

Amazon.com Inc.	16,044	8,212,763	(a)

Internet Software & Services — 5.3%

Baidu Inc. ADR	38,173	5,245,352	(a,h)
eBay Inc.	143,839	3,515,425	(a)
Facebook Inc., Class A	44,258	3,978,794	(a)
Google Inc., Class A	13,831	8,829,296	(a)
Google Inc., Class C	13,831	8,415,057	(a)
LinkedIn Corp., Class A	13,277	2,524,356	(a)
		32,508,280

Investment Banking & Brokerage — 0.9%

The Charles Schwab Corp.	199,161	5,688,038

Life & Health Insurance — 0.5%

Lincoln National Corp.	60,855	2,888,178

Life Sciences Tools & Services — 0.2%

PerkinElmer Inc.	23,512	1,080,612	(h)

Movies & Entertainment — 2.2%

The Walt Disney Co.	53,110	5,427,842
Time Warner Inc.	114,794	7,892,088
		13,319,930

	Number of Shares	Fair Value

Multi-Line Insurance — 3.4%

American International Group Inc.	192,246	$10,923,417
The Hartford Financial Services Group Inc.	212,992	9,750,774
		20,674,191

Multi-Utilities — 0.8%

Dominion Resources Inc.	72,473	5,100,650

Oil & Gas Equipment & Services — 1.8%

FMC Technologies Inc.	65,004	2,015,124	(a,h)
Schlumberger Ltd.	128,902	8,890,371
		10,905,495

Oil & Gas Exploration & Production — 1.4%

Hess Corp.	141,073	7,062,114
Marathon Oil Corp.	113,411	1,746,530
		8,808,644

Packaged Foods & Meats — 1.1%

Mondelez International Inc., Class A	157,669	6,601,601

Paper Packaging — 0.2%

Packaging Corporation of America	19,363	1,164,878

Pharmaceuticals — 7.3%

Allergan PLC	68,600	18,646,166	(a)
Johnson & Johnson	60,855	5,680,814	(h)
Merck & Company Inc.	214,375	10,587,982
Pfizer Inc.	323,637	10,165,438
		45,080,400

Railroads — 0.3%

CSX Corp.	69,153	1,860,216

Research & Consulting Services — 1.3%

Nielsen Holdings PLC	182,565	8,118,666

Semiconductor Equipment — 0.8%

Applied Materials Inc.	351,298	5,160,568

Soft Drinks — 2.0%

PepsiCo Inc.	129,731	12,233,633

Specialized Finance — 2.1%

CME Group Inc.	80,218	7,439,417
McGraw Hill Financial Inc.	60,855	5,263,958
		12,703,375

Specialized REITs — 1.9%

American Tower Corp.	113,411	9,977,900
Extra Space Storage Inc.	22,129	1,707,473	(h)
		11,685,373

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Equity Fund

Schedule of Investments	September 30, 2015

	Number of Shares	Fair Value

Specialty Stores — 0.5%

Dick’s Sporting Goods Inc.	60,855	$3,019,017

Systems Software — 0.6%

Oracle Corp.	99,581	3,596,866

Technology Hardware, Storage & Peripherals — 5.3%

Apple Inc.	148,818	16,414,625
EMC Corp.	105,113	2,539,530
Hewlett-Packard Co.	237,887	6,092,286
Western Digital Corp.	94,049	7,471,253
		32,517,694

Trading Companies & Distributors — 0.5%

United Rentals Inc.	55,323	3,322,146	(a)

Total Common Stock (Cost $539,206,286)		588,034,037

Exchange Traded Funds — 1.4%

Financial Select Sector SPDR Fund	72,629	1,645,773	(m)
Industrial Select Sector SPDR Fund	131,838	6,577,398	(m)

Total Exchange Traded Funds (Cost $6,124,616)		8,223,171

Total Investments in Securities (Cost $545,330,902)		596,257,208

	Fair Value
Short-Term Investments — 2.9%

State Street Institutional U.S. Government Money Market Fund — Premier Class 0.00% (Cost $17,993,117)	$17,993,117	(d,m)

Total Investments (Cost $563,324,019)	614,250,325

Other Assets and Liabilities, net — 0.1%	877,374

NET ASSETS — 100.0%	$615,127,699

Other Information:

The Fund had the following long futures contracts open at September 30, 2015:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Depreciation
S&P 500 Emini Index Futures	December 2015	80	$7,634,800	$(201,251)

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund	(Unaudited)

SSgA Funds Management, Inc. (“SSgA FM”) is the sub-adviser to the S&P 500 Index Fund. SSgA FM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of State Street Corporation (“State Street”), a publicly held bank holding company. SSgA FM, State Street and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street.

SSgA FM manages portfolios using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA FM Investment Committee. Key professionals involved in the day-to-day portfolio management for the Fund include Karl A. Schneider, CAIA and John Tucker, CFA. See portfolio managers’ biographical information beginning on page 124.

Q.	How did the GE Institutional S&P 500 Index Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2015?

A.	For the twelve-month period ended September 30, 2015, the GE Institutional S&P 500 Index Fund returned -0.68% for the Investment Class shares and -0.95% for the Service Class shares. The Fund’s benchmark, the S&P 500 Index returned
-0.61% and the Fund’s Morningstar peer group of 1,658 U.S. Large Blend funds returned an average of -2.67% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	After mixed performance in the beginning of the year, markets for much of July returned focus to some of the themes that dominated the first half of 2015. In a month where Canada and Sweden both cut interest rates and the U.S. Federal Reserve being seen as ready to move towards a rate liftoff sometime before the end of the year, the U.S. dollar index rose to a three month high on a renewed policy divergence thematic. Commodities resumed their descent in July after some stabilization in the second quarter. A primary contributor to that decline was energy generally and crude oil specifically where total production remained at record high levels and new supply was expected to hit the market in coming months with the removal of sanctions on Iran. Both WTI and Brent Crude fell into new bear markets in July, falling 21% and 18% respectively for the month in addition to small declines in June. After the market selloff in August, expectations that the Federal Reserve would make good on the median forecast of Federal Reserve Board members and bank presidents in June that rates would increase in two increments for the remainder of the year beginning in September 2015 were brought into question. That the Federal Reserve had concerns similar to the market was highlighted by the U.S. Federal Reserve Open Market Committee statement of September 17th that cited “recent global and financial developments” that “may restrain economic activity somewhat and are likely to put further downward pressure on inflation.” These concerns prompted the Fed to abstain from a long awaited “liftoff” in interest rates at the September meeting and the cautionary language of the post meeting statement challenged expectations that the Fed would raise rates at all in the near term.

Q.	What were the primary drivers behind Fund performance?

A.	Consumer discretionary and consumer staples were the strongest contributing sectors for the reporting period. Energy and materials were the main detractors from the Fund’s performance. On a security level, Apple, Amazon.com and Home Depot were the strongest contributors to the Fund’s performance. Exxon mobile, Chevron, and IBM were the main detractors from the Fund’s performance.

S&P 500 Index Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2015.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 1, 2015 – September 30, 2015

Account value at the beginning of the period ($)		Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Investment Class	1,000.00	939.50	0.78
Service Class	1,000.00	937.80	1.99
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,024.27	0.81
Service Class	1,000.00	1,023.01	2.08

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.16% for Investment Class shares and 0.41% for Service Class shares (for the period April 1, 2015 – September 30, 2015), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

S&P 500 Index Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the S&P 500® Composite Stock Index (S&P 500® Index). The Fund seeks to replicate the return of the S&P 500® Index while holding transaction costs low and minimizing portfolio turnover.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2015

	One Year	Five Year	Ten Year
Number of funds in peer group	1,658	1,419	1,201
Peer group average annual total return	-2.67%	11.20%	5.62%
Morningstar Category in peer group: Large Blend

Top Ten Largest Holdings

as of September 30, 2015 (as a % of Fair Value) (a)(b)

Apple Inc.	3.55%
Microsoft Corp.	2.00%
Exxon Mobil Corp.	1.74%
Johnson & Johnson	1.46%
General Electric Co.	1.44%
Berkshire Hathaway Inc., Class B	1.38%
Wells Fargo & Co.	1.36%
JPMorgan Chase & Co.	1.27%
Facebook Inc., Class A	1.15%
AT&T Inc.	1.13%

Sector Allocation as of September 30, 2015

Portfolio composition as a % of Fair Value of $26,878 (in thousands) as of September 30, 2015 (a)(b)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return

for the periods ended September 30, 2015

Investment Class Shares (Inception date: 11/25/97)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
S&P 500 Index Fund	-0.68%	13.20%	6.71%	$19,140
S&P 500 Index	-0.61%	13.34%	6.80%	$19,304

Service Class Shares

Average Annual Total Return

for the periods ended September 30, 2015

Service Class Shares (Inception date: 9/30/05)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment
S&P 500 Index Fund	-0.95%	12.92%	6.43%	$18,652
S&P 500 Index	-0.61%	13.34%	6.80%	$19,304

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

S&P 500 Index Fund

Schedule of Investments	September 30, 2015

S&P 500 Index Fund

	Number of Shares	Fair Value

Common Stock — 95.1%†

Advertising — 0.1%

Omnicom Group Inc.	354	$23,328
The Interpublic Group of Companies Inc.	714	13,659
		36,987

Aerospace & Defense — 2.6%

General Dynamics Corp.	472	65,112
Honeywell International Inc.	1,187	112,397
L-3 Communications Holdings Inc.	119	12,438
Lockheed Martin Corp.	401	83,131
Northrop Grumman Corp.	304	50,449
Precision Castparts Corp.	218	50,077
Raytheon Co.	464	50,697
Rockwell Collins Inc.	233	19,069
Textron Inc.	386	14,529
The Boeing Co.	967	126,629
United Technologies Corp.	1,242	110,525
		695,053

Agricultural & Farm Machinery — 0.1%

Deere & Co.	473	35,002

Agricultural Products — 0.1%

Archer-Daniels-Midland Co.	983	40,745

Air Freight & Logistics — 0.7%

CH Robinson Worldwide Inc.	253	17,148
Expeditors International of Washington Inc.	332	15,621
FedEx Corp.	392	56,440
United Parcel Service Inc., Class B	1,034	102,046
		191,255

Airlines — 0.6%

American Airlines Group Inc.	1,100	42,713
Delta Air Lines Inc.	1,256	56,357
Southwest Airlines Co.	1,022	38,877
United Continental Holdings Inc.	600	31,830	(a)
		169,777

Alternative Carriers — 0.1%

Level 3 Communications Inc.	444	19,398	(a)

Aluminum — 0.1%

Alcoa Inc.	1,893	18,286

Apparel Retail — 0.6%

L Brands Inc.	390	35,151

	Number of Shares	Fair Value

Ross Stores Inc.	644	$31,215
The Gap Inc.	371	10,573
The TJX Companies Inc.	1,031	73,634
Urban Outfitters Inc.	218	6,405	(a)
		156,978

Apparel, Accessories & Luxury Goods — 0.5%

Coach Inc.	385	11,138
Fossil Group Inc.	75	4,191	(a)
Hanesbrands Inc.	600	17,364
Michael Kors Holdings Ltd.	290	12,250	(a)
PVH Corp.	113	11,519
Ralph Lauren Corp.	83	9,807
Under Armour Inc., Class A	253	24,486	(a)
VF Corp.	496	33,832
		124,587

Application Software — 0.7%

Adobe Systems Inc.	756	62,158	(a)
Autodesk Inc.	320	14,125	(a)
Citrix Systems Inc.	223	15,450	(a)
Intuit Inc.	436	38,695
salesforce.com Inc.	919	63,806	(a)
		194,234

Asset Management & Custody Banks — 1.1%

Affiliated Managers Group Inc.	96	16,415	(a)
Ameriprise Financial Inc.	283	30,884
BlackRock Inc.	191	56,817
Franklin Resources Inc.	560	20,866
Invesco Ltd.	611	19,081
Legg Mason Inc.	199	8,280
Northern Trust Corp.	313	21,334
State Street Corp.	637	42,813	(e)
T Rowe Price Group Inc.	401	27,869
The Bank of New York Mellon Corp.	1,685	65,968
		310,327

Auto Parts & Equipment — 0.3%

BorgWarner Inc.	320	13,309
Delphi Automotive PLC	424	32,241
Johnson Controls Inc.	1,002	41,442
		86,992

Automobile Manufacturers — 0.5%

Ford Motor Co.	5,992	81,311
General Motors Co.	2,189	65,714
		147,025

Automotive Retail — 0.4%

Advance Auto Parts Inc.	100	18,953
AutoNation Inc.	155	9,018	(a)
AutoZone Inc.	46	33,296	(a)
CarMax Inc.	304	18,033	(a)
O’Reilly Automotive Inc.	145	36,250	(a)
		115,550

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2015

	Number of Shares	Fair Value

Biotechnology — 3.4%

AbbVie Inc.	2,503	$136,188
Alexion Pharmaceuticals Inc.	343	53,642	(a)
Amgen Inc.	1,146	158,515
Baxalta Inc.	814	25,649
Biogen Inc.	356	103,884	(a)
Celgene Corp.	1,204	130,237	(a)
Gilead Sciences Inc.	2,210	217,000	(h)
Regeneron Pharmaceuticals Inc.	113	52,561	(a)
Vertex Pharmaceuticals Inc.	367	38,219	(a)
		915,895

Brewers — 0.1%

Molson Coors Brewing Co., Class B	276	22,914

Broadcasting — 0.2%

CBS Corp., Class B	719	28,688
Discovery Communications Inc., Class A	240	6,247	(a)
Discovery Communications Inc., Class C	466	11,319	(a)
Scripps Networks Interactive Inc., Class A	137	6,739
TEGNA Inc.	378	8,464
		61,457

Building Products — 0.1%

Allegion PLC	177	10,206
Masco Corp.	491	12,363
		22,569

Cable & Satellite — 1.1%

Cablevision Systems Corp., Class A	388	12,598
Comcast Corp., Class A	3,779	214,950	(h)
Time Warner Cable Inc.	420	75,335
		302,883

Casinos & Gaming — 0.0%*

Wynn Resorts Ltd.	113	6,003

Coal & Consumable Fuels — 0.0%*

CONSOL Energy Inc.	312	3,058

Commodity Chemicals — 0.2%

LyondellBasell Industries N.V., Class A	563	46,932

Communications Equipment — 1.5%

Cisco Systems Inc.	7,697	202,046	(h)
F5 Networks Inc.	127	14,707	(a)
Harris Corp.	194	14,191
Juniper Networks Inc.	528	13,575
Motorola Solutions Inc.	244	16,685
QUALCOMM Inc.	2,450	131,638
		392,842

	Number of Shares	Fair Value

Computer & Electronics Retail — 0.1%

Best Buy Company Inc.	405	$15,033
GameStop Corp., Class A	137	5,646
		20,679

Construction & Engineering — 0.1%

Fluor Corp.	202	8,555
Jacobs Engineering Group Inc.	173	6,475	(a)
Quanta Services Inc.	291	7,045	(a)
		22,075

Construction Machinery & Heavy Trucks — 0.4%

Caterpillar Inc.	906	59,216
Cummins Inc.	261	28,339
Joy Global Inc.	151	2,255
PACCAR Inc.	506	26,398
		116,208

Construction Materials — 0.1%

Martin Marietta Materials Inc.	102	15,499
Vulcan Materials Co.	222	19,802
		35,301

Consumer Electronics — 0.1%

Garmin Ltd.	202	7,248
Harman International Industries Inc.	114	10,943
		18,191

Consumer Finance — 0.7%

American Express Co.	1,319	97,778
Capital One Financial Corp.	832	60,337
Discover Financial Services	694	36,081
Navient Corp.	564	6,339
		200,535

Data Processing & Outsourced Services — 2.3%

Alliance Data Systems Corp.	91	23,567	(a)
Automatic Data Processing Inc.	722	58,020
Computer Sciences Corp.	194	11,908
Fidelity National Information Services Inc.	404	27,100
Fiserv Inc.	347	30,054	(a)
Mastercard Inc., Class A	1,516	136,622
Paychex Inc.	462	22,005
PayPal Holdings Inc.	1,677	52,054	(a)
The Western Union Co.	906	16,634
Total System Services Inc.	313	14,220
Visa Inc., Class A	2,940	204,800
Xerox Corp.	1,511	14,702
		611,686

Department Stores — 0.2%

Kohl’s Corp.	285	13,198
Macy’s Inc.	493	25,301
Nordstrom Inc.	245	17,569
		56,068

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2015

	Number of Shares	Fair Value

Distillers & Vintners — 0.2%

Brown-Forman Corp., Class B	160	$15,504
Constellation Brands Inc., Class A	261	32,680
		48,184

Distributors — 0.1%

Genuine Parts Co.	216	17,904

Diversified Banks — 4.8%

Bank of America Corp.	15,820	246,476	(h)
Citigroup Inc.	4,558	226,122	(h)
Comerica Inc.	306	12,577
JPMorgan Chase & Co.	5,619	342,590
U.S. Bancorp	2,451	100,515
Wells Fargo & Co.	7,093	364,226
		1,292,506

Diversified Chemicals — 0.6%

Eastman Chemical Co.	258	16,698
EI du Pont de Nemours & Co.	1,343	64,733
The Dow Chemical Co.	1,759	74,581
		156,012

Diversified Metals & Mining — 0.1%

Freeport-McMoRan Inc.	1,484	14,380

Diversified Support Services — 0.0%*

Cintas Corp.	133	11,405

Drug Retail — 1.0%

CVS Health Corp.	1,697	163,726	(h)
Walgreens Boots Alliance Inc.	1,327	110,274
		274,000

Electric Utilities — 1.7%

American Electric Power Company Inc.	748	42,531
Duke Energy Corp.	1,057	76,041
Edison International	465	29,328
Entergy Corp.	254	16,535
Eversource Energy	449	22,728
Exelon Corp.	1,314	39,026
FirstEnergy Corp.	594	18,598
NextEra Energy Inc.	699	68,187
Pepco Holdings Inc.	476	11,529
Pinnacle West Capital Corp.	149	9,557
PPL Corp.	1,023	33,647
The Southern Co.	1,349	60,300
Xcel Energy Inc.	718	25,424
		453,431

Electrical Components & Equipment — 0.4%

AMETEK Inc.	345	18,051
Eaton Corporation PLC	724	37,141
Emerson Electric Co.	1,041	45,981

	Number of Shares	Fair Value

Rockwell Automation Inc.	192	$19,482
		120,655

Electronic Components — 0.2%

Amphenol Corp., Class A	439	22,371
Corning Inc.	1,957	33,504
		55,875

Electronic Equipment & Instruments — 0.0%*

FLIR Systems Inc.	308	8,621

Electronic Manufacturing Services — 0.1%

TE Connectivity Ltd.	621	37,192

Environmental & Facilities Services — 0.2%

Republic Services Inc.	350	14,420
Stericycle Inc.	146	20,339	(a)
Waste Management Inc.	609	30,335
		65,094

Fertilizers & Agricultural Chemicals — 0.4%

CF Industries Holdings Inc.	350	15,715
FMC Corp.	223	7,562
Monsanto Co.	723	61,701
The Mosaic Co.	447	13,906
		98,884

Food Distributors — 0.1%

Sysco Corp.	909	35,424

Food Retail — 0.3%

The Kroger Co.	1,474	53,167
Whole Foods Market Inc.	513	16,237
		69,404

Footwear — 0.5%

NIKE Inc., Class B	1,035	127,274

Gas Utilities — 0.0%*

AGL Resources Inc.	197	12,025

General Merchandise Stores — 0.5%

Dollar General Corp.	466	33,757
Dollar Tree Inc.	323	21,531	(a)
Target Corp.	948	74,570
		129,858

Gold — 0.0%*

Newmont Mining Corp.	700	11,249

Health Care REITs — 0.3%

HCP Inc.	654	24,362
Ventas Inc.	508	28,478
Welltower Inc.	528	35,756
		88,596

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2015

	Number of Shares	Fair Value

Healthcare Distributors — 0.6%

AmerisourceBergen Corp.	320	$30,397
Cardinal Health Inc.	505	38,794
Henry Schein Inc.	131	17,386	(a)
McKesson Corp.	345	63,836
Patterson Companies Inc.	145	6,271
		156,684

Healthcare Equipment — 1.9%

Abbott Laboratories	2,233	89,811
Baxter International Inc.	814	26,740
Becton Dickinson and Co.	303	40,196
Boston Scientific Corp.	2,038	33,443	(a)
CR Bard Inc.	112	20,867
Edwards Lifesciences Corp.	151	21,468	(a)
Intuitive Surgical Inc.	52	23,898	(a)
Medtronic PLC	2,136	142,984
St Jude Medical Inc.	407	25,677
Stryker Corp.	457	43,004
Varian Medical Systems Inc.	138	10,182	(a)
Zimmer Biomet Holdings Inc.	241	22,637
		500,907

Healthcare Facilities — 0.2%

HCA Holdings Inc.	486	37,597	(a)
Tenet Healthcare Corp.	149	5,501	(a)
Universal Health Services Inc., Class B	126	15,726
		58,824

Healthcare Services — 0.5%

DaVita Healthcare Partners Inc.	298	21,554	(a)
Express Scripts Holding Co.	1,026	83,065	(a)
Laboratory Corporation of America Holdings	144	15,620	(a)
Quest Diagnostics Inc.	246	15,122
		135,361

Healthcare Supplies — 0.0%*

DENTSPLY International Inc.	259	13,098

Healthcare Technology — 0.1%

Cerner Corp.	434	26,023	(a)

Home Building — 0.1%

DR Horton Inc.	456	13,388
Lennar Corp., Class A	301	14,487
PulteGroup Inc.	453	8,548
		36,423

Home Entertainment Software — 0.2%

Activision Blizzard Inc.	800	24,712
Electronic Arts Inc.	442	29,945	(a)
		54,657

Home Furnishing Retail — 0.1%

Bed Bath & Beyond Inc.	260	14,825	(a)

	Number of Shares	Fair Value

Home Furnishings — 0.1%

Leggett & Platt Inc.	265	$10,931
Mohawk Industries Inc.	106	19,270	(a)
		30,201

Home Improvement Retail — 1.2%

Lowe’s Companies Inc.	1,443	99,452
The Home Depot Inc.	1,953	225,552
		325,004

Hotel & Resort REITs — 0.1%

Host Hotels & Resorts Inc.	1,071	16,933

Hotels, Resorts & Cruise Lines — 0.4%

Carnival Corp.	703	34,939
Marriott International Inc., Class A	302	20,596
Royal Caribbean Cruises Ltd.	234	20,847
Starwood Hotels & Resorts Worldwide Inc.	251	16,687
Wyndham Worldwide Corp.	216	15,530
		108,599

Household Appliances — 0.1%

Whirlpool Corp.	110	16,199

Household Products — 1.7%

Colgate-Palmolive Co.	1,367	86,750
Kimberly-Clark Corp.	559	60,953
The Clorox Co.	182	21,026
The Procter & Gamble Co.	4,120	296,393
		465,122

Housewares & Specialties — 0.1%

Newell Rubbermaid Inc.	377	14,971

Human Resource & Employment Services — 0.0%*

Robert Half International Inc.	186	9,516

Hypermarkets & Super Centers — 0.9%

Costco Wholesale Corp.	650	93,970
Wal-Mart Stores Inc.	2,378	154,190
		248,160

Independent Power Producers & Energy Traders — 0.1%

AES Corp.	1,134	11,102
NRG Energy Inc.	462	6,861
		17,963

Industrial Conglomerates — 2.3%

3M Co.	966	136,950
Danaher Corp.	914	77,882
General Electric Co.	15,333	386,698	(h,k)
Roper Technologies Inc.	142	22,251
		623,781

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2015

	Number of Shares	Fair Value

Industrial Gases — 0.3%

Air Products & Chemicals Inc.	294	$37,509
Airgas Inc.	92	8,218
Praxair Inc.	437	44,513
		90,240

Industrial Machinery — 0.6%

Dover Corp.	231	13,209
Flowserve Corp.	229	9,421
Illinois Tool Works Inc.	540	44,447
Ingersoll-Rand PLC	377	19,140
Parker-Hannifin Corp.	211	20,530
Pentair PLC	262	13,373
Snap-on Inc.	98	14,792
Stanley Black & Decker Inc.	221	21,433
Xylem Inc.	244	8,015
		164,360

Industrial REITs — 0.1%

Prologis Inc.	788	30,653

Insurance Brokers — 0.3%

Aon PLC	436	38,634
Marsh & McLennan Companies Inc.	815	42,559
		81,193

Integrated Oil & Gas — 2.9%

Chevron Corp.	2,843	224,256	(h)
Exxon Mobil Corp.	6,307	468,925	(h)
Occidental Petroleum Corp.	1,152	76,205
		769,386

Integrated Telecommunication Services — 2.2%

AT&T Inc.	9,342	304,362	(h)
CenturyLink Inc.	815	20,473
Frontier Communications Corp.	1,366	6,489
Verizon Communications Inc.	6,132	266,803
		598,127

Internet Retail — 1.8%

Amazon.com Inc.	582	297,920	(a)
Expedia Inc.	168	19,770
Netflix Inc.	644	66,500	(a)
The Priceline Group Inc.	78	96,475	(a)
TripAdvisor Inc.	154	9,705	(a)
		490,370

Internet Software & Services — 3.6%

Akamai Technologies Inc.	249	17,196	(a)
eBay Inc.	1,677	40,986	(a,h)
Facebook Inc., Class A	3,432	308,537	(a,h)
Google Inc., Class A	440	280,883	(a)
Google Inc., Class C	445	270,747	(a)
VeriSign Inc.	147	10,372	(a)
Yahoo! Inc.	1,322	38,219	(a)
		966,940

	Number of Shares	Fair Value

Investment Banking & Brokerage — 0.9%

E*TRADE Financial Corp.	511	$13,455	(a)
Morgan Stanley	2,336	73,584
The Charles Schwab Corp.	1,726	49,294
The Goldman Sachs Group Inc.	612	106,341
		242,674

IT Consulting & Other Services — 1.3%

Accenture PLC, Class A	937	92,070
Cognizant Technology Solutions Corp., Class A	914	57,226	(a)
International Business Machines Corp.	1,385	200,783
Teradata Corp.	266	7,703	(a)
		357,782

Leisure Products — 0.1%

Hasbro Inc.	153	11,037
Mattel Inc.	581	12,236
		23,273

Life & Health Insurance — 0.9%

Aflac Inc.	689	40,052
Lincoln National Corp.	367	17,418
MetLife Inc.	1,687	79,542
Principal Financial Group Inc.	384	18,178
Prudential Financial Inc.	687	52,356
Torchmark Corp.	190	10,716
Unum Group	432	13,859
		232,121

Life Sciences Tools & Services — 0.4%

Agilent Technologies Inc.	469	16,101
PerkinElmer Inc.	148	6,802
Thermo Fisher Scientific Inc.	598	73,123
Waters Corp.	115	13,594	(a)
		109,620

Managed Healthcare — 1.4%

Aetna Inc.	528	57,769
Anthem Inc.	405	56,700
Cigna Corp.	399	53,873
Humana Inc.	235	42,065
UnitedHealth Group Inc.	1,446	167,750
		378,157

Metal & Glass Containers — 0.1%

Ball Corp.	236	14,679
Owens-Illinois Inc.	210	4,351	(a)
		19,030

Motorcycle Manufacturers — 0.1%

Harley-Davidson Inc.	301	16,525

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2015

	Number of Shares	Fair Value

Movies & Entertainment — 1.6%

The Walt Disney Co.	2,347	$239,863
Time Warner Inc.	1,243	85,456
Twenty-First Century Fox Inc., Class A	2,552	68,853
Twenty-First Century Fox Inc., Class B	100	2,707
Viacom Inc., Class B	566	24,423
		421,302

Multi-Line Insurance — 0.6%

American International Group Inc.	2,005	113,924
Assurant Inc.	102	8,059
Genworth Financial Inc., Class A	912	4,214	(a)
Loews Corp.	528	19,082
The Hartford Financial Services Group Inc.	612	28,017
		173,296

Multi-Sector Holdings — 1.4%

Berkshire Hathaway Inc., Class B	2,845	370,988	(a,h)
Leucadia National Corp.	430	8,712
		379,700

Multi-Utilities — 1.1%

Ameren Corp.	336	14,203
CenterPoint Energy Inc.	737	13,295
CMS Energy Corp.	380	13,422
Consolidated Edison Inc.	416	27,810
Dominion Resources Inc.	875	61,582
DTE Energy Co.	249	20,012
NiSource Inc.	547	10,147
PG&E Corp.	728	38,438
Public Service Enterprise Group Inc.	722	30,439
SCANA Corp.	195	10,971
Sempra Energy	354	34,239
TECO Energy Inc.	302	7,931
WEC Energy Group Inc.	535	27,938
		310,427

Office REITs — 0.2%

Boston Properties Inc.	218	25,811
SL Green Realty Corp.	154	16,657
Vornado Realty Trust	248	22,424
		64,892

Office Services & Supplies — 0.0%*

Pitney Bowes Inc.	320	6,352

Oil & Gas Drilling — 0.1%

Diamond Offshore Drilling Inc.	177	3,062
Ensco PLC, Class A	467	6,575
Helmerich & Payne Inc.	146	6,900
Transocean Ltd.	700	9,044
		25,581

	Number of Shares	Fair Value

Oil & Gas Equipment & Services — 1.0%

Baker Hughes Inc.	663	$34,502
Cameron International Corp.	272	16,679	(a)
FMC Technologies Inc.	322	9,982	(a)
Halliburton Co.	1,273	45,001
National Oilwell Varco Inc.	616	23,192
Schlumberger Ltd.	1,940	133,802
		263,158

Oil & Gas Exploration & Production — 1.5%

Anadarko Petroleum Corp.	760	45,897
Apache Corp.	539	21,107
Cabot Oil & Gas Corp.	577	12,613
Chesapeake Energy Corp.	713	5,226
Cimarex Energy Co.	148	15,167
ConocoPhillips	1,825	87,527
Devon Energy Corp.	592	21,957
EOG Resources Inc.	820	59,696
EQT Corp.	264	17,099
Hess Corp.	362	18,122
Marathon Oil Corp.	960	14,784
Murphy Oil Corp.	282	6,825
Newfield Exploration Co.	338	11,120	(a)
Noble Energy Inc.	632	19,074
Pioneer Natural Resources Co.	213	25,909
Range Resources Corp.	231	7,420
Southwestern Energy Co.	525	6,662	(a)
		396,205

Oil & Gas Refining & Marketing — 0.6%

Marathon Petroleum Corp.	858	39,751
Phillips 66	730	56,093
Tesoro Corp.	176	17,114
Valero Energy Corp.	796	47,840
		160,798

Oil & Gas Storage & Transportation — 0.6%

Columbia Pipeline Group Inc.	547	10,005
Kinder Morgan Inc.	2,730	75,566
ONEOK Inc.	358	11,528
Spectra Energy Corp.	960	25,219
The Williams Companies Inc.	1,026	37,808
		160,126

Packaged Foods & Meats — 1.5%

Campbell Soup Co.	245	12,417
ConAgra Foods Inc.	599	24,265
General Mills Inc.	921	51,696
Hormel Foods Corp.	203	12,852
Kellogg Co.	357	23,758
Keurig Green Mountain Inc.	172	8,968
McCormick & Company Inc.	178	14,628
Mead Johnson Nutrition Co.	288	20,275
Mondelez International Inc., Class A	2,495	104,466
The Hershey Co.	209	19,203

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2015

	Number of Shares	Fair Value

The JM Smucker Co.	146	$16,657
The Kraft Heinz Co.	884	62,393
Tyson Foods Inc., Class A	507	21,852
		393,430

Paper Packaging — 0.2%

Avery Dennison Corp.	170	9,617
Sealed Air Corp.	292	13,689
WestRock Co.	398	20,473
		43,779

Paper Products — 0.1%

International Paper Co.	606	22,901

Personal Products — 0.1%

The Estee Lauder Companies Inc., Class A	318	25,656

Pharmaceuticals — 5.4%

Allergan PLC	589	160,096	(a)
Bristol-Myers Squibb Co.	2,499	147,941
Eli Lilly & Co.	1,454	121,685
Endo International PLC	316	21,893	(a)
Johnson & Johnson	4,205	392,537	(h)
Mallinckrodt PLC	164	10,486	(a)
Merck & Company Inc.	4,289	211,834
Mylan N.V.	621	25,001	(a)
Perrigo Company PLC	216	33,970
Pfizer Inc.	9,366	294,186
Zoetis Inc.	769	31,667
		1,451,296

Property & Casualty Insurance — 0.9%

ACE Ltd.	498	51,493
Cincinnati Financial Corp.	200	10,760
The Allstate Corp.	641	37,332
The Chubb Corp.	338	41,456
The Progressive Corp.	890	27,270
The Travelers Companies Inc.	498	49,566
XL Group PLC	473	17,179
		235,056

Publishing — 0.0%*

News Corp., Class A	684	8,632

Railroads — 0.8%

CSX Corp.	1,496	40,242
Kansas City Southern	155	14,086
Norfolk Southern Corp.	465	35,526
Union Pacific Corp.	1,340	118,470
		208,324

Real Estate Services — 0.0%*

CBRE Group Inc., Class A	386	12,352	(a)

	Number of Shares	Fair Value

Regional Banks — 0.9%

BB&T Corp.	1,184	$42,150
Fifth Third Bancorp	1,166	22,049
Huntington Bancshares Inc.	1,382	14,649
KeyCorp	1,212	15,768
M&T Bank Corp.	187	22,805
People’s United Financial Inc.	561	8,825
Regions Financial Corp.	1,932	17,407
SunTrust Banks Inc.	805	30,783
The PNC Financial Services Group Inc.	783	69,844
Zions Bancorporation	266	7,326
		251,606

Research & Consulting Services — 0.2%

Equifax Inc.	168	16,326
Nielsen Holdings PLC	574	25,526
The Dun & Bradstreet Corp.	47	4,935
		46,787

Residential REITs — 0.4%

Apartment Investment & Management Co., Class A	235	8,700
AvalonBay Communities Inc.	189	33,041
Equity Residential	547	41,091
Essex Property Trust Inc.	110	24,576
		107,408

Restaurants — 1.4%

Chipotle Mexican Grill Inc.	47	33,852	(a)
Darden Restaurants Inc.	169	11,583
McDonald’s Corp.	1,468	144,642
Starbucks Corp.	2,268	128,913
Yum! Brands Inc.	658	52,607
		371,597

Retail REITs — 0.6%

General Growth Properties Inc.	891	23,139
Kimco Realty Corp.	706	17,247
Realty Income Corp.	357	16,918
Simon Property Group Inc.	462	84,879
The Macerich Co.	196	15,057
		157,240

Security & Alarm Services — 0.1%

The ADT Corp.	235	7,027
Tyco International PLC	594	19,875
		26,902

Semiconductor Equipment — 0.2%

Applied Materials Inc.	1,861	27,338
KLA-Tencor Corp.	285	14,250
Lam Research Corp.	223	14,569
		56,157

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2015

	Number of Shares	Fair Value

Semiconductors — 2.1%

Altera Corp.	424	$21,234
Analog Devices Inc.	479	27,020
Avago Technologies Ltd.	381	47,629
Broadcom Corp., Class A	832	42,790
First Solar Inc.	139	5,942	(a)
Intel Corp.	7,220	217,611
Linear Technology Corp.	333	13,437
Microchip Technology Inc.	341	14,694
Micron Technology Inc.	1,639	24,552	(a)
NVIDIA Corp.	720	17,748
Qorvo Inc.	200	9,010	(a)
Skyworks Solutions Inc.	300	25,263
Texas Instruments Inc.	1,577	78,093
Xilinx Inc.	368	15,603
		560,626

Soft Drinks — 1.9%

Coca-Cola Enterprises Inc.	322	15,569
Dr Pepper Snapple Group Inc.	274	21,660
Monster Beverage Corp.	225	30,406	(a)
PepsiCo Inc.	2,219	209,251
The Coca-Cola Co.	5,932	237,992
		514,878

Specialized Consumer Services — 0.1%

H&R Block Inc.	469	16,978

Specialized Finance — 0.6%

CME Group Inc.	513	47,576
Intercontinental Exchange Inc.	173	40,653
McGraw Hill Financial Inc.	415	35,898
Moody’s Corp.	261	25,630
Nasdaq Inc.	156	8,319
		158,076

Specialized REITs — 0.8%

American Tower Corp.	630	55,427
Crown Castle International Corp.	510	40,224
Equinix Inc.	86	23,512
Iron Mountain Inc.	251	7,786
Plum Creek Timber Company Inc.	297	11,735
Public Storage	222	46,982
Weyerhaeuser Co.	745	20,368
		206,034

Specialty Chemicals — 0.5%

Ecolab Inc.	412	45,205
International Flavors & Fragrances Inc.	112	11,565
PPG Industries Inc.	418	36,654
Sigma-Aldrich Corp.	169	23,478
The Sherwin-Williams Co.	117	26,065
		142,967

	Number of Shares	Fair Value

Specialty Stores — 0.2%

Signet Jewelers Ltd.	121	$16,472
Staples Inc.	888	10,416
Tiffany & Co.	195	15,058
Tractor Supply Co.	236	19,899
		61,845

Steel — 0.1%

Nucor Corp.	450	16,897

Systems Software — 2.8%

CA Inc.	549	14,988
Microsoft Corp.	12,163	538,334	(h)
Oracle Corp.	4,870	175,904
Red Hat Inc.	276	19,839	(a)
Symantec Corp.	979	19,061
		768,126

Technology Hardware, Storage & Peripherals — 4.4%

Apple Inc.	8,661	955,308	(h)
EMC Corp.	3,041	73,471
Hewlett-Packard Co.	2,786	71,349
NetApp Inc.	436	12,906
SanDisk Corp.	313	17,005
Seagate Technology PLC	466	20,877
Western Digital Corp.	350	27,804
		1,178,720

Thrifts & Mortgage Finance — 0.0%*

Hudson City Bancorp Inc.	945	9,611

Tires & Rubber — 0.0%*

The Goodyear Tire & Rubber Co.	372	10,911

Tobacco — 1.5%

Altria Group Inc.	2,980	162,112
Philip Morris International Inc.	2,340	185,632
Reynolds American Inc.	1,202	53,213
		400,957

Trading Companies & Distributors — 0.2%

Fastenal Co.	473	17,316
United Rentals Inc.	138	8,287	(a)
WW Grainger Inc.	86	18,491
		44,094

Trucking — 0.1%

JB Hunt Transport Services Inc.	139	9,924
Ryder System Inc.	69	5,109
		15,033

Total Common Stock (Cost $20,596,144)		25,655,880

See Notes to Schedules of Investments and Notes to Financial Statements.

S&P 500 Index Fund

Schedule of Investments	September 30, 2015

	Fair Value

Short-Term Investments — 4.5%

State Street Institutional U.S. Government Money Market Fund — Premier Class 0.00% (Cost $1,221,898)	$1,221,898	(d,h,m)

Total Investments (Cost $21,818,042)	26,877,778

Other Assets and Liabilities, net — 0.4%	99,639

NET ASSETS — 100.0%	$26,977,417

Other Information:

The Fund had the following long futures contracts open at September 30, 2015:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Depreciation
S&P 500 Emini Index Futures	December 2015	15	$1,431,525	$(46,443)

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Large-Cap Core Equity Fund	(Unaudited)

Stephen V. Gelhaus

Senior Vice President

Paul C. Reinhardt

Senior Vice President

The U.S. Large-Cap Core Equity Fund is co-managed by Paul C. Reinhardt and Stephen V. Gelhaus. Messrs. Reinhardt and Gelhaus both manage the Fund as a collaborative team. Both portfolio managers have the authority to increase or decrease existing positions in the Fund; however, Mr. Reinhardt, as lead manager, is vested with the authority to purchase securities that are new to the Fund or to divest the Fund of its entire position in a security. Mr. Reinhardt also has veto authority over Mr. Gelhaus’ trade decisions. See portfolio managers’ biographical information beginning on page 124.

Q.	How did the GE Institutional U.S. Large-Cap Core Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2015?

A.	For the twelve-month period ended September 30, 2015, the GE Institutional U.S. Large-Cap Core Equity Fund returned -5.31% for the Investment Class shares and -5.51% for the Service Class shares. The Fund’s benchmark, the S&P 500 Index returned -0.61% and the Fund’s Morningstar peer group of 1,658 US Large Blend funds returned an average of -2.67% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	Market developments for the fiscal year included: 1) a sharp drop in crude-oil and other commodity prices; 2) concerns about a slowdown in emerging markets specifically China and 3) a decline in the 10-year US Treasury rate from 2.49% a year ago to 2.04%. In the three-month period ending September 30, 2015, market volatility increased dramatically, and the US Equity market experienced its first 10% correction in 4 years. Investors worried about China’s slowing economy and the Federal Reserve’s pending interest-rate actions. S&P 500 sectors had a significant divergence in performance, with the defensive consumer and utility stocks generating positive twelve-month returns, while energy, materials and industrial sectors generated negative performance. In the past year, the growth style of investing significantly outperformed value.

Q.	What were the primary drivers behind Fund performance?

A.	The underperformance compared to the S&P 500 Index benchmark was driven by a sector overweight in energy, and stock selection in energy, IT, utilities and financials. With respect to energy, the S&P 500 energy sector declined 30% for the Fund’s fiscal year, and the Fund started the fiscal year overweight vs benchmark. In addition, the Fund was overweight energy service and energy & exploration companies that underperformed the average energy stock. Within the IT sector, an overweight in Applied Materials detracted from performance, as a proposed merger with Tokyo Electron fell through. In addition, global GDP and IT market-specific growth concerns caused underperformance in EMC Corp., Hewlett-Packard and Western Digital, all over-weighted holdings. Positions in independent power producers NRG Energy and Calpine caused utility-sector underperformance, as independent power producers underperformed regulated utilities. Within financials, an underweight in the defensive, outperforming REIT industry weighed on returns, as did an overweight in American Express (-14% return). In general, defensive consumer, REIT and utility companies were outperformers for the fiscal year and were underweighted in the portfolio.

The Fund’s retailer holdings, including Advance Auto Parts (+40%), Lowe’s (+32%), Target (+29%), CVS (+23%) and Dollar General (+20%), were key contributors for the year. In addition, the Fund had positive stock selection in health care driven by the overweight in Boston Scientific (+39%). This holding’s fundamentals were boosted by margin-improvement initiatives and introduction of new, high-growth medical products.

U.S. Large-Cap Core Equity Fund	(Unaudited)

To sum up, the portfolio is being managed with a relative-value discipline, with exposure to all economic sectors. We believed that several defensive sectors of the market were overvalued, as were some of the high-growth internet and technology stocks. This approach and viewpoint weighed on returns over the last 12 months. In addition, the portfolio has several stock-specific holdings that had fundamental and regulatory events that detracted from returns. Finally, we believed that crude-oil prices would stay in a trading range above $80, when in fact they dropped through that level starting in the December quarter of 2014.

Q.	Were there any significant changes in the Fund during the period?

A.	The Fund continues to invest in companies with attractive valuations, high free-cash flow generation, and strong management teams. The Fund stood at 67 holdings at September 30th — down from 74 at the beginning of the year — as the Fund managers continued to increase the focus on the high-conviction stocks we believe have the best long-term performance prospects. In our opinion, the high volatility and correlations among stocks in the September quarter will gradually decline, and we will again be rewarded for stock selection. At the fiscal year-end, the Fund was positioned for continued global GDP growth, given the over-benchmark weights in industrials and financials. We believe this view will add positive attribution over the long term, and we remain confident our stock selection will generate positive results within the economic sectors.

In terms of positioning changes, the Fund neutralized its overweight in energy in light of recent volatility, and decreased its overweight exposure to the financials sector amid lingering interest rate and regulatory uncertainties. Consumer staples and telecom exposures were also reduced further. The Fund used proceeds to increase its industrials exposure, finding many quality large-cap multi-nationals at attractive valuations. We also bolstered holdings in health care and consumer discretionary — adding to medical products and auto parts retailers & suppliers. The Fund maintained its underweight in information technology, given high valuations relative to fundamentals.

U.S. Large-Cap Core Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2015.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 1, 2015 – September 30, 2015

Account value at the beginning of the period ($)		Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Investment Class	1,000.00	915.20	2.11
Service Class	1,000.00	914.50	3.31
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,022.86	2.23
Service Class	1,000.00	1,021.61	3.50

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.44%** for Investment Class shares and 0.69%** for Service Class shares (for the period April 1, 2015 - September 30, 2015), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

U.S. Large-Cap Core Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal circumstances in equity securities of large-capitalization U.S. companies, such as common and preferred stocks. The Fund invests in U.S. large-cap companies (meaning companies with a market capitalization of $8 billion or more) that the portfolio managers believe are undervalued by the market but have solid growth prospects.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2015

	One Year	Five Year	Ten Year
Number of funds in peer group	1,658	1,419	1,201
Peer group average annual total return	-2.67%	11.20%	5.62%
Morningstar Category in peer group: Large Blend

Top Ten Largest Holdings

as of September 30, 2015 (as a % of Fair Value) (a)(b)

Google Inc., Class A	3.74%
Apple Inc.	3.07%
JPMorgan Chase & Co.	3.07%
Cisco Systems Inc.	2.55%
PepsiCo Inc.	2.48%
Johnson & Johnson	2.40%
Pfizer Inc.	2.32%
Comcast Corp., Class A	2.30%
American International Group Inc.	2.16%
CVS Health Corp.	2.15%

Sector Allocation as of September 30, 2015

Portfolio composition as a % of Fair Value of $61,964 (in thousands) as of September 30, 2014 (a)(b)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return

for the periods ended September 30, 2015

Investment Class Shares (Inception date: 2/2/00)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
U.S. Large-Cap Core Equity Fund	-5.31%	11.57%	7.09%	$19,843
S&P 500 Index	-0.61%	13.34%	6.80%	$19,304

Service Class Shares

Average Annual Total Return

for the periods ended September 30, 2015

Service Class Shares (Inception date: 9/30/05)
	One Year	Five Year	Since Inception	Ending value of a $10,000 investment
U.S. Large-Cap Core Equity Fund	-5.51%	11.29%	6.84%	$19,376
S&P 500 Index	-0.61%	13.34%	6.80%	$19,304

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

U.S. Large-Cap Core Equity Fund

Schedule of Investments	September 30, 2015

U.S. Large-Cap Core Equity Fund

	Number of Shares	Fair Value
Common Stock — 95.5%†

Aerospace & Defense — 5.4%

General Dynamics Corp.	4,715	$650,434
Hexcel Corp.	12,332	553,214
Honeywell International Inc.	13,928	1,318,842	(h)
The Boeing Co.	6,819	892,948
		3,415,438

Agricultural Products — 1.4%

Archer-Daniels-Midland Co.	22,125	917,081

Airlines — 1.2%

Delta Air Lines Inc.	17,410	781,187

Apparel, Accessories & Luxury Goods — 0.1%

Coach Inc.	2,902	83,955

Asset Management & Custody Banks — 4.7%

Ameriprise Financial Inc.	9,793	1,068,710
Invesco Ltd.	30,467	951,484
State Street Corp.	14,508	975,083	(e)
		2,995,277

Auto Parts & Equipment — 2.0%

BorgWarner Inc.	5,406	224,835
Delphi Automotive PLC	13,420	1,020,457
		1,245,292

Automobile Manufacturers — 1.5%

Ford Motor Co.	72,540	984,368

Automotive Retail — 1.7%

Advance Auto Parts Inc.	5,803	1,099,843

Biotechnology — 3.6%

Amgen Inc.	8,705	1,204,076
Gilead Sciences Inc.	10,881	1,068,405
		2,272,481

Broadcasting — 0.6%

CBS Corp., Class B	9,430	376,257

Cable & Satellite — 2.2%

Comcast Corp., Class A	25,026	1,423,479

Communications Equipment — 3.5%

Cisco Systems Inc.	60,208	1,580,460
QUALCOMM Inc.	12,332	662,598
		2,243,058

	Number of Shares	Fair Value

Diversified Banks — 6.7%

Bank of America Corp.	54,405	$847,630
Citigroup Inc.	10,156	503,839
JPMorgan Chase & Co.	31,192	1,901,776
Wells Fargo & Co.	19,223	987,101
		4,240,346

Drug Retail — 2.1%

CVS Health Corp.	13,783	1,329,784

Electric Utilities — 1.6%

NextEra Energy Inc.	10,156	990,718

Electrical Components & Equipment — 1.2%

Rockwell Automation Inc.	7,254	736,063

General Merchandise Stores — 2.6%

Dollar General Corp.	13,783	998,441
Target Corp.	8,705	684,735
		1,683,176

Healthcare Distributors — 1.5%

Cardinal Health Inc.	12,694	975,153

Healthcare Equipment — 2.9%

Boston Scientific Corp.	74,716	1,226,089	(a)
Stryker Corp.	6,238	586,996
		1,813,085

Home Improvement Retail — 1.7%

Lowe’s Companies Inc.	15,959	1,099,894

Independent Power Producers & Energy Traders — 1.1%

Calpine Corp.	25,389	370,680	(a,h)
NRG Energy Inc.	20,311	301,618
		672,298

Industrial Machinery — 1.4%

Ingersoll-Rand PLC	17,772	902,284

Integrated Oil & Gas — 2.8%

Cenovus Energy Inc.	21,762	329,912
Exxon Mobil Corp.	4,352	323,571
Occidental Petroleum Corp.	17,410	1,151,672
		1,805,155

Integrated Telecommunication Services — 1.4%

Verizon Communications Inc.	20,311	883,732

Internet Software & Services — 3.6%

Google Inc., Class A	3,627	2,315,368	(a)

See Notes to Schedules of Investments and Notes to Financial Statements.

U.S. Large-Cap Core Equity Fund

Schedule of Investments	September 30, 2015

	Number of Shares	Fair Value

Life & Health Insurance — 1.2%

Lincoln National Corp.	15,959	$757,414

Life Sciences Tools & Services — 0.4%

PerkinElmer Inc.	6,166	283,389

Movies & Entertainment — 1.6%

Time Warner Inc.	15,233	1,047,269

Multi-Line Insurance — 3.7%

American International Group Inc.	23,575	1,339,532
The Hartford Financial Services Group Inc.	21,762	996,264
		2,335,796

Oil & Gas Equipment & Services — 1.7%

Schlumberger Ltd.	15,959	1,100,692

Oil & Gas Exploration & Production — 2.2%

Hess Corp.	18,498	926,010
Marathon Oil Corp.	29,741	458,011
		1,384,021

Packaged Foods & Meats — 1.4%

Mondelez International Inc., Class A	21,036	880,777

Paper Packaging — 0.5%

Packaging Corporation of America	5,078	305,493

Pharmaceuticals — 8.7%

Allergan PLC	4,715	1,281,584	(a)
Johnson & Johnson	15,959	1,489,773
Merck & Company Inc.	26,477	1,307,699
Pfizer Inc.	45,700	1,435,437
		5,514,493

Railroads — 0.8%

CSX Corp.	18,135	487,832

Research & Consulting Services — 1.6%

Nielsen Holdings PLC	22,850	1,016,140

Semiconductor Equipment — 1.3%

Applied Materials Inc.	54,405	799,209

Soft Drinks — 2.4%

PepsiCo Inc.	16,321	1,539,070

Specialized REITs — 2.4%

American Tower Corp.	12,332	1,084,969
Extra Space Storage Inc.	5,803	447,760
		1,532,729

	Number of Shares	Fair Value

Systems Software — 1.5%

Oracle Corp.	26,114	$943,238

Technology Hardware, Storage & Peripherals — 5.6%

Apple Inc.	17,264	1,904,219
EMC Corp.	27,565	665,970
Hewlett-Packard Co.	17,410	445,870
Western Digital Corp.	6,529	518,664
		3,534,723

Total Common Stock (Cost $58,906,425)		60,747,057

Exchange Traded Funds — 1.4%

Financial Select Sector SPDR Fund	7,859	178,085	(m)
Industrial Select Sector SPDR Fund	14,295	713,178	(m)

Total Exchange Traded Funds (Cost $651,221)		891,263

Total Investments in Securities (Cost $59,557,646)		61,638,320

Short-Term Investments — 0.5%

State Street Institutional U.S. Government Money Market Fund — Premier Class 0.00% (Cost $326,019)		326,019	(d,h,m)

Total Investments (Cost $59,883,665)		61,964,339

Other Assets and Liabilities, net — 2.6%		1,635,224

NET ASSETS — 100.0%		$63,599,563

Other Information:

The Fund had the following long futures contracts open at September 30, 2015:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 Emini Index Futures	December 2015	14	$1,336,090	$5,446

See Notes to Schedules of Investments and Notes to Financial Statements.

Premier Growth Equity Fund	(Unaudited)

David B. Carlson

Chief Investment

Officer – U.S. Equities

The Premier Growth Equity Fund is managed by David B. Carlson. See portfolio managers’ biographical information beginning on page 124.

Q.	How did the GE Institutional Premier Growth Equity Fund perform compared to its benchmarks and Morningstar peer group for the twelve-month period ended September 30, 2015?

A.	For the twelve-month period ended September 30, 2015, the GE Institutional Premier Growth Equity Fund returned -0.47% for the Investment Class shares and -0.77% for the Service Class shares. The Fund’s benchmarks, the S&P 500 Index and the Russell 1000 Growth Index returned -0.61% and 3.18%, respectively, and the Fund’s Morningstar peer group of 1,730 US Large Growth funds returned an average of 1.29% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	In the past year the growth style of investing has significantly outperformed value. Several macro themes have driven the market, including the strengthening U.S. dollar, and falling interest rates and energy prices. Energy dropped close to 30% — the worst performing S&P 500 sector. Growth concerns stemming from China and the emerging markets exacerbated commodity weakness, creating headwinds for many multi-national companies. In this risk-off environment, consumer staples and utilities (both +7%) were the best-performing S&P 500 sectors — and defensive positioning mattered. Portfolios that were tilted to higher interest rates struggled on a relative basis, as the Federal Reserve’s initial rate hike was pushed out.

Q.	What were the primary drivers behind Fund performance?

A.	Given a continued outlook for slow U.S. economic growth, the Fund was underweight the winning defensive/higher-yielding sectors, namely utilities and consumer staples. As our initial expectation for a mid-2015 Fed interest rate hike was delayed, the Fund’s rate-sensitive financials, including State Street (-7%) and Charles Schwab (-2%), weighed on performance. The Fund benefited from minimal energy sector exposure during the course of the year, however global energy services leader Schlumberger (-31%) lagged.

More than sector allocation, individual stock selections drove the concentrated Fund’s results, with particular strength in consumer discretionary (e.g., Amazon.com +59%, Lowe’s +32%, Disney +17% and Dick’s Sporting Goods +14%). Health care stocks, including Covidien (+24% before Medtronic’s acquisition closed) and Actavis (+12%) were key contributors. With fits and starts over the timing of prospective rate increases, market volatility rose, benefitting over-the-counter derivatives exchange, CME (+21%). Despite strength in payment processor, Visa (+32%), the Fund’s tech holdings weighted on returns — especially Baidu (-37%), Paypal (-23%) and Qualcomm (-26%). Equipment rentals company, United Rentals (-34%) swooned on its energy sector exposure (approximately 11% of its revenues); and Macao gaming company Las Vegas Sands (-36%) fell on China growth and government anti-corruption campaign concerns.

Q.	Were there any significant changes in the Fund during the period?

A.	Fund changes were relatively modest during the 12-month period. The Fund ended the year with 35 stocks, down net one position, and with a decreased allocation to energy. At September 30, 2015, technology remained the largest sector in the Fund, followed by consumer discretionary, health care and financials. The Fund maintained underweight positioning in the slower-growing utilities, telecommunications and consumer staples sectors at the end of the 12-month period.

Premier Growth Equity Fund	(Unaudited)

Early in the year, as oil prices fell, we eliminated the Fund’s sole oil exploration/production holding, Anadarko — a strong contributor last year. M&A and corporate actions impacted selected portfolio holdings, as Medtronic bought Covidien, acquisitive Actavis took the name Allergan and EBay spun out Paypal (the Fund held both at year-end).

We continue to focus on what we believe are financially strong companies with great management teams at attractive valuations. We favor companies with innovative products and services rather than business models tied to GDP growth. In a slow growth world, we believe the Fund’s collection of companies with above-average earnings growth rates will do well over the long term.

Premier Growth Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2015.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 1, 2015 – September 30, 2015

Account value at the beginning of the period ($)		Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Investment Class	1,000.00	921.50	1.83
Service Class	1,000.00	920.70	3.03
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,023.16	1.93
Service Class	1,000.00	1,021.91	3.19

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.38% for Investment Class shares and 0.63% for Service Class shares (for the period April 1, 2015 – September 30, 2015), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Premier Growth Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily in a limited number of large and medium-sized companies (meaning companies with a market capitalization of $2 billion or more) that the portfolio manager believes have above-average growth histories and/or growth potential.

Morningstar Performance Comparison

Based on average annual returns for periods ended

September 30, 2015

	One Year	Five Year	Ten Year
Number of funds in peer group	1,730	1,547	1,321
Peer group average annual total return	1.29%	12.37%	6.37%
Morningstar Category in peer group: Large Growth

Top Ten Largest Holdings

as of September 30, 2015 (as a % of Fair Value) (a)(b)

Apple Inc.	4.87%
Visa Inc., Class A	4.51%
Google Inc., Class C	4.48%
Amazon.com Inc.	4.37%
Allergan PLC	4.20%
CME Group Inc.	3.96%
Lowe’s Companies Inc.	3.65%
Liberty Global PLC, Class C	3.56%
PepsiCo Inc.	3.39%
Amgen Inc.	3.38%

Sector Allocation as of September 30, 2015

Portfolio composition as a % of Fair Value of $340,991 (in thousands) as of September 30, 2015 (a)(b)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return

for the periods ended September 30, 2015

Investment Class Shares (Inception date: 10/29/99)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
Premier Growth Equity Fund	-0.47%	14.54%	7.71%	$21,025
S&P 500 Index	-0.61%	13.34%	6.80%	$19,304
Russell 1000 Growth Index	3.18%	14.48%	8.09%	$21,764

Service Class Shares

Average Annual Total Return

for the periods ended September 30, 2015

Service Class Shares (Inception date: 1/3/01)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment
Premier Growth Equity Fund	-0.77%	14.25%	7.38%	$20,391
S&P 500 Index	-0.61%	13.34%	6.80%	$19,304
Russell 1000 Growth Index	3.18%	14.48%	8.09%	$21,764

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Premier Growth Equity Fund

Schedule of Investments	September 30, 2015

Premier Growth Equity Fund

	Number of Shares	Fair Value

Common Stock — 99.0%†

Air Freight & Logistics — 1.3%

United Parcel Service Inc., Class B	45,177	$4,458,518

Application Software — 2.2%

Intuit Inc.	85,334	7,573,392

Asset Management & Custody Banks — 3.0%

State Street Corp.	149,585	10,053,608	(e)

Biotechnology — 8.5%

Alexion Pharmaceuticals Inc.	56,221	8,792,402	(a)
Amgen Inc.	83,326	11,525,652
Gilead Sciences Inc.	88,345	8,674,596
		28,992,650

Cable & Satellite — 8.1%

Comcast Corp., Special Class A	200,786	11,492,991
Liberty Global PLC, Class C	296,158	12,148,401	(a)
Sirius XM Holdings Inc.	1,003,976	3,754,870	(a)
		27,396,262

Casinos & Gaming — 0.9%

Las Vegas Sands Corp.	83,326	3,163,888	(h)

Communications Equipment — 2.8%

QUALCOMM Inc.	179,703	9,655,442

Data Processing & Outsourced Services — 6.2%

PayPal Holdings Inc.	180,707	5,609,145	(a)
Visa Inc., Class A	220,863	15,385,317
		20,994,462

Fertilizers & Agricultural Chemicals — 2.7%

Monsanto Co.	105,412	8,995,860

Healthcare Equipment — 6.0%

Abbott Laboratories	225,883	9,085,014
Medtronic PLC	170,671	11,424,717
		20,509,731

Healthcare Supplies — 2.4%

The Cooper Companies Inc.	55,217	8,219,603

Home Improvement Retail — 3.7%

Lowe’s Companies Inc.	180,706	12,454,258

Internet Retail — 4.4%

Amazon.com Inc.	29,114	14,903,165	(a)

	Number of Shares	Fair Value

Internet Software & Services — 12.6%

Baidu Inc. ADR	69,272	$9,518,665	(a)
eBay Inc.	261,026	6,379,475	(a)
Facebook Inc., Class A	80,314	7,220,229	(a)
Google Inc., Class C	25,099	15,270,734	(a)
LinkedIn Corp., Class A	24,094	4,580,992	(a)
		42,970,095

Investment Banking & Brokerage — 3.0%

The Charles Schwab Corp.	361,415	10,322,012

Movies & Entertainment — 2.9%

The Walt Disney Co.	96,377	9,849,729

Oil & Gas Equipment & Services — 2.5%

Schlumberger Ltd.	123,479	8,516,347

Pharmaceuticals — 4.2%

Allergan PLC	52,706	14,326,018	(a)

Soft Drinks — 3.4%

PepsiCo Inc.	122,479	11,549,770

Specialized Finance — 6.8%

CME Group Inc.	145,568	13,499,976
McGraw Hill Financial Inc.	110,432	9,552,368
		23,052,344

Specialized REITs — 3.1%

American Tower Corp.	120,471	10,599,039

Specialty Stores — 1.6%

Dick’s Sporting Goods Inc.	110,429	5,478,383

Technology Hardware, Storage & Peripherals — 4.9%

Apple Inc.	150,589	16,609,967

Trading Companies & Distributors — 1.8%

United Rentals Inc.	100,399	6,028,960	(a)

Total Common Stock (Cost $283,437,374)		336,673,503

Short-Term Investments — 1.3%

State Street Institutional U.S. Government Money Market Fund — Premier Class 0.00% (Cost $4,317,388)		4,317,388	(d,m)

Total Investments (Cost $287,754,762)		340,990,891

See Notes to Schedules of Investments and Notes to Financial Statements.

Premier Growth Equity Fund

Schedule of Investments	September 30, 2015

Fair Value

Liabilities in Excess of Other Assets, net — (0.3)%	$(944,052)

NET ASSETS — 100.0%	$340,046,839

Other Information:

The Fund had the following short futures contracts open at September 30, 2015:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 Emini Index Futures	December 2015	28	$(2,672,180)	$64,390

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund	(Unaudited)

David Wiederecht

President and Chief

Investment Officer –

Investment Solutions

Mike Cervi

Senior Vice President

The Small-Cap Equity Fund is managed by David Wiederecht and Mike Cervi who are vested with oversight authority over the Fund’s sub-advisers that provide day-to-day management of the assets of the Fund allocated to them. Messrs. Wiederecht and Cervi have full discretion in determining the assets that are allocated to each sub-adviser. The current sub-advisers of the Fund are as follows: Champlain Investment Partners, LLC; GlobeFlex Capital, LP; Kennedy Capital Management, Inc.; Palisade Capital Management L.L.C., and SouthernSun Asset Management, LLC. See portfolio managers’ biographical information beginning on page 124.

Q.	How did the GE Institutional Small-Cap Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2015?

A.	For the twelve-month period ended September 30, 2015, the GE Institutional Small-Cap Equity Fund returned -0.90% for the Investment Class shares and
-1.12% for the Service Class shares. The Fund’s benchmark, the Russell 2000 Index returned 1.25% and the Fund’s Morningstar peer group of 818 US Small Blend funds returned an average of -1.09% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	Growth led the way from the fourth quarter of 2014 through the first two quarters of 2015, particularly the highest beta growth stocks in the index. This created a challenging environment for our sub-advisers which are more cash flow sensitive and tend to invest in growth names that have a lower beta and higher earnings quality. This consistent head wind shifted direction into a tail wind in the third quarter of 2015 and is now adding to performance as the higher quality of earnings has been rewarded during a period of market volatility.
Q.	What were the primary drivers behind Fund performance?

A.	The bio-tech rally in Q4 of 2014 which lasted through the first two quarters of 2015 detracted from relative performance as bio-techs don’t possess the quality of earnings necessary for our sub-advisers to invest in. Another detractor from performance was the weakness in the energy sector as one of sub-advisers had high concentrations of energy related exposure which resulted in negative excess return. Despite those headwinds, a number of acquisitions help buoy performance resulting in positive excess return year-to-date in 2015.

Q.	Were there any significant changes in the Fund during the period?

A.	There were no significant changes to the portfolio managers at GEAM or at the sub-advisers. Nor were there significant changes to weightings of the managers during this period despite some of their styles being out of favor. This is largely due to our belief as portfolio managers that the investment styles present in the Fund will protect capital in down-markets and will add positive excess returns over a market cycle despite the short-term underperformance.

Small-Cap Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2015.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 1, 2015 – September 30, 2015

Account value at the beginning of the period ($)		Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Investment Class	1,000.00	893.90	4.23
Service Class	1,000.00	892.60	5.41
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,020.61	4.51
Service Class	1,000.00	1,019.35	5.77

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.89% for Investment Class shares and 1.14% for Service Class shares (for the period April 1, 2015 – September 30, 2015), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Small-Cap Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities of small-cap companies, such as common and preferred stocks. The Fund uses a multi- sub-adviser investment strategy that combines growth, value and core investment management styles, which allows the Fund the potential to benefit from both value and growth cycles in the marketplace.

Morningstar Performance Comparison

Based on average annual returns for periods ended

September 30, 2015

	One Year	Five Year	Ten Year
Number of funds in peer group	818	689	561
Peer group average annual total return	-1.09%	10.98%	5.76%
Morningstar Category in peer group: Small Blend

Top Ten Largest Holdings

as of September 30, 2015 (as a % of Fair Value) (a)(b)

Blackbaud Inc.	1.32%
John Wiley & Sons Inc., Class A	1.22%
MEDNAX Inc.	1.02%
Endurance Specialty Holdings Ltd.	0.88%
Woodward Inc.	0.88%
ICON PLC	0.88%
UMB Financial Corp.	0.87%
CLARCOR Inc.	0.85%
Integra LifeSciences Holdings Corp.	0.83%
Microsemi Corp.	0.81%

Sector Allocation as of September 30, 2015

Portfolio composition as a % of Fair Value of $1,176,010 (in thousands) as of September 30, 2015 (a)(b)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return

for the periods ended September 30, 2015

Investment Class Shares (Inception date: 8/3/98)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
Small-Cap Equity Fund	-0.90%	12.97%	6.96%	$19,591
Russell 2000 Index	1.25%	11.74%	6.55%	$18,855

Service Class Shares

Average Annual Total Return

for the periods ended September 30, 2015

Service Class Shares (Inception date: 9/30/05)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment
Small-Cap Equity Fund	-1.12%	12.68%	6.70%	$19,118
Russell 2000 Index	1.25%	11.74%	6.55%	$18,855

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2015

Small-Cap Equity Fund

	Number of Shares	Fair Value

Common Stock — 94.4%†

Advertising — 0.1%

MDC Partners Inc., Class A	37,700	$694,811
National CineMedia Inc.	42,500	570,350
		1,265,161

Aerospace & Defense — 0.8%

Esterline Technologies Corp.	73,910	5,313,390	(a)
Teledyne Technologies Inc.	42,477	3,835,673	(a)
		9,149,063

Agricultural & Farm Machinery — 0.7%

AGCO Corp.	181,240	8,451,221

Agricultural Products — 0.8%

Darling Ingredients Inc.	801,420	9,007,961	(a)
Fresh Del Monte Produce Inc.	16,127	637,178
		9,645,139

Alternative Carriers — 0.1%

Inteliquent Inc.	38,500	859,705

Aluminum — 0.0%*

Century Aluminum Co.	52,077	239,554	(a)

Apparel Retail — 1.1%

Abercrombie & Fitch Co., Class A	50,090	1,061,407
Citi Trends Inc.	27,400	640,612
Genesco Inc.	80,809	4,611,770	(a)
The Buckle Inc.	149,992	5,545,204
The Children’s Place Inc.	12,550	723,759
Tilly’s Inc., Class A	25,993	191,308	(a)
		12,774,060

Apparel, Accessories & Luxury Goods — 0.9%

Columbia Sportswear Co.	71,855	4,224,355
G-III Apparel Group Ltd.	22,110	1,363,303	(a)
Iconix Brand Group Inc.	360,505	4,874,028	(a)
Oxford Industries Inc.	7,496	553,804
		11,015,490

Application Software — 5.4%

ACI Worldwide Inc.	235,446	4,972,620	(a)
Blackbaud Inc.	276,786	15,533,231	(h)
Fair Isaac Corp.	9,940	839,930
Guidewire Software Inc.	135,500	7,124,590	(a)
Jive Software Inc.	479,390	2,238,751	(a)
Mentor Graphics Corp.	158,500	3,903,855
MicroStrategy Inc., Class A	4,900	962,703	(a)
PROS Holdings Inc.	243,500	5,391,090	(a)

	Number of Shares	Fair Value

PTC Inc.	110,223	$3,498,478	(a)
Qlik Technologies Inc.	74,000	2,697,300	(a)
RealPage Inc.	302,444	5,026,619	(a)
Solera Holdings Inc.	87,971	4,750,434
SS&C Technologies Holdings Inc.	86,452	6,055,098
Zix Corp.	149,600	629,816	(a)
		63,624,515

Asset Management & Custody Banks — 0.6%

Financial Engines Inc.	197,500	5,820,325
Westwood Holdings Group Inc.	11,678	634,699
		6,455,024

Auto Parts & Equipment — 0.8%

American Axle & Manufacturing Holdings Inc.	31,751	633,115	(a)
Cooper-Standard Holding Inc.	12,067	699,886	(a)
Stoneridge Inc.	55,217	681,378	(a)
Tenneco Inc.	163,850	7,335,564	(a)
		9,349,943

Automobile Manufacturers — 0.6%

Thor Industries Inc.	115,795	5,998,181
Winnebago Industries Inc.	63,471	1,215,470
		7,213,651

Automotive Retail — 1.3%

CST Brands Inc.	247,500	8,330,850
Group 1 Automotive Inc.	44,325	3,774,274
Monro Muffler Brake Inc.	40,080	2,707,404
		14,812,528

Biotechnology — 1.6%

Aduro Biotech Inc.	14,800	286,676	(a)
Agios Pharmaceuticals Inc.	7,000	494,130	(a)
Anacor Pharmaceuticals Inc.	6,500	765,115	(a)
Cepheid	114,000	5,152,800	(a)
Concert Pharmaceuticals Inc.	17,800	334,106	(a)
Eagle Pharmaceuticals Inc.	4,800	355,344	(a)
FibroGen Inc.	20,700	453,744	(a)
Five Prime Therapeutics Inc.	25,100	386,289	(a)
Halozyme Therapeutics Inc.	43,100	578,833	(a)
Infinity Pharmaceuticals Inc.	53,400	451,230	(a)
Ligand Pharmaceuticals Inc., Class B	4,500	385,425	(a)
MacroGenics Inc.	28,800	616,896	(a)
Merrimack Pharmaceuticals Inc.	34,900	296,999	(a)
MiMedx Group Inc.	36,600	353,190	(a)
Neurocrine Biosciences Inc.	19,800	787,842	(a)
NewLink Genetics Corp.	10,100	361,984	(a)
Ophthotech Corp.	8,500	344,420	(a)
Raptor Pharmaceutical Corp.	63,700	385,385	(a)
Repligen Corp.	170,193	4,739,875	(a)
Retrophin Inc.	20,800	421,408	(a)
Sangamo Biosciences Inc.	68,600	386,904	(a)
		18,338,595

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2015

	Number of Shares	Fair Value

Brewers — 0.1%

The Boston Beer Company Inc., Class A	6,500	$1,368,965	(a)

Broadcasting — 0.0%*

Gray Television Inc.	42,579	543,308	(a)

Building Products — 0.3%

Apogee Enterprises Inc.	9,219	411,629
Builders FirstSource Inc.	88,696	1,124,665	(a)
Universal Forest Products Inc.	30,465	1,757,221
		3,293,515

Cable & Satellite — 0.1%

Starz, Class A	21,900	817,746	(a)

Casinos & Gaming — 0.3%

Churchill Downs Inc.	6,300	843,003
Eldorado Resorts Inc.	68,600	618,772	(a)
Isle of Capri Casinos Inc.	45,400	791,776	(a)
Pinnacle Entertainment Inc.	28,588	967,418	(a)
		3,220,969

Commercial Printing — 0.3%

Brady Corp., Class A	198,000	3,892,680

Commodity Chemicals — 0.2%

Core Molding Technologies Inc.	32,200	594,090	(a)
Koppers Holdings Inc.	41,920	845,526
Trinseo S.A.	23,451	592,138	(a)
		2,031,754

Communications Equipment — 0.4%

ADTRAN Inc.	62,728	915,829
CalAmp Corp.	62,749	1,009,631	(a)
Ciena Corp.	44,835	928,981	(a)
Finisar Corp.	50,011	556,623	(a)
Polycom Inc.	45,900	481,032	(a)
Ruckus Wireless Inc.	90,806	1,078,775	(a)
		4,970,871

Construction & Engineering — 0.9%

Chicago Bridge & Iron Company N.V.	201,005	7,971,858
Comfort Systems USA Inc.	40,295	1,098,442
Dycom Industries Inc.	11,108	803,775	(a)
Granite Construction Inc.	20,707	614,377
		10,488,452

Construction Machinery & Heavy Trucks — 1.0%

Alamo Group Inc.	34,505	1,613,109
Astec Industries Inc.	42,481	1,423,538
FreightCar America Inc.	19,559	335,632
The Greenbrier Companies Inc.	16,980	545,228

	Number of Shares	Fair Value

Trinity Industries Inc.	271,680	$6,158,986
Wabash National Corp.	129,940	1,376,065	(a)
		11,452,558

Consumer Electronics — 0.1%

Skullcandy Inc.	66,443	367,430	(a)
ZAGG Inc.	62,000	420,980	(a)
		788,410

Data Processing & Outsourced Services — 2.4%

Broadridge Financial Solutions Inc.	146,995	8,136,173
CoreLogic Inc.	152,326	5,671,097	(a)
CSG Systems International Inc.	94,980	2,925,384
Everi Holdings Inc.	404,405	2,074,598	(a)
Higher One Holdings Inc.	309,917	610,536	(a)
WEX Inc.	104,500	9,074,780	(a)
		28,492,568

Distributors — 0.7%

LKQ Corp.	296,977	8,422,268	(a)

Diversified Metals & Mining — 0.0%*

Materion Corp.	16,869	506,407

Diversified REITs — 0.3%

Cousins Properties Inc.	392,376	3,617,707

Diversified Support Services — 1.5%

Healthcare Services Group Inc.	217,786	7,339,388
Ritchie Bros Auctioneers Inc.	332,539	8,606,109
UniFirst Corp.	11,232	1,199,690
		17,145,187

Education Services — 0.6%

Bright Horizons Family Solutions Inc.	24,000	1,541,760	(a)
Capella Education Co.	8,800	435,776
Grand Canyon Education Inc.	15,700	596,443	(a)
ITT Educational Services Inc.	222,728	763,957	(a)
K12 Inc.	293,185	3,647,221	(a)
Strayer Education Inc.	11,500	632,155	(a)
		7,617,312

Electric Utilities — 1.0%

ALLETE Inc.	22,411	1,131,531
IDACORP Inc.	142,193	9,201,309
PNM Resources Inc.	40,594	1,138,662
		11,471,502

Electrical Components & Equipment — 0.3%

Encore Wire Corp.	66,405	2,169,451
EnerSys	19,672	1,054,026
Regal Beloit Corp.	10,008	564,952
		3,788,429

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2015

	Number of Shares	Fair Value

Electronic Components — 0.6%

Belden Inc.	11,296	$527,410
DTS Inc.	21,100	563,370	(a)
Littelfuse Inc.	48,973	4,463,889
Rogers Corp.	24,737	1,315,514	(a)
		6,870,183

Electronic Equipment & Instruments — 0.4%

Coherent Inc.	14,617	799,550	(a)
Control4 Corp.	139,345	1,137,055	(a)
FARO Technologies Inc.	17,213	602,455	(a)
Rofin-Sinar Technologies Inc.	34,355	890,825	(a)
Zebra Technologies Corp., Class A	23,360	1,788,208	(a)
		5,218,093

Electronic Manufacturing Services — 0.3%

Methode Electronics Inc.	40,519	1,292,556
Plexus Corp.	45,628	1,760,328	(a)
		3,052,884

Environmental & Facilities Services — 0.8%

Clean Harbors Inc.	190,855	8,391,894	(a)
SP Plus Corp.	33,200	768,580	(a)
		9,160,474

Fertilizers & Agricultural Chemicals — 0.3%

American Vanguard Corp.	76,000	878,560
Intrepid Potash Inc.	384,388	2,129,510	(a)
		3,008,070

Food Distributors — 0.5%

SpartanNash Co.	222,663	5,755,839

Food Retail — 1.2%

Casey’s General Stores Inc.	62,910	6,474,697
The Fresh Market Inc.	318,000	7,183,620	(a)
		13,658,317

Footwear — 1.0%

Crocs Inc.	49,958	645,707	(a)
Deckers Outdoor Corp.	66,099	3,837,708	(a)
Wolverine World Wide Inc.	347,000	7,509,080
		11,992,495

Gas Utilities — 0.1%

South Jersey Industries Inc.	53,748	1,357,137

Health Care REITs — 0.4%

National Health Investors Inc.	10,772	619,282
Omega Healthcare Investors Inc.	109,485	3,848,398
		4,467,680

Healthcare Distributors — 0.5%

Aceto Corp.	97,500	2,676,375

	Number of Shares	Fair Value

Owens & Minor Inc.	85,578	$2,733,361
		5,409,736

Healthcare Equipment — 5.1%

ABIOMED Inc.	5,000	463,800	(a)
Analogic Corp.	9,800	803,992
Cantel Medical Corp.	91,000	5,159,700
Cardiovascular Systems Inc.	72,500	1,148,400	(a)
Exactech Inc.	20,707	360,923	(a)
Globus Medical Inc., Class A	238,184	4,920,881	(a)
Greatbatch Inc.	11,074	624,795	(a)
Hill-Rom Holdings Inc.	165,317	8,594,831
Inogen Inc.	23,100	1,121,505	(a)
Insulet Corp.	154,000	3,990,140	(a)
Integra LifeSciences Holdings Corp.	164,500	9,795,975	(a)
iRadimed Corp.	30,300	738,108	(a)
K2M Group Holdings Inc.	34,400	639,840	(a)
LeMaitre Vascular Inc.	61,900	754,561
Masimo Corp.	165,800	6,393,248	(a)
Natus Medical Inc.	51,533	2,032,977	(a)
NuVasive Inc.	135,700	6,543,454	(a)
Orthofix International N.V.	8,780	296,325	(a)
STERIS Corp.	71,500	4,645,355
Zeltiq Aesthetics Inc.	23,800	762,314	(a)
		59,791,124

Healthcare Facilities — 0.9%

Amsurg Corp.	117,360	9,120,046	(a)
Genesis Healthcare Inc.	103,150	632,309	(a)
Kindred Healthcare Inc.	38,067	599,555
		10,351,910

Healthcare Services — 1.8%

Addus HomeCare Corp.	16,000	498,400	(a)
Air Methods Corp.	76,343	2,602,533	(a)
Amedisys Inc.	13,700	520,189	(a)
AMN Healthcare Services Inc.	17,516	525,655	(a)
BioTelemetry Inc.	79,200	969,408	(a)
Cross Country Healthcare Inc.	57,000	775,770	(a)
LHC Group Inc.	21,200	949,124	(a)
MEDNAX Inc.	156,283	12,000,972	(a)
RadNet Inc.	100,300	556,665	(a)
Team Health Holdings Inc.	40,700	2,199,021	(a)
		21,597,737

Healthcare Supplies — 1.4%

Endologix Inc.	373,692	4,581,464	(a)
Halyard Health Inc.	95,500	2,716,020	(a)
ICU Medical Inc.	58,400	6,394,800	(a)
Merit Medical Systems Inc.	9,943	237,737	(a)
OraSure Technologies Inc.	148,200	658,008	(a)
Vascular Solutions Inc.	21,800	706,538	(a)
West Pharmaceutical Services Inc.	25,500	1,380,060
		16,674,627

Healthcare Technology — 1.4%

HMS Holdings Corp.	394,359	3,458,528	(a)

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2015

	Number of Shares	Fair Value

MedAssets Inc.	52,177	$1,046,671	(a)
Medidata Solutions Inc.	125,500	5,284,805	(a)
Omnicell Inc.	156,500	4,867,150	(a)
Quality Systems Inc.	45,006	561,675
Veeva Systems Inc., Class A	19,713	461,481	(a)
Vocera Communications Inc.	73,822	842,309	(a)
		16,522,619

Home Building — 0.2%

Meritage Homes Corp.	32,441	1,184,745	(a)
TopBuild Corp.	23,447	726,154	(a)
		1,910,899

Home Furnishings — 0.1%

Ethan Allen Interiors Inc.	52,113	1,376,304

Hotel & Resort REITs — 0.4%

Ashford Hospitality Trust Inc.	92,737	565,696
Hersha Hospitality Trust	53,385	1,209,704
RLJ Lodging Trust	99,525	2,514,997
Summit Hotel Properties Inc.	27,681	323,037
		4,613,434

Hotels, Resorts & Cruise Lines — 0.3%

Interval Leisure Group Inc.	168,075	3,085,857

Household Appliances — 0.1%

Helen of Troy Ltd.	13,648	1,218,766	(a)

Housewares & Specialties — 0.7%

Jarden Corp.	171,234	8,369,918	(a)

Human Resource & Employment Services — 0.1%

Insperity Inc.	15,519	681,750
TrueBlue Inc.	40,797	916,708	(a)
		1,598,458

Industrial Conglomerates — 0.3%

Raven Industries Inc.	193,500	3,279,825

Industrial Machinery — 6.6%

Actuant Corp., Class A	268,000	4,928,520
Altra Industrial Motion Corp.	36,865	852,319
Barnes Group Inc.	64,860	2,338,203
CLARCOR Inc.	209,623	9,994,825
IDEX Corp.	98,900	7,051,570
John Bean Technologies Corp.	48,800	1,866,600
LB Foster Co., Class A	27,126	333,107
Luxfer Holdings PLC ADR	210,134	2,267,346
Lydall Inc.	121,500	3,461,535	(a)
Mueller Industries Inc.	184,062	5,444,554
NN Inc.	13,152	243,312
Nordson Corp.	64,165	4,038,545
RBC Bearings Inc.	97,500	5,823,675	(a)
Standex International Corp.	71,000	5,349,850

	Number of Shares	Fair Value

The Gorman-Rupp Co.	61,900	$1,483,743
The Timken Co.	220,750	6,068,417
TriMas Corp.	371,300	6,070,755	(a)
Woodward Inc.	253,301	10,309,351
		77,926,227

Industrial REITs — 0.2%

Rexford Industrial Realty Inc.	61,243	844,541
STAG Industrial Inc.	61,293	1,116,146
		1,960,687

Internet Retail — 0.2%

1-800-Flowers.com Inc., Class A	74,500	677,950	(a)
Liberty TripAdvisor Holdings Inc., Class A	23,900	529,863	(a)
Overstock.com Inc.	37,800	648,648	(a)
		1,856,461

Internet Software & Services — 2.2%

Angie’s List Inc.	58,200	293,328	(a)
Brightcove Inc.	58,400	287,328	(a)
Constant Contact Inc.	29,700	719,928	(a)
Cornerstone OnDemand Inc.	125,945	4,156,185	(a)
Endurance International Group Holdings Inc.	42,500	567,800	(a)
GrubHub Inc.	20,534	499,798	(a)
LogMeIn Inc.	137,500	9,372,000	(a)
NIC Inc.	389,319	6,894,839
SPS Commerce Inc.	33,000	2,240,370	(a)
XO Group Inc.	52,583	742,998	(a)
		25,774,574

Investment Banking & Brokerage — 1.0%

Greenhill & Company Inc.	44,582	1,269,250
Piper Jaffray Cos.	35,244	1,274,775	(a)
Raymond James Financial Inc.	178,993	8,883,423
Stifel Financial Corp.	18,705	787,480	(a)
		12,214,928

IT Consulting & Other Services — 0.1%

Lionbridge Technologies Inc.	139,900	691,106	(a)
Perficient Inc.	50,241	775,219	(a)
		1,466,325

Leisure Facilities — 0.1%

Vail Resorts Inc.	6,463	676,547

Life & Health Insurance — 0.2%

American Equity Investment Life Holding Co.	63,377	1,477,318
StanCorp Financial Group Inc.	11,916	1,360,807
		2,838,125

Life Sciences Tools & Services — 1.9%

Albany Molecular Research Inc.	238,780	4,159,548	(a)
Bruker Corp.	192,899	3,169,331	(a)

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2015

	Number of Shares	Fair Value

Cambrex Corp.	31,386	$1,245,396	(a)
Charles River Laboratories International Inc.	12,983	824,680	(a)
ICON PLC	145,122	10,299,308	(a)
INC Research Holdings Inc., Class A	15,700	628,000	(a)
NeoGenomics Inc.	137,300	786,729	(a)
PAREXEL International Corp.	15,274	945,766	(a)
PRA Health Sciences Inc.	13,300	516,439	(a)
		22,575,197

Managed Healthcare — 1.1%

Centene Corp.	147,545	8,001,365	(a)
Molina Healthcare Inc.	65,497	4,509,469	(a)
		12,510,834

Marine — 0.1%

Matson Inc.	21,909	843,277

Multi-Line Insurance — 0.4%

HCC Insurance Holdings Inc.	55,897	4,330,341
Horace Mann Educators Corp.	18,251	606,298
		4,936,639

Multi-Utilities — 0.1%

Avista Corp.	32,786	1,090,135

Office REITs — 0.8%

BioMed Realty Trust Inc.	374,477	7,482,051
Corporate Office Properties Trust	37,191	782,127
Franklin Street Properties Corp.	62,064	667,188
Gramercy Property Trust Inc.	44,616	926,674
		9,858,040

Office Services & Supplies — 1.1%

ARC Document Solutions Inc.	74,692	444,418	(a)
Herman Miller Inc.	168,155	4,849,590
Steelcase Inc., Class A	61,427	1,130,871
West Corp.	308,128	6,902,067
		13,326,946

Oil & Gas Drilling — 0.0%*

Nabors Industries Ltd.	43,203	408,268

Oil & Gas Equipment & Services — 1.1%

CARBO Ceramics Inc.	147,765	2,806,057
Dril-Quip Inc.	31,618	1,840,800	(a)
Forum Energy Technologies Inc.	339,650	4,147,127	(a)
Geospace Technologies Corp.	17,005	234,839	(a)
Hornbeck Offshore Services Inc.	53,002	717,117	(a)
Natural Gas Services Group Inc.	30,965	597,625	(a)
Oil States International Inc.	103,032	2,692,226	(a)
Seventy Seven Energy Inc.	171,451	236,602	(a)
		13,272,393

Oil & Gas Exploration & Production — 1.5%

Bonanza Creek Energy Inc.	54,225	220,696	(a)

	Number of Shares	Fair Value

Carrizo Oil & Gas Inc.	18,511	$565,326	(a)
Denbury Resources Inc.	1,052,948	2,569,193
Newfield Exploration Co.	237,590	7,816,711	(a)
Parsley Energy Inc., Class A	46,744	704,432	(a)
Sanchez Energy Corp.	156,583	962,985	(a)
SM Energy Co.	123,411	3,954,088
Synergy Resources Corp.	95,901	939,830	(a)
TransAtlantic Petroleum Ltd.	86,714	220,254	(a)
		17,953,515

Oil & Gas Refining & Marketing — 0.2%

Alon USA Energy Inc.	45,782	827,281
Pacific Ethanol Inc.	78,100	506,869	(a)
Western Refining Inc.	26,951	1,189,078
		2,523,228

Packaged Foods & Meats — 3.1%

B&G Foods Inc.	160,500	5,850,225
Cal-Maine Foods Inc.	21,956	1,199,017
J&J Snack Foods Corp.	3,390	385,308
Lancaster Colony Corp.	67,500	6,579,900
Sanderson Farms Inc.	105,039	7,202,524
Snyder’s-Lance Inc.	187,900	6,337,867
TreeHouse Foods Inc.	111,000	8,634,690	(a)
		36,189,531

Paper Packaging — 0.3%

Packaging Corporation of America	59,884	3,602,621

Paper Products — 0.1%

Neenah Paper Inc.	28,080	1,636,502

Personal Products — 0.2%

Elizabeth Arden Inc.	112,500	1,315,125	(a)
USANA Health Sciences Inc.	5,452	730,732	(a)
		2,045,857

Pharmaceuticals — 0.5%

Corcept Therapeutics Inc.	89,600	336,896	(a)
Intersect ENT Inc.	31,100	727,740	(a)
Lannett Company Inc.	8,800	365,376	(a)
Pernix Therapeutics Holdings Inc.	158,100	499,596	(a)
Phibro Animal Health Corp., Class A	72,400	2,290,012
Prestige Brands Holdings Inc.	16,604	749,837	(a)
Sucampo Pharmaceuticals Inc., Class A	23,700	470,919	(a)
		5,440,376

Property & Casualty Insurance — 2.2%

Allied World Assurance Company Holdings AG	197,500	7,538,575
Argo Group International Holdings Ltd.	139,681	7,904,548
Federated National Holding Co.	17,500	420,350
HCI Group Inc.	19,992	775,090
James River Group Holdings Ltd.	56,000	1,505,840

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2015

	Number of Shares	Fair Value

RLI Corp.	66,278	$3,547,861
The Navigators Group Inc.	48,000	3,743,040	(a)
		25,435,304

Publishing — 1.2%

John Wiley & Sons Inc., Class A	285,913	14,304,227

Railroads — 0.5%

Genesee & Wyoming Inc., Class A	90,649	5,355,543	(a)

Real Estate Services — 0.1%
Altisource Portfolio Solutions S.A.	27,800	662,752	(a)
Marcus & Millichap Inc.	17,316	796,363	(a)
		1,459,115

Regional Banks — 9.2%

Bank of the Ozarks Inc.	34,052	1,490,116
BankUnited Inc.	34,543	1,234,912
Banner Corp.	23,280	1,112,086
Bryn Mawr Bank Corp.	124,000	3,852,680
Camden National Corp.	16,646	672,498
Cascade Bancorp	73,706	398,749	(a)
CoBiz Financial Inc.	27,233	354,301
Columbia Banking System Inc.	25,570	798,040
Community Bank System Inc.	137,500	5,110,875
Cullen/Frost Bankers Inc.	45,252	2,877,122
CVB Financial Corp.	358,500	5,986,950
Enterprise Financial Services Corp.	22,136	557,163
FCB Financial Holdings Inc., Class A	40,510	1,321,436	(a)
Fidelity Southern Corp.	30,339	641,366
First Financial Bankshares Inc.	160,500	5,100,690
First Foundation Inc.	16,253	370,081	(a)
Fulton Financial Corp.	409,614	4,956,329
German American Bancorp Inc.	3,200	93,664
Great Southern Bancorp Inc.	12,114	524,536
Home BancShares Inc.	31,531	1,277,006
Iberiabank Corp.	78,069	4,544,397
Independent Bank Corp.	80,000	3,688,000
Lakeland Financial Corp.	9,946	449,062
LegacyTexas Financial Group Inc.	44,159	1,345,966
NBT Bancorp Inc.	74,000	1,993,560
Old National Bancorp	47,317	659,126
PacWest Bancorp	53,948	2,309,514
PrivateBancorp Inc.	178,405	6,838,264
Prosperity Bancshares Inc.	168,844	8,291,929
Renasant Corp.	248,587	8,166,083
South State Corp.	8,883	682,836
Southwest Bancorp Inc.	39,124	642,025
Stock Yards Bancorp Inc.	50,500	1,835,675
SVB Financial Group	46,567	5,380,351	(a)
UMB Financial Corp.	202,500	10,289,025
Umpqua Holdings Corp.	96,979	1,580,758
Union Bankshares Corp.	38,340	920,160
United Community Banks Inc.	26,053	532,523
Washington Trust Bancorp Inc.	105,000	4,037,250
Westamerica Bancorporation	78,737	3,499,072
Wintrust Financial Corp.	28,269	1,510,413
		107,926,589

	Number of Shares	Fair Value

Reinsurance — 1.0%

Endurance Specialty Holdings Ltd.	169,500	$10,344,585
Maiden Holdings Ltd.	89,700	1,245,036
		11,589,621

Research & Consulting Services — 0.3%

Resources Connection Inc.	220,722	3,326,281

Residential REITs — 0.4%

Education Realty Trust Inc.	158,345	5,217,468

Restaurants — 0.9%

BJ’s Restaurants Inc.	15,313	658,918	(a)
Cracker Barrel Old Country Store Inc.	28,420	4,185,698
Texas Roadhouse Inc.	144,104	5,360,669
		10,205,285

Retail REITs — 0.2%

Inland Real Estate Corp.	128,071	1,037,375
Retail Opportunity Investments Corp.	58,589	969,062
Tanger Factory Outlet Centers Inc.	25,810	850,956
		2,857,393

Security & Alarm Services — 0.6%

The Brink’s Co.	275,630	7,444,766

Semiconductor Equipment — 0.7%

Advanced Energy Industries Inc.	24,500	644,350	(a)
Brooks Automation Inc.	37,020	433,504
Cabot Microelectronics Corp.	16,300	631,462	(a)
Cascade Microtech Inc.	60,400	854,056	(a)
Rudolph Technologies Inc.	406,964	5,066,702	(a)
		7,630,074

Semiconductors — 1.5%

Ambarella Inc.	9,000	520,110	(a)
Cirrus Logic Inc.	20,100	633,351	(a)
Diodes Inc.	37,510	801,588	(a)
Exar Corp.	104,366	620,978	(a)
Integrated Device Technology Inc.	37,500	761,250	(a)
Lattice Semiconductor Corp.	80,100	308,385	(a)
Microsemi Corp.	288,556	9,470,408	(a)
PMC-Sierra Inc.	76,700	519,259	(a)
Semtech Corp.	226,618	3,421,932	(a)
		17,057,261

Soft Drinks — 0.0%*

National Beverage Corp.	5,600	172,088	(a)

Specialized Finance — 0.1%

MarketAxess Holdings Inc.	8,800	817,344
NewStar Financial Inc.	40,316	330,591	(a)
		1,147,935

See Notes to Schedules of Investments and Notes to Financial Statements.

Small-Cap Equity Fund

Schedule of Investments	September 30, 2015

	Number of Shares	Fair Value

Specialized REITs — 0.5%

CoreSite Realty Corp.	90,172	$4,638,448
Potlatch Corp.	22,893	659,089
		5,297,537

Specialty Chemicals — 2.5%

Balchem Corp.	48,534	2,949,411
HB Fuller Co.	121,893	4,137,049
Innospec Inc.	97,500	4,534,725
OM Group Inc.	9,870	324,624
PolyOne Corp.	171,279	5,025,326
Quaker Chemical Corp.	56,577	4,360,955
Sensient Technologies Corp.	135,301	8,293,951
		29,626,041

Specialty Stores — 0.4%

Build-A-Bear Workshop Inc.	16,060	303,373	(a)
Cabela’s Inc.	13,211	602,422	(a)
Hibbett Sports Inc.	97,000	3,395,970	(a)
		4,301,765

Steel — 0.5%

Commercial Metals Co.	199,370	2,701,463
Ryerson Holding Corp.	106,968	561,582	(a)
Schnitzer Steel Industries Inc., Class A	26,816	363,089
TimkenSteel Corp.	248,452	2,514,334
		6,140,468

Systems Software — 1.4%

Barracuda Networks Inc.	20,237	315,292	(a)
FleetMatics Group PLC	138,500	6,798,965	(a)
Gigamon Inc.	25,857	517,399	(a)
Qualys Inc.	271,000	7,712,660	(a)
The Rubicon Project Inc.	51,331	745,839	(a)
		16,090,155

Technology Distributors — 0.1%

Insight Enterprises Inc.	23,876	617,195	(a)
ScanSource Inc.	29,116	1,032,453	(a)
		1,649,648

Technology Hardware, Storage & Peripherals — 0.7%

Diebold Inc.	261,470	7,783,962
QLogic Corp.	26,001	266,510	(a)
Super Micro Computer Inc.	15,061	410,563	(a)
		8,461,035

Thrifts & Mortgage Finance — 0.4%

Essent Group Ltd.	31,739	788,714	(a)
HomeStreet Inc.	40,152	927,511	(a)
LendingTree Inc.	6,900	641,907	(a)
Walker & Dunlop Inc.	30,624	798,674	(a)
Washington Federal Inc.	53,211	1,210,551
		4,367,357

	Number of Shares	Fair Value

Trading Companies & Distributors — 0.7%

Applied Industrial Technologies Inc.	224,082	$8,548,728

Trucking — 0.9%

ArcBest Corp.	14,100	363,357
Heartland Express Inc.	50,428	1,005,534
Old Dominion Freight Line Inc.	110,324	6,729,764	(a)
Saia Inc.	44,140	1,366,133	(a)
USA Truck Inc.	25,300	435,919	(a)
YRC Worldwide Inc.	33,400	442,884	(a)
		10,343,591

Wireless Telecommunication Services — 0.1%

Shenandoah Telecommunications Co.	24,600	1,053,126

Total Common Stock (Cost $1,018,987,291)		1,107,402,277

Short-Term Investments — 5.8%

State Street Institutional U.S. Government Money Market Fund — Premier Class 0.00% (Cost $68,607,689)		68,607,689	(d,h,m)

Total Investments (Cost $1,087,594,980)		1,176,009,966

Liabilities in Excess of Other Assets, net — (0.2)%		(2,284,490)

NET ASSETS — 100.0%		$1,173,725,476

Other Information:

The Fund had the following long futures contracts open at September 30, 2015:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Depreciation
Russell 2000 Mini Index Futures	December 2015	175	$19,178,250	$(830,268)

See Notes to Schedules of Investments and Notes to Financial Statements.

International Equity Fund	(Unaudited)

Ralph R. Layman

Executive Vice

President and Chief

Investment Officer

Emeritus

Michael J. Solecki

Senior Vice President

and Chief Investment

Officer International

Equities

The International Equity Fund is managed by a team of portfolio managers that includes Ralph R. Layman and Michael J. Solecki. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to Mr. Solecki and himself. Each portfolio manager is limited to the management of his portion of the Fund, the size of the portion which Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other, rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund. See portfolio managers’ biographical information beginning on page 124.

Q.	How did the GE Institutional International Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2015?

A.	For the twelve-month period ended September 30, 2015, the GE Institutional International Equity Fund returned -7.80% for the Investment Class shares and
-7.95% for the Service Class shares. The Fund’s benchmark, the MSCI EAFE Index (the “Index”) returned -8.66% and the Fund’s Morningstar peer group of 825 Foreign Large Blend funds returned an average of -8.07% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	The twelve-month period through September 30, 2015 was marked by a divergence in central bank policy. The U.S., showing stronger economic growth, finally ended its third round of quantitative easing (QE) in late 2014 and began to set the stage for its first interest rate rise in several years (yet to be realized). About that same time, Japan, heading in the opposite direction, began a massive expansion of its QE policy. And the European Central Bank, after much dithering, commenced QE in early 2015. The immediate and most notable result of this divergence in policy was a strong surge in the U.S. dollar versus the euro and the yen, which lasted through the first quarter of 2015. Fueled by central bank liquidity, international markets surged in 1Q of 2015.

The positive sentiment was not to last however. The election in Greece of the anti-austerity party Syriza, set in motion what some saw as an existential crisis in the Eurozone. As an imperfect resolution of the situation in Greece was realized, hard-landing fears in China fueled by a very volatile stock-market took the baton. Added to this were concerns about global economic slowdown, plunging commodity prices, and a rising belligerence from Russia. The Index, which peaked in May 2015, fell nearly 20% by the end of September, wiping out the positive performance from the start of the year.

As the year through September 30 ended, investor sentiment was at a negative extreme. But looking through the noise, international equity fundamentals looked surprisingly healthy especially in the Eurozone and Japan, both of which were seeing strong earnings growth, at least outside of the beleaguered energy and materials sectors, coupled with reasonable valuations.

For the twelve-months as a whole, the Index fell -8.66%, but all of the negative return can be attributed to the U.S. dollar strength in the first 6 months of the period, which hurt foreign currency returns when translated back to dollars. (In local currency the Index was up slightly.)

Q.	What were the primary drivers behind Fund performance?

A.

The Fund’s performance for the twelve-month period was negative. However, the Fund was down less than the market was, and so delivered outperformance in a volatile environment. The Fund was well-positioned

International Equity Fund	(Unaudited)

for two of the macro themes of the past year. First, the Fund had positions in many global exporters that benefited from local currency weakness in Japan and the Eurozone. Second, the Fund has been underweight in the energy and materials sectors, both of which were very weak due to falling commodity prices. In addition, the Fund had strong stock picking in European and Japanese banks, investing in banks that benefited from local economic conditions and were less exposed to emerging markets. One negative for the Fund was its underexposure to consumer staples companies, which we viewed as generally overpriced. Unfortunately this was the top performing sector in the Index during this period. Beyond this, the Fund also had some holdings which did not do well this year. In most of these cases, we continue to hold the stocks as we see potential future upside.

Q.	Were there any significant changes in the Fund during the period?

A.	The Fund began the twelve-month period with a moderate overweight to Japan, which we increased early in the period and later pared back. This was a good call as Japan was the top performing region during the period. The Fund’s exposure to emerging markets was reduced throughout the period. Sector positioning relative to the Index was not changed significantly. The consumer discretionary sector, however, went from overweight to underweight on the selling of a few names on stock-specific issues. And the Fund’s weighting in financials went from being about the same as the Index to a small overweight with additions to banks and insurance.

International Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2015.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 1, 2015 – September 30, 2015

Account value at the beginning of the period ($)		Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Investment Class	1,000.00	886.60	2.65
Service Class	1,000.00	885.80	3.83
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,022.26	2.84
Service Class	1,000.00	1,021.01	4.10

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.56% for Investment Class shares and 0.81% for Service Class shares (for the period April 1, 2015 – September 30, 2015), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

International Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily (meaning at least 65%) in companies in both developed and emerging market countries outside the United States.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2015

	One Year	Five Year	Ten Year
Number of funds in peer group	825	691	517
Peer group average annual total return	-8.07%	3.28%	2.65%
Morningstar Category in peer group: Foreign Large Blend

Top Ten Largest Holdings

as of September 30, 2015 (as a % of Fair Value) (a)(b)

Roche Holding AG	3.12%
Sanofi	2.48%
Continental AG	2.39%
Nidec Corp.	2.39%
AIA Group Ltd.	2.28%
Mitsui Fudosan Company Ltd.	2.17%
Barclays PLC	1.99%
Vodafone Group PLC	1.90%
Intesa Sanpaolo S.p.A.	1.90%
Rakuten Inc.	1.84%

Regional Allocation as of September 30, 2015

Portfolio composition as a % of Fair Value of $1,299,804 (in thousands) as of September 30, 2015 (a)(b)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return

for the periods ended September 30, 2015

Investment Class Shares (Inception date: 11/25/97)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
International Equity Fund	-7.80%	3.07%	2.99%	$13,432
MSCI EAFE Index	-8.66%	3.98%	2.97%	$13,398

Service Class Shares

Average Annual Total Return

for the periods ended September 30, 2015

Service Class Shares (Inception date: 1/3/01)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment
International Equity Fund	-7.95%	2.82%	2.73%	$13,090
MSCI EAFE Index	-8.66%	3.98%	2.97%	$13,398

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

International Equity Fund

Schedule of Investments	September 30, 2015

International Equity Fund

	Number of Shares	Fair Value
Common Stock — 96.6%†

Australia — 1.7%

CSL Ltd.	126,484	$7,923,048
Insurance Australia Group Ltd.	4,375,467	14,871,734
		22,794,782

Belgium — 1.8%

Anheuser-Busch InBev S.A.	219,284	23,234,107

Canada — 2.1%

Brookfield Asset Management Inc., Class A	197,266	6,178,265
Cenovus Energy Inc.	757,225	11,431,516
Valeant Pharmaceuticals International Inc.	52,422	9,313,732	(a)
		26,923,513
China — 1.5%

Baidu Inc. ADR	145,768	20,029,981	(a)

France — 13.1%

Airbus Group SE	164,051	9,688,978
AXA S.A.	837,530	20,226,400
BNP Paribas S.A.	395,045	23,133,224
Credit Agricole S.A.	1,371,516	15,699,935
Safran S.A.	172,485	12,957,694
Sanofi	340,712	32,285,333
Schneider Electric SE	219,182	12,235,537
Technip S.A.	339,847	15,995,464
Total S.A.	309,084	13,869,598
Vivendi S.A.	303,095	7,148,906
Zodiac Aerospace	336,460	7,697,375
		170,938,444

Germany — 9.4%

Bayer AG	174,820	22,334,088
Continental AG	146,355	31,056,391
Fresenius SE & Company KGaA	344,909	23,100,271
HeidelbergCement AG	231,541	15,833,109
Linde AG	101,708	16,456,393
SAP SE	205,498	13,292,980
		122,073,232

Hong Kong — 2.3%

AIA Group Ltd.	5,743,402	29,680,228

India — 2.1%

ICICI Bank Ltd.	3,290,064	13,513,121
Larsen & Toubro Ltd.	405,840	9,057,824
Power Grid Corporation of India Ltd.	2,572,496	5,198,684
		27,769,629

	Number of Shares	Fair Value

Italy — 1.9%

Intesa Sanpaolo S.p.A.	6,999,725	$24,659,217

Japan — 27.4%

Astellas Pharma Inc.	789,800	10,188,628
East Japan Railway Co.	177,200	14,877,018
FANUC Corp.	110,549	16,905,648
Fast Retailing Company Ltd.	30,559	12,372,612
Fuji Heavy Industries Ltd.	216,400	7,738,832
Hitachi Ltd.	3,701,200	18,570,126
Kao Corp.	223,900	10,100,878
Keyence Corp.	28,200	12,526,531
Mitsubishi Estate Company Ltd.	1,053,724	21,428,170
Mitsubishi Heavy Industries Ltd.	3,739,400	16,623,025
Mitsubishi UFJ Financial Group Inc.	3,696,200	22,109,612
Mitsui Fudosan Company Ltd.	1,034,825	28,193,829
Murata Manufacturing Company Ltd.	111,979	14,370,786
Nidec Corp.	454,274	31,049,864
Rakuten Inc.	1,874,578	23,853,854
Secom Company Ltd.	143,900	8,613,694
Shimano Inc.	26,200	3,662,072
SoftBank Group Corp.	426,001	19,481,547
Sumitomo Mitsui Financial Group Inc.	545,000	20,532,209
Tokio Marine Holdings Inc.	536,246	19,888,989
Toyota Motor Corp.	407,181	23,700,236	(h)
		356,788,160

Mexico — 0.4%

Grupo Financiero Banorte SAB de C.V., Class O	1,018,790	4,984,913

Netherlands — 2.9%

ASML Holding N.V.	211,075	18,415,464
ING Groep N.V.	1,405,171	19,841,797
		38,257,261

Norway — 1.1%

Statoil ASA	966,485	14,061,054

South Korea — 0.8%

Samsung Electronics Company Ltd.	11,457	10,961,139

Spain — 0.8%

Banco Bilbao Vizcaya Argentaria S.A.	1,155,629	9,777,976

Sweden — 4.7%

Assa Abloy AB, Class B	900,324	16,091,303
Hexagon AB, Class B	480,734	14,633,440
Svenska Cellulosa AB SCA, Class B	313,057	8,726,874
Telefonaktiebolaget LM Ericsson, Class B	2,263,593	22,185,076
		61,636,693

See Notes to Schedules of Investments and Notes to Financial Statements.

International Equity Fund

Schedule of Investments	September 30, 2015

	Number of Shares	Fair Value

Switzerland — 7.3%

Geberit AG	32,173	$9,802,377
Givaudan S.A.	11,627	18,860,705
Nestle S.A.	198,097	14,850,686
Roche Holding AG	154,361	40,600,529	(h)
The Swatch Group AG	31,526	11,647,616
		95,761,913

Taiwan — 1.4%

Taiwan Semiconductor Manufacturing Company Ltd.	4,557,548	17,993,508

United Kingdom — 13.9%

Barclays PLC	6,994,146	25,866,183
BHP Billiton PLC	883,639	13,451,845
Capita PLC	682,042	12,376,814
Experian PLC	568,667	9,113,488
HSBC Holdings PLC	1,087,040	8,211,563
International Consolidated Airlines Group S.A.	1,452,587	12,937,799	(a)
Johnson Matthey PLC	298,976	11,086,352
Prudential PLC	796,503	16,812,617
Shire PLC	224,012	15,283,070
Smith & Nephew PLC	952,549	16,636,331
Vodafone Group PLC	7,837,413	24,746,601
WPP PLC	720,435	14,983,258
		181,505,921

Total Common Stock (Cost $1,293,098,331)		1,259,831,671

Preferred Stock — 0.2%

Germany — 0.2%

Volkswagen AG (Cost $4,510,705)	20,706	2,259,302

Total Investments in Securities (Cost $1,297,609,036)		1,262,090,973

Short-Term Investments — 2.9%

State Street Institutional U.S. Government Money Market Fund — Premier Class 0.00% (Cost $37,712,664)		37,712,664	(d,h,m)

Total Investments (Cost $1,335,321,700)		1,299,803,637

Other Assets and Liabilities, net — 0.3%		4,170,990

NET ASSETS — 100.0%		$1,303,974,627

Other Information:

The Fund had the following long futures contracts open at September 30, 2015:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Depreciation
EURO Stoxx 50 Index Futures	December 2015	152	$5,244,498	$(146,393)
FTSE 100 Index Futures	December 2015	16	1,458,643	(5,590)
Topix Index Futures	December 2015	42	4,949,944	(158,076)

				$(310,059)

The Fund was invested in the following sectors at September 30, 2015 (unaudited):

Sector	Percentage (based on Fair Value)
Diversified Banks	14.49%
Pharmaceuticals	10.00%
Diversified Real Estate Activities	4.29%
Life & Health Insurance	3.58%
Electronic Equipment & Instruments	3.52%
Wireless Telecommunication Services	3.40%
Electrical Components & Equipment	3.33%
Integrated Oil & Gas	3.03%
Property & Casualty Insurance	2.67%
Automobile Manufacturers	2.59%
Industrial Machinery	2.58%
Auto Parts & Equipment	2.39%
Aerospace & Defense	2.33%
Specialty Chemicals	2.30%
Building Products	1.99%
Internet Retail	1.84%
Brewers	1.79%
Healthcare Services	1.78%
Communications Equipment	1.71%
Multi-Line Insurance	1.56%
Internet Software & Services	1.54%
Semiconductor Equipment	1.42%
Semiconductors	1.38%
Healthcare Equipment	1.28%
Industrial Gases	1.27%
Oil & Gas Equipment & Services	1.23%
Construction Materials	1.22%
Advertising	1.15%
Railroads	1.14%
Packaged Foods & Meats	1.14%
Electronic Components	1.11%
Diversified Metals & Mining	1.04%
Application Software	1.02%

See Notes to Schedules of Investments and Notes to Financial Statements.

International Equity Fund

Schedule of Investments	September 30, 2015

Sector	Percentage (based on Fair Value)
Airlines	1.00%
Human Resource & Employment Services	0.95%
Apparel Retail	0.95%
Apparel, Accessories & Luxury Goods	0.90%
Technology Hardware, Storage & Peripherals	0.84%
Personal Products	0.78%
Research & Consulting Services	0.70%
Construction & Engineering	0.70%
Household Products	0.67%
Security & Alarm Services	0.66%
Biotechnology	0.61%
Movies & Entertainment	0.55%
Electric Utilities	0.40%
Leisure Products	0.28%

97.10%

Short-Term Investments
Short-Term Investments	2.90%

2.90%

100.00%

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

David Wiederecht

President and Chief

Investment Officer –

Investment Solutions

Jeffrey Palma

Senior Vice President

and Chief Market

Strategist

The Strategic Investment Fund is managed by a team of portfolio managers that includes Jeffrey Palma and David Wiederecht. Messrs. Palma and Wiederecht are vested with oversight authority for determining asset allocations for the Fund. Each of the U.S. equity, international equity and fixed income portions of the Fund are managed by separate teams of portfolio managers and analysts. The sub-portfolios underlying the Fund are managed independently of each other, and the portfolio managers have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to seek the Fund’s objective. See portfolio managers’ biographical information beginning on page 124.

Q.	How did the GE Institutional Strategic Investment Fund perform compared to its benchmarks and Morningstar peer group for the twelve-month period ended September 30, 2015?

A.	For the twelve-month period ended September 30, 2015, the GE Institutional Strategic Investment Fund returned -2.46% for the Investment Class shares and
-2.72% for the Service Class shares. The Fund’s broad based benchmarks, the S&P 500 Index, the MSCI All Country World ex-U.S. Index, and the Barclays U.S. Aggregate Bond Index returned -0.61%, -12.16%, and 2.94%, respectively. The Fund’s Morningstar peer group of 947 U.S. moderate allocation funds returned an average of -2.64% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	The latter part of this period proved to be one of the most volatile for financial markets that we have seen in some time. Equity markets posted their biggest quarterly losses in several years, volatility spiked, credit spreads moved wider, and bond yields fell. While pinpointing the exact causes of the market disruptions is not easy, it seems safe to say that concerns about global growth played a central role. Adding to that uncertainty was the specific worry about the outlook for China, which culminated in an announcement of depreciation of the yuan, as well as lack of clarity about whether and when the Federal Reserve in the U.S. would raise interest rates.

As we have highlighted for some time, relatively expensive valuations across asset classes combined with still challenging fundamentals raises the risk of elevated volatility and periods of weak returns. After several years of solid returns across most asset classes, the return of volatility highlighted the fragility that can come when there are fundamental setbacks.

Economic conditions played a central role in driving markets toward the end of this period. With increased worries about China’s growth trajectory, culminated by the announcement of currency depreciation, broader fears about global growth intensified. These growth concerns fed through in to market concerns about the potential for additional slowing of corporate earnings growth. In the U.S. growth appears to have moderated in the last three months after a strong reading for the prior three months. Payroll growth remained solid during most of the latter part of this period, though the September jobs report was soft, while the ISM purchasing manager survey slipped recently.

Market volatility and growth concerns certainly influenced Fed policy and market expectations for interest rate moves this year. Indeed, market pricing for one rate hike (or more) in 2015 fell sharply in August and September amid the market turbulence and following the September FOMC meeting. Clearly these swings in interest rate expectations have had a spillover effect across other asset classes.

While robust returns in recent years should be some consolation to long-term multi-asset

(Unaudited)

class investors, thus far in 2015 the weakness in equity markets has not been offset by strong returns in other parts of the portfolio, resulting in weak portfolio-level returns. In this environment, a focus on volatility becomes more important. Indeed, without the ability to produce robust returns, adding risk to a portfolio may not lead to better outcomes. In recent quarters we have highlighted our desire to remain focused on asset allocation and to keep a prudent cap on risk at this stage of the cycle — a framework we will continue to adhere to so long as business cycle uncertainty remains elevated and valuations in markets are not compelling.

Assessing fundamentals, the drop in equity prices has resulted in a commensurate decline in PE ratios. These lower valuations certainly provide some relief. Indeed, in the months leading up to the recent correction, these ratios were at multi-year high levels. However, earnings growth remains challenging. While this overall result is being distorted a bit by severe earnings declines in the energy sector, growth in other sectors has also been in the low to mid-single digits, with overall economic growth, already high margins, and U.S. dollar strength offering headwinds. Outside of the U.S., Japanese earnings growth has been stronger, while growth in European earnings has fallen short of market forecasts this year.

In government bond markets, particularly the U.S., focus for much of this period has been on the Federal Reserve and the outlook for a possible rise in interest rates. With central bank rates effectively at zero since the financial crisis, questions about the liftoff for rates have been around for some time. For much of this period, forecasts for growth have led the Fed to expect a rise in rates in 2015. To a lesser extent, bond markets have been pricing in rate hikes, albeit at a slower pace than the Fed has suggested. Before the spike in market volatility this summer, consensus was growing that the Fed would raise rates between September and December. However, at the September FOMC meeting, the Fed did not raise rates given the volatility in markets and the ongoing uncertainty in the global growth backdrop. We continue to believe that a modest rate rise cycle does not pose a material risk to growth.
Alongside less Fed tightening and greater concerns about growth, the decline in equity markets helped underpin government bonds in Q3 with lower interest rates. In corporate bond markets, though, there has been continued weakness with further widening in credit spreads. These moves extend the relative weakness that has been evident for much of this period. Like equities, credit markets have been impacted by weaker growth expectations and energy markets. Also, liquidity conditions and concerns about the rise in corporate balance sheet leverage in recent years have played a role in driving spreads wider.

Q.	What were the primary drivers behind Fund performance?

A.	The Fund’s performance was primarily driven by its asset allocation and underlying security selection. A lower allocation to fixed income detracted from performance as fixed income outperformed equity during the period. A higher allocation to cash positively impacted performance as cash outperformed equity during the period. The S&P 500 Index outperformed the MSCI All Country World ex-U.S. Index, and both of these equity indices underperformed the Barclays U.S. Aggregate Bond Index over the twelve-month period. Security selection in international equity positively impacted performance and security selection in U.S. equity and fixed income detracted from performance.

Q.	Were there any significant changes in the Fund during the period?

A.	During the twelve-month period the Fund’s exposure to equity decreased and exposure to fixed income and cash increased. Allocations within the Fund were periodically rebalanced to stay within guidelines.

Earlier in the period, we reduced multistyle equity and increased fixed income. As the year progressed, we reduced U.S. equity and cash and purchased an oil exchange traded fund. Later in the year, we sold the oil exchange traded fund and increased cash. Toward the end of the period, we reduced our exposure to U.S. equity and raised cash. We then used cash to purchase an oil exchange traded fund. We also reduced multistyle equity and increased emerging markets equity.

Strategic Investment Fund	(Unaudited)

Reasonable equity valuations and a positive macro outlook provide the rationale for continuing to favor equity over bonds. Nevertheless, we believe short-term setbacks in the equity markets are likely to continue to occur thus our overweight to cash. We, therefore, favor being disciplined in rebalancing the Fund, rather than simply letting the Fund’s allocation to equity increase significantly. We believe returns in both bond and equity markets may be more modest and range-bound going forward. We continue to believe it prudent to maintain a diversified portfolio and remain diligent in the search for attractive investment opportunities. By tactically allocating between U.S. equity, international equity, and fixed income, we believe the Fund will continue to seek to produce attractive returns while maintaining a prudent level of risk.

Strategic Investment Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2015.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 1, 2015 – September 30, 2015

Account value at the beginning of the period ($)		Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Investment Class	1,000.00	939.30	1.75
Service Class	1,000.00	938.00	2.96
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,023.26	1.83
Service Class	1,000.00	1,022.01	3.09

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.36% for Investment Class shares and 0.61% for Service Class shares (for the period
April 1, 2015 – September 30, 2015), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Strategic Investment Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek to maximize total return. The Fund seeks to achieve its investment objective by investing primarily in a combination of U.S. and foreign equity and debt securities and cash. The Fund’s asset allocation process utilizes information from GE Asset Management’s Asset Allocation Committee to diversify holdings across these asset classes. The Fund adjusts its weightings based on market and economic conditions to meet its objective.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2015

	One Year	Five Year	Ten Year
Number of funds in peer group	947	799	630
Peer group average annual total return	-2.64%	6.82%	4.54%
Morningstar Category in peer group: Moderate Allocation

Top Ten Largest Equity Holdings

as of September 30, 2015 (as a % of Fair Value) (a)(b)

Allergan PLC	1.01%
Apple Inc.	0.89%
JPMorgan Chase & Co.	0.88%
Amgen Inc.	0.84%
Cisco Systems Inc.	0.71%
PepsiCo Inc.	0.67%
QUALCOMM Inc.	0.60%
Comcast Corp., Class A	0.60%
Roche Holding AG	0.60%
Lowe’s Companies Inc.	0.60%

Sector Allocation as of September 30, 2015

Portfolio Composition as a % of Fair Value of $771,955 (in thousands) as of September 30, 2015 (a)(b)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return

for the periods ended September 30, 2015

Investment Class Shares (Inception date: 10/29/99)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
Strategic Investment Fund	-2.46%	6.61%	4.89%	$16,117
S&P 500 Index	-0.61%	13.34%	6.80%	$19,304
Barclays U.S. Aggregate Bond Index	2.94%	3.10%	4.64%	$15,734
MSCI All Country World Index ex U.S.	-12.16%	1.82%	3.03%	$13,481

Service Class Shares

Average Annual Total Return

for the periods ended September 30, 2015

Service Class Shares (Inception date: 9/30/05)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment
Strategic Investment Fund	-2.72%	6.35%	4.56%	$15,626
S&P 500 Index	-0.61%	13.34%	6.80%	$19,304
Barclays U.S. Aggregate Bond Index	2.94%	3.10%	4.64%	$15,734
MSCI All Country World Index ex U.S.	-12.16%	1.82%	3.03%	$13,481

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Strategic Investment Fund

Schedule of Investments	September 30, 2015

Strategic Investment Fund

	Number of Shares	Fair Value
Domestic Equity — 31.6%†

Common Stock — 31.6%

Aerospace & Defense — 1.4%

General Dynamics Corp.	22,871	$3,155,054
Hexcel Corp.	44,767	2,008,248
Honeywell International Inc.	38,197	3,616,874
The Boeing Co.	10,913	1,429,057
		10,209,233

Agricultural Products — 0.4%

Archer-Daniels-Midland Co.	67,104	2,781,461

Air Freight & Logistics — 0.1%

United Parcel Service Inc., Class B	10,391	1,025,488

Airlines — 0.4%

Delta Air Lines Inc.	65,594	2,943,203

Apparel, Accessories & Luxury Goods — 0.0%*

Coach Inc.	4,644	134,351

Application Software — 0.2%

Intuit Inc.	19,716	1,749,795

Asset Management & Custody Banks — 1.5%

Ameriprise Financial Inc.	34,247	3,737,375
Invesco Ltd.	115,399	3,603,911
State Street Corp.	57,816	3,885,813	(e)
		11,227,099

Auto Parts & Equipment — 0.3%

BorgWarner Inc.	8,654	359,920
Delphi Automotive PLC	21,477	1,633,111
		1,993,031

Automobile Manufacturers — 0.2%

Ford Motor Co.	116,096	1,575,423

Automotive Retail — 0.2%

Advance Auto Parts Inc.	9,288	1,760,355

Biotechnology — 1.7%

Alexion Pharmaceuticals Inc.	13,002	2,033,383	(a)
Amgen Inc.	47,134	6,519,575
Gilead Sciences Inc.	45,161	4,434,358
		12,987,316

Broadcasting — 0.1%

CBS Corp., Class B	15,092	602,171

	Number of Shares	Fair Value

Cable & Satellite — 1.5%

Comcast Corp., Class A	81,848	$4,655,514
Comcast Corp., Special Class A	46,438	2,658,111
Liberty Global PLC, Class C	68,454	2,807,983	(a)
Sirius XM Holdings Inc.	232,192	868,398	(a)
		10,990,006

Casinos & Gaming — 0.1%

Las Vegas Sands Corp.	19,252	730,998

Communications Equipment — 1.3%

Cisco Systems Inc.	208,973	5,485,541
QUALCOMM Inc.	86,840	4,665,913
		10,151,454

Consumer Finance — 0.2%

Discover Financial Services	33,668	1,750,399

Data Processing & Outsourced Services — 0.6%

PayPal Holdings Inc.	41,763	1,296,324	(a)
Visa Inc., Class A	51,082	3,558,372
		4,854,696

Diversified Banks — 1.9%

Bank of America Corp.	231,018	3,599,261
Citigroup Inc.	16,253	806,311
JPMorgan Chase & Co.	111,454	6,795,350
Wells Fargo & Co.	57,468	2,950,982
		14,151,904

Drug Retail — 0.6%

CVS Health Corp.	45,277	4,368,325

Electric Utilities — 0.2%

NextEra Energy Inc.	16,253	1,585,480

Electrical Components & Equipment — 0.2%

Rockwell Automation Inc.	11,610	1,178,067

Fertilizers & Agricultural Chemicals — 0.3%

Monsanto Co.	24,355	2,078,456

General Merchandise Stores — 0.8%

Dollar General Corp.	43,537	3,153,820
Target Corp.	38,313	3,013,701
		6,167,521

Healthcare Distributors — 0.2%

Cardinal Health Inc.	20,317	1,560,752

Healthcare Equipment — 0.9%

Abbott Laboratories	52,189	2,099,042

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2015

	Number of Shares	Fair Value

Boston Scientific Corp.	213,617	$3,505,455	(a)
Stryker Corp.	9,984	939,494
		6,543,991

Healthcare Supplies — 0.2%

The Cooper Companies Inc.	12,769	1,900,793

Home Improvement Retail — 0.6%

Lowe’s Companies Inc.	67,336	4,640,797

Independent Power Producers & Energy Traders — 0.1%

Calpine Corp.	40,634	593,256	(a)
NRG Energy Inc.	32,507	482,729
		1,075,985

Industrial Machinery — 0.3%

Ingersoll-Rand PLC	41,214	2,092,435

Integrated Oil & Gas — 0.9%

Exxon Mobil Corp.	43,536	3,236,901
Occidental Petroleum Corp.	56,886	3,763,009
		6,999,910

Integrated Telecommunication Services — 0.2%

Verizon Communications Inc.	32,507	1,414,380

Internet Retail — 0.5%

Amazon.com Inc.	6,734	3,447,067	(a)

Internet Software & Services — 1.5%

eBay Inc.	60,369	1,475,418	(a)
Facebook Inc., Class A	18,575	1,669,893	(a)
Google Inc., Class A	5,805	3,705,738	(a)
Google Inc., Class C	5,805	3,531,878	(a)
LinkedIn Corp., Class A	5,573	1,059,594	(a)
		11,442,521

Investment Banking & Brokerage — 0.3%

The Charles Schwab Corp.	83,508	2,384,988

Life & Health Insurance — 0.2%

Lincoln National Corp.	25,541	1,212,176

Life Sciences Tools & Services — 0.1%

PerkinElmer Inc.	9,869	453,579

Movies & Entertainment — 0.7%

The Walt Disney Co.	22,290	2,278,038
Time Warner Inc.	48,180	3,312,375
		5,590,413

Multi-Line Insurance — 1.1%

American International Group Inc.	80,687	4,584,636

	Number of Shares	Fair Value

The Hartford Financial Services Group Inc.	89,394	$4,092,457
		8,677,093

Multi-Utilities — 0.3%

Dominion Resources Inc.	30,416	2,140,678

Oil & Gas Equipment & Services — 0.6%

FMC Technologies Inc.	27,283	845,773	(a)
Schlumberger Ltd.	54,101	3,731,346
		4,577,119

Oil & Gas Exploration & Production — 0.5%

Hess Corp.	59,208	2,963,952
Marathon Oil Corp.	47,599	733,025
		3,696,977

Packaged Foods & Meats — 0.4%

Mondelez International Inc., Class A	66,178	2,770,873

Paper Packaging — 0.1%

Packaging Corporation of America	8,127	488,920

Pharmaceuticals — 2.5%

Allergan PLC	28,792	7,825,954	(a)
Johnson & Johnson	25,541	2,384,252
Merck & Company Inc.	89,974	4,443,816
Pfizer Inc.	135,832	4,266,483
		18,920,505

Railroads — 0.1%

CSX Corp.	29,024	780,746

Research & Consulting Services — 0.4%

Nielsen Holdings PLC	76,625	3,407,514

Semiconductor Equipment — 0.3%

Applied Materials Inc.	147,442	2,165,923

Soft Drinks — 0.7%

PepsiCo Inc.	54,449	5,134,541

Specialized Finance — 0.7%

CME Group Inc.	33,594	3,115,508
McGraw Hill Financial Inc.	25,515	2,207,047
		5,322,555

Specialized REITs — 0.6%

American Tower Corp.	47,599	4,187,760
Extra Space Storage Inc.	9,288	716,662
		4,904,422

Specialty Stores — 0.2%

Dick’s Sporting Goods Inc.	25,093	1,244,864

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2015

	Number of Shares	Fair Value

Systems Software — 0.2%

Oracle Corp.	41,795	$1,509,635

Technology Hardware, Storage & Peripherals — 1.8%

Apple Inc.	62,460	6,889,338
EMC Corp.	44,117	1,065,867
Hewlett-Packard Co.	99,838	2,556,851
Western Digital Corp.	39,472	3,135,656
		13,647,712

Trading Companies & Distributors — 0.2%

United Rentals Inc.	23,219	1,394,301	(a)

Total Common Stock (Cost $219,193,493)		238,540,397

Preferred Stock — 0.0%*

Diversified Banks — 0.0%*

Wells Fargo & Co.	9,802	249,951

Total Preferred Stock (Cost $245,050)		249,951

Total Domestic Equity (Cost $219,438,543)		238,790,348

Foreign Equity — 21.2%

Common Stock — 21.2%

Advertising — 0.2%

WPP PLC	82,429	1,714,318

Aerospace & Defense — 0.5%

Airbus Group SE	18,771	1,108,630
Safran S.A.	19,735	1,482,564
Zodiac Aerospace	38,496	880,693
		3,471,887

Airlines — 0.2%

China Southern Airlines Company Ltd., H Shares	44,000	32,418
International Consolidated Airlines Group S.A.	166,199	1,480,289	(a)
		1,512,707

Apparel Retail — 0.2%

Fast Retailing Company Ltd.	3,488	1,412,208

Apparel, Accessories & Luxury Goods — 0.2%

Makalot Industrial Company Ltd.	12,349	101,447
The Swatch Group AG	3,607	1,332,645
		1,434,092

	Number of Shares	Fair Value

Application Software — 0.2%

SAP SE	23,512	$1,520,913

Auto Parts & Equipment — 0.5%

Continental AG	16,745	3,553,273
Superalloy Industrial Company Ltd.	7,987	27,046
		3,580,319

Automobile Manufacturers — 0.5%

Fuji Heavy Industries Ltd.	24,800	886,890
Great Wall Motor Company Ltd., Class H	57,402	63,920
Hyundai Motor Co.	439	60,741
Toyota Motor Corp.	46,580	2,711,219
		3,722,770

Biotechnology — 0.1%

CSL Ltd.	14,472	906,536

Brewers — 0.4%

AMBEV S.A. ADR	14,925	73,133
Anheuser-Busch InBev S.A.	25,089	2,658,290
SABMiller PLC	1,622	91,815
		2,823,238

Building Products — 0.4%

Assa Abloy AB, Class B	103,011	1,841,094
Geberit AG	3,681	1,121,517
		2,962,611

Cable & Satellite — 0.0%*

Naspers Ltd., Class N	692	86,614

Coal & Consumable Fuels — 0.0%*

Coal India Ltd.	22,189	109,863

Communications Equipment — 0.3%

Telefonaktiebolaget LM Ericsson, Class B	258,990	2,538,315

Construction & Engineering — 0.2%

Hyundai Engineering & Construction Company Ltd.	946	27,295
Larsen & Toubro Ltd.	48,743	1,087,881
		1,115,176

Construction Machinery & Heavy Trucks — 0.0%*

CRRC Corporation Ltd., Class H	36,000	45,569	(a)

Construction Materials — 0.3%

Cemex SAB de C.V. ADR	17,943	125,422	(a)
HeidelbergCement AG	26,491	1,811,493
Indocement Tunggal Prakarsa Tbk PT	50,700	56,929
		1,993,844

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2015

	Number of Shares	Fair Value

Department Stores — 0.0%*

Matahari Department Store Tbk PT	45,576	$50,087
SACI Falabella	6,332	39,158
Woolworths Holdings Ltd.	16,501	115,520
		204,765

Diversified Banks — 3.1%

Banco Bilbao Vizcaya Argentaria S.A.	132,216	1,118,702
Bancolombia S.A. ADR	1,686	54,289
Bank Negara Indonesia Persero Tbk PT	136,100	38,415
Bank of China Ltd., Class H	240,978	103,542
Barclays PLC	800,241	2,959,501
BNP Paribas S.A.	45,199	2,646,784
China Construction Bank Corp., Class H	177,000	117,619
Credicorp Ltd.	289	30,738
Credit Agricole S.A.	156,765	1,794,511
CTBC Financial Holding Company Ltd.	261,830	134,782
Grupo Financiero Banorte SAB de C.V., Class O	138,690	678,606
HSBC Holdings PLC	124,374	939,528
ICICI Bank Ltd.	417,597	1,715,176
Industrial & Commercial Bank of China Ltd., Class H	338,203	194,629
ING Groep N.V.	160,774	2,270,218
Intesa Sanpaolo S.p.A.	800,885	2,821,425
Kasikornbank PCL	15,900	74,692
Malayan Banking Bhd	37,099	72,244
Metropolitan Bank & Trust Co.	82,864	144,666
Mitsubishi UFJ Financial Group Inc.	423,000	2,530,265
Qatar National Bank SAQ	1,505	77,480
Sberbank of Russia ADR	22,154	109,341
Shinhan Financial Group Company Ltd.	4,659	162,729
Sumitomo Mitsui Financial Group Inc.	62,400	2,350,844
		23,140,726

Diversified Metals & Mining — 0.2%

BHP Billiton PLC	101,102	1,539,100
Korea Zinc Company Ltd.	135	53,018
MMC Norilsk Nickel PJSC ADR	4,235	60,751
		1,652,869

Diversified Real Estate Activities — 0.8%

Brookfield Asset Management Inc., Class A	22,572	706,943
Mitsubishi Estate Company Ltd.	120,588	2,452,236
Mitsui Fudosan Company Ltd.	118,399	3,225,783
		6,384,962

Drug Retail — 0.0%*

Raia Drogasil S.A.	1,398	13,727

	Number of Shares	Fair Value

Education Services — 0.0%*

Kroton Educacional S.A.	37,721	$73,037

Electric Utilities — 0.1%

Power Grid Corporation of India Ltd.	365,339	738,303

Electrical Components & Equipment — 0.7%

Nidec Corp.	51,900	3,547,392
Schneider Electric SE	25,077	1,399,890
		4,947,282

Electronic Components — 0.2%

Largan Precision Company Ltd.	2,000	155,493
Murata Manufacturing Company Ltd.	12,699	1,629,722
		1,785,215

Electronic Equipment & Instruments — 0.7%

China Railway Signal & Communication Corporation Ltd.	55,000	44,284	(a,b)
Flytech Technology Company Ltd.	10,902	31,023
Hexagon AB, Class B	55,001	1,674,219
Hitachi Ltd.	424,000	2,127,346
Keyence Corp.	3,200	1,421,450
		5,298,322

Food Retail — 0.0%*

Magnit PJSC GDR	1,680	80,254

Healthcare Equipment — 0.8%

i-SENS Inc.	1,165	36,809	(a)
Medtronic PLC	65,594	4,390,862
Smith & Nephew PLC	108,981	1,903,360
		6,331,031

Healthcare Services — 0.4%

Fresenius SE & Company KGaA	39,463	2,643,033

Household Appliances — 0.0%*

Techtronic Industries Company Ltd.	28,380	104,548

Household Products — 0.2%

LG Household & Health Care Ltd.	232	167,154
Svenska Cellulosa AB SCA, Class B	35,818	998,474
		1,165,628

Human Resource & Employment Services — 0.2%

Capita PLC	78,036	1,416,096

Hypermarkets & Super Centers — 0.0%*

Puregold Price Club Inc.	51,400	34,091

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2015

	Number of Shares	Fair Value

Independent Power Producers & Energy Traders — 0.0%*

China Resources Power Holdings Company Ltd.	20,000	$45,316

Industrial Conglomerates — 0.0%*

Alfa SAB de C.V., Class A	38,231	74,176

Industrial Gases — 0.3%

Linde AG	11,637	1,882,871

Industrial Machinery — 0.5%

FANUC Corp.	12,700	1,942,141
Mitsubishi Heavy Industries Ltd.	428,000	1,902,619
		3,844,760

Integrated Oil & Gas — 0.9%

Cenovus Energy Inc.	106,808	1,619,209
Cenovus Energy Inc.	86,604	1,307,425
China Petroleum & Chemical Corp., Class H	183,725	112,131
Lukoil PJSC ADR	900	30,654
Sasol Ltd.	4,879	136,769
Statoil ASA	110,576	1,608,732
Total S.A.	35,365	1,586,942
		6,401,862

Integrated Telecommunication Services — 0.0%*

China Unicom Hong Kong Ltd.	22,000	27,819

Internet Retail — 0.4%

Rakuten Inc.	214,498	2,729,470

Internet Software & Services — 0.7%

Alibaba Group Holding Ltd. ADR	1,321	77,899	(a)
Baidu Inc. ADR	33,504	4,603,785	(a)
NAVER Corp.	260	112,529
Tencent Holdings Ltd.	18,155	303,362
Yandex N.V., Class A	4,947	53,081	(a)
		5,150,656

IT Consulting & Other Services — 0.0%*

HCL Technologies Ltd.	13,104	196,640

Leisure Products — 0.1%

Shimano Inc.	3,000	419,321

Life & Health Insurance — 0.8%

AIA Group Ltd.	693,020	3,581,325
China Life Insurance Company Ltd., Class H	32,000	110,657
Ping An Insurance Group Company of China Ltd., Class H	28,000	138,735
Prudential PLC	91,132	1,923,618
		5,754,335

	Number of Shares	Fair Value

Movies & Entertainment — 0.1%

Vivendi S.A.	34,678	$817,928

Multi-Line Insurance — 0.3%

AXA S.A.	95,826	2,314,204
BB Seguridade Participacoes S.A.	15,940	99,316
		2,413,520

Oil & Gas Equipment & Services — 0.2%

Technip S.A.	38,883	1,830,093

Oil & Gas Exploration & Production — 0.0%*

CNOOC Ltd.	135,000	138,309
Parex Resources Inc.	15,322	105,712	(a)
		244,021

Packaged Foods & Meats — 0.2%

China Mengniu Dairy Company Ltd.	16,802	59,295
Nestle S.A.	22,665	1,699,121
		1,758,416

Personal Products — 0.2%

Kao Corp.	25,600	1,154,902

Pharmaceuticals — 2.0%

Aspen Pharmacare Holdings Ltd.	2,893	61,513
Astellas Pharma Inc.	90,300	1,164,894
Bayer AG	20,002	2,555,351
CSPC Pharmaceutical Group Ltd.	152,095	133,254
Roche Holding AG	17,662	4,645,516
Sanofi	38,982	3,693,873
Shire PLC	25,630	1,748,590
Valeant Pharmaceuticals International Inc.	5,996	1,065,299	(a)
		15,068,290

Property & Casualty Insurance — 0.5%

Insurance Australia Group Ltd.	500,622	1,701,560
PICC Property & Casualty Company Ltd., Class H	38,000	74,038
Tokio Marine Holdings Inc.	61,200	2,269,865
		4,045,463

Railroads — 0.2%

East Japan Railway Co.	20,200	1,695,913

Real Estate Development — 0.0%*

China Resources Land Ltd.	24,000	56,237

Research & Consulting Services — 0.1%

Experian PLC	65,064	1,042,719

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2015

	Number of Shares	Fair Value

Residential REITs — 0.0%*

Emlak Konut Gayrimenkul Yatirim Ortakligi AS	46,660	$38,681

Restaurants — 0.0%*

Alsea SAB de C.V.	16,640	48,987

Security & Alarm Services — 0.1%

Secom Company Ltd.	16,500	987,672

Semiconductor Equipment — 0.3%

ASML Holding N.V.	24,150	2,106,993

Semiconductors — 0.3%

Taiwan Semiconductor Manufacturing Company Ltd.	628,876	2,482,845

Soft Drinks — 0.0%*

Coca-Cola Icecek AS	4,374	49,984

Specialty Chemicals — 0.5%

Givaudan S.A.	1,331	2,159,078	(h)
Johnson Matthey PLC	34,210	1,268,544
		3,427,622

Technology Hardware, Storage & Peripherals — 0.2%

Samsung Electronics Company Ltd.	1,744	1,668,519

Thrifts & Mortgage Finance — 0.0%*

Housing Development Finance Corporation Ltd.	17,532	323,717

Wireless Telecommunication Services — 0.7%

China Mobile Ltd.	16,790	198,229
MTN Group Ltd.	11,322	145,752
SK Telecom Company Ltd.	667	147,997
SoftBank Group Corp.	48,700	2,227,111
Vodafone Group PLC	896,703	2,831,336
		5,550,425

Total Common Stock (Cost $166,632,187)		160,305,042

Preferred Stock — 0.0%*

Automobile Manufacturers — 0.0%*

Volkswagen AG	2,370	258,599

	Number of Shares	Fair Value

Diversified Banks — 0.0%*

Itau Unibanco Holding S.A.	11,225	$74,731

Integrated Oil & Gas — 0.0%*

Petroleo Brasileiro S.A.	19,953	36,278	(a)

Total Preferred Stock (Cost $712,763)		369,608

Total Foreign Equity (Cost $167,344,950)		160,674,650

		Principal Amount	Fair Value
Bonds and Notes — 32.3%

U.S. Treasuries — 5.9%

U.S. Treasury Bonds
2.50%	02/15/45	$2,821,800	$2,597,746
3.13%	11/15/41	6,717,000	7,082,935
U.S. Treasury Notes
0.63%	05/31/17	3,424,400	3,426,941
1.38%	07/31/18 - 05/31/20	16,183,300	16,262,200
1.88%	08/31/22	9,540,000	9,620,747
2.13%	05/15/25	5,578,900	5,612,463
			44,603,032

Agency Mortgage Backed — 8.8%

Federal Home Loan Mortgage Corp.
4.50%	06/01/33 - 02/01/35	6,084	6,611
5.00%	07/01/35 - 06/01/41	719,661	803,644
5.50%	05/01/20 - 04/01/39	150,337	169,846
6.00%	04/01/17 - 11/01/37	209,062	237,564
6.50%	06/01/29	924	1,056
7.00%	10/01/16 - 08/01/36	142,450	153,360
7.50%	09/01/33	446	476
8.00%	04/01/30 - 11/01/30	790	868
9.00%	04/01/16 - 06/01/21	117	119
Federal National Mortgage Assoc.
2.22%	04/01/37	724	738	(i)
3.00%	02/01/43 - 06/01/43	9,556,226	9,716,378
3.50%	11/01/42 - 08/01/45	9,372,903	9,788,909
4.00%	05/01/19 - 03/01/44	5,411,146	5,807,238
4.50%	05/01/18 - 01/01/41	5,824,119	6,328,152
5.00%	07/01/20 - 06/01/41	1,124,781	1,265,393
5.50%	06/01/20 - 01/01/39	1,147,969	1,287,909
6.00%	02/01/20 - 05/01/41	1,559,079	1,773,618
6.50%	02/01/16 - 08/01/34	141,378	160,411
7.00%	10/01/16 - 12/01/33	10,357	10,461
7.50%	12/01/23 - 12/01/33	4,973	5,568
8.00%	11/01/25 - 01/01/33	864	981

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2015

		Principal Amount	Fair Value

9.00%	12/01/17 - 12/01/22	$711	$774
2.50%	TBA	6,461,076	6,586,865	(c)
3.00%	TBA	1,201,000	1,214,605	(c)
4.00%	TBA	2,967,562	3,159,643	(c)
4.50%	TBA	2,900,000	3,004,899	(c)
5.00%	TBA	1,925,000	2,119,793	(c)
6.50%	TBA	568,000	650,194	(c)
Government National Mortgage Assoc.
3.00%	04/20/43 - 06/20/43	2,759,669	2,831,503
3.50%	05/20/43	1,816,755	1,908,949
4.00%	01/20/41 - 04/20/43	2,164,892	2,325,674
4.50%	08/15/33 - 03/20/41	1,094,016	1,189,584
5.00%	08/15/33	14,207	15,854
6.00%	06/15/33 - 09/15/36	60,546	70,878
6.50%	04/15/28 - 06/15/34	13,369	15,333
7.00%	04/15/28 - 10/15/36	9,051	9,958
8.00%	06/15/30	33	34
8.50%	10/15/17	1,519	1,578
9.00%	11/15/16 - 12/15/21	2,235	2,314
3.00%	TBA	1,400,000	1,428,629	(c)
3.50%	TBA	1,782,694	1,867,859	(c)
4.00%	TBA	169,190	180,341	(c)
5.00%	TBA	75,000	82,418	(c)
			66,186,979

Agency Collateralized Mortgage Obligations — 0.1%

Collateralized Mortgage Obligation Trust
0.01%	11/01/18	67	67	(d,f)
Federal Home Loan Mortgage Corp.
0.08%	09/25/43	88,988	261	(g,i)
Federal Home Loan Mortgage Corp. REMIC
3.50%	11/15/24 - 11/15/30	685,591	50,868	(g)
4.50%	03/15/18	298	—	(**,g)
5.00%	10/15/18 - 02/15/38	7,212	137	(g)
5.50%	06/15/33		4,477 877	(g)
6.39%	08/15/25	273,793	30,246	(g,i)
7.50%	07/15/27	1,672	229	(g)
8.00%	04/15/20	21	22
Federal Home Loan Mortgage Corp. STRIPS
1.47%	08/01/27	152	146	(d,f)
5.74%	08/15/43	673,263	153,093	(g,i)
8.00%	02/01/23 - 07/01/24	599	127	(g)
Federal National Mortgage Assoc. REMIC
0.51%	12/25/22	191	188	(d,f)
1.22%	12/25/42	34,836	1,218	(g,i)
5.00%	02/25/40 - 09/25/40	350,254	37,710	(g)
5.81%	07/25/38	69,439	10,149	(g,i)
Federal National Mortgage Assoc. STRIPS
4.50%	08/25/35 - 01/25/36	71,164	11,680	(g)
5.00%	03/25/38 - 05/25/38	40,743	7,121	(g)
5.50%	12/25/33	8,058	1,591	(g)
6.00%	01/25/35	37,528	7,257	(g)

		Principal Amount	Fair Value

7.50%	11/25/23	$3,798	$788	(g)
8.00%	08/25/23 - 07/25/24	1,240	263	(g)
8.50%	03/25/17 - 07/25/22	231	27	(g)
9.00%	05/25/22	162	29	(g)
Government National Mortgage Assoc.
4.50%	10/20/37 - 08/16/39	565,466	35,135	(g)
5.00%	12/20/35 - 09/20/38	213,407	11,993	(g)
6.03%	02/20/40	288,323	48,973	(g,i)
6.59%	01/16/40	492,031	91,678	(g,i)
			501,873

Asset Backed — 0.0%*

Ford Credit Auto Lease Trust 2013-A
1.28%	06/15/16	100,000	100,039

Corporate Notes — 14.0%

21st Century Fox America Inc.
6.65%	11/15/37	160,000	190,933	(h)
3M Co.
2.00%	08/07/20	337,000	341,524
ABB Finance USA Inc.
1.63%	05/08/17	166,000	166,953
AbbVie Inc.
1.75%	11/06/17	234,000	234,695	(h)
2.00%	11/06/18	211,000	211,805	(h)
2.50%	05/14/20	335,000	333,149	(h)
3.60%	05/14/25	138,000	136,105	(h)
4.70%	05/14/45	70,000	67,917	(h)
ACCO Brands Corp.
6.75%	04/30/20	339,000	352,560
ACE INA Holdings Inc.
3.15%	03/15/25	237,000	231,137
Actavis Funding SCS
1.30%	06/15/17	399,000	395,391	(h)
3.00%	03/12/20	169,000	169,148	(h)
3.45%	03/15/22	236,000	233,295	(h)
3.80%	03/15/25	338,000	326,521	(h)
Activision Blizzard Inc.
5.63%	09/15/21	367,000	386,267	(b)
Aetna Inc.
3.50%	11/15/24	379,000	377,017
Agrium Inc.
3.38%	03/15/25	84,000	79,526
4.90%	06/01/43	147,000	143,444
Alibaba Group Holding Ltd.
4.50%	11/28/34	205,000	190,524	(b)
Altria Group Inc.
2.95%	05/02/23	141,000	136,879
4.50%	05/02/43	141,000	134,685
America Movil SAB de C.V.
3.13%	07/16/22	200,000	194,180

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2015

		Principal Amount	Fair Value

American Axle & Manufacturing Inc.
6.25%	03/15/21	$187,000	$186,533
6.63%	10/15/22	53,000	53,265
American Campus Communities Inc.
3.35%	10/01/20	136,000	137,623
American Campus Communities Operating Partnership LP
4.13%	07/01/24	103,000	103,546
American Electric Power Company Inc.
2.95%	12/15/22	270,000	262,180
American Express Co.
3.63%	12/05/24	337,000	333,424
American Express Credit Corp.
2.60%	09/14/20	337,000	338,536
American International Group Inc.
3.75%	07/10/25	337,000	342,234
4.13%	02/15/24	102,000	107,159
4.50%	07/16/44	67,000	65,787
4.80%	07/10/45	169,000	172,526
American Tower Corp. (REIT)
3.40%	02/15/19	515,000	530,128
Amgen Inc.
2.20%	05/22/19	449,000	450,855
3.13%	05/01/25	215,000	205,863
Amkor Technology Inc.
6.63%	06/01/21	368,000	349,600
Anadarko Petroleum Corp.
6.20%	03/15/40	271,000	286,712
Anheuser-Busch InBev Worldwide Inc.
2.50%	07/15/22	453,000	433,468
Anthem Inc.
3.30%	01/15/23	185,000	183,074	(h)
Apache Corp.
5.10%	09/01/40	169,000	161,378
Apple Inc.
2.50%	02/09/25	480,000	455,938	(h)
2.85%	05/06/21	499,000	511,764	(h)
3.45%	02/09/45	170,000	143,918	(h)
Aramark Services Inc.
5.75%	03/15/20	370,000	384,569
Ascension Health
4.85%	11/15/53	235,000	255,050
AT&T Inc.
2.38%	11/27/18	438,000	442,654	(h)
2.45%	06/30/20	505,000	497,217	(h)
3.40%	05/15/25	508,000	484,884	(h)
4.50%	05/15/35	169,000	154,604	(h)
4.75%	05/15/46	86,000	78,802	(h)
4.80%	06/15/44	135,000	124,807	(h)
AutoNation Inc.
4.50%	10/01/25	236,000	240,535
AutoZone Inc.
3.25%	04/15/25	337,000	330,574

		Principal Amount	Fair Value

Bank of America Corp.
1.70%	08/25/17	$849,000	$851,231	(h)
2.60%	01/15/19	293,000	295,977	(h)
3.88%	08/01/25	67,000	67,931	(h)
3.95%	04/21/25	382,000	371,623	(h)
4.00%	01/22/25	166,000	162,691	(h)
4.10%	07/24/23	163,000	169,355	(h)
4.25%	10/22/26	305,000	301,528	(h)
Barclays Bank PLC
2.25%	05/10/17	815,000	830,278	(b,h)
Barclays PLC
5.25%	08/17/45	200,000	201,423
Barrick Gold Corp.
4.10%	05/01/23	170,000	150,435
Baxalta Inc.
2.88%	06/23/20	337,000	336,874	(b)
4.00%	06/23/25	337,000	337,522	(b)
Bed Bath & Beyond Inc.
4.92%	08/01/34	51,000	48,480
Berkshire Hathaway Energy Co.
6.13%	04/01/36	789,000	950,063	(h)
Berkshire Hathaway Finance Corp.
3.00%	05/15/22	236,000	239,154
Berry Plastics Corp.
5.13%	07/15/23	220,000	207,350
BHP Billiton Finance USA Ltd.
5.00%	09/30/43	174,000	175,993
Biogen Inc.
2.90%	09/15/20	504,000	509,100
4.05%	09/15/25	335,000	338,411
5.20%	09/15/45	235,000	237,126
Bombardier Inc.
4.75%	04/15/19	208,000	167,440	(b)
5.50%	09/15/18	74,000	64,010	(b)
6.00%	10/15/22	198,000	147,015	(b)
7.75%	03/15/20	212,000	181,260	(b)
Boston Scientific Corp.
3.85%	05/15/25	170,000	167,212
BP Capital Markets PLC
1.38%	05/10/18	291,000	288,936	(h)
3.81%	02/10/24	430,000	439,119	(h)
Branch Banking & Trust Co.
3.63%	09/16/25	350,000	350,283
3.80%	10/30/26	255,000	258,713
Building Materials Corporation of America
5.38%	11/15/24	442,000	436,475	(b)
Burlington Northern Santa Fe LLC
3.65%	09/01/25	120,000	121,354
Calpine Corp.
5.75%	01/15/25	205,000	191,675
5.88%	01/15/24	289,000	297,670	(b)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2015

		Principal Amount	Fair Value

Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.50%	04/15/21	$370,000	$333,000
Canadian Pacific Railway Co.
2.90%	02/01/25	400,000	377,696
Caterpillar Inc.
4.30%	05/15/44	175,000	169,818
Catholic Health Initiatives
2.60%	08/01/18	105,000	107,205
4.35%	11/01/42	82,000	76,226
CBS Corp.
3.70%	08/15/24	266,000	261,089
CCO Safari II LLC
3.58%	07/23/20	253,000	251,136	(b)
4.91%	07/23/25	253,000	251,786	(b)
6.38%	10/23/35	34,000	34,399	(b)
6.48%	10/23/45	67,000	67,593	(b)
Celgene Corp.
2.88%	08/15/20	236,000	238,141
3.88%	08/15/25	337,000	337,063
5.00%	08/15/45	169,000	167,631
CenturyLink Inc.
5.80%	03/15/22	741,000	633,555
Cequel Capital Corp.
5.13%	12/15/21	347,000	305,577	(b)
Chesapeake Energy Corp.
3.25%	03/15/16	166,000	162,713
Cigna Corp.
3.25%	04/15/25	338,000	327,262
Cinemark USA Inc.
4.88%	06/01/23	370,000	353,350
Citigroup Inc.
1.55%	08/14/17	742,000	742,828	(h)
1.75%	05/01/18	582,000	578,352	(h)
1.85%	11/24/17	160,000	160,375	(h)
3.30%	04/27/25	169,000	164,611	(h)
4.40%	06/10/25	337,000	338,933	(h)
4.65%	07/30/45	270,000	269,310	(h)
CMS Energy Corp.
4.88%	03/01/44	171,000	177,571
CNA Financial Corp.
5.88%	08/15/20	206,000	234,312
CNOOC Nexen Finance 2014 ULC
4.25%	04/30/24	349,000	351,652
Cogeco Cable Inc.
4.88%	05/01/20	270,000	267,300	(b)
Colgate-Palmolive Co.
4.00%	08/15/45	169,000	168,933
Columbia Pipeline Group Inc.
3.30%	06/01/20	236,000	236,704	(b)
4.50%	06/01/25	169,000	164,050	(b)
Comcast Corp.
3.38%	08/15/25	741,000	746,699

		Principal Amount	Fair Value

4.20%	08/15/34	$171,000	$168,670
4.60%	08/15/45	170,000	173,774
Commonwealth Bank of Australia
0.75%	01/15/16	354,000	353,940	(b,h)
ConocoPhillips Co.
3.35%	11/15/24	337,000	329,221
Continental Resources Inc.
3.80%	06/01/24	73,000	59,210
4.50%	04/15/23	65,000	56,444
4.90%	06/01/44	40,000	28,597
Corp Andina de Fomento
4.38%	06/15/22	425,000	461,286
Corp Nacional del Cobre de Chile
4.50%	09/16/25	200,000	192,125	(b)
COX Communications Inc.
4.70%	12/15/42	59,000	50,143	(b)
Credit Suisse AG
1.70%	04/27/18	334,000	332,685
2.60%	05/27/16	253,000	255,805	(b,h)
Credit Suisse Group Funding Guernsey Ltd.
3.75%	03/26/25	502,000	487,519	(b)
Crown Americas LLC/Crown Americas Capital Corp. IV
4.50%	01/15/23	434,000	425,320
CSX Corp.
4.50%	08/01/54	104,000	96,432
CVS Health Corp.
2.25%	08/12/19	364,000	367,924
3.88%	07/20/25	338,000	348,413
5.13%	07/20/45	253,000	271,963
Daimler Finance North America LLC
2.38%	08/01/18	778,000	779,125	(b)
Danaher Corp.
2.40%	09/15/20	235,000	237,188
3.35%	09/15/25	335,000	341,724
4.38%	09/15/45	155,000	160,319
Denbury Resources Inc.
5.50%	05/01/22	370,000	220,150
6.38%	08/15/21	150,000	94,500
Deutsche Bank AG
4.50%	04/01/25	342,000	331,355
Dexia Credit Local S.A.
2.25%	01/30/19	715,000	729,208	(b)
Diageo Investment Corp.
2.88%	05/11/22	346,000	342,271
DigitalGlobe Inc.
5.25%	02/01/21	280,000	265,300	(b)
DIRECTV Holdings LLC
4.45%	04/01/24	262,000	268,767
Discover Bank
3.10%	06/04/20	250,000	252,420
Dollar General Corp.
1.88%	04/15/18	335,000	334,691

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2015

		Principal Amount	Fair Value

4.13%	07/15/17	$341,000	$351,610
Dollar Tree Inc.
5.75%	03/01/23	444,000	460,650	(b)
Dominion Resources Inc.
1.95%	08/15/16	368,000	370,493
Duke Energy Corp.
3.75%	04/15/24	157,000	161,637
Duke Energy Progress LLC
4.15%	12/01/44	100,000	100,610
Eastman Chemical Co.
3.60%	08/15/22	336,000	338,029
Ecopetrol S.A.
5.88%	05/28/45	85,000	64,813
Electricite de France S.A.
2.15%	01/22/19	704,000	711,277	(b)
Eli Lilly & Co.
2.75%	06/01/25	169,000	166,396	(h)
3.70%	03/01/45	33,000	31,071	(h)
EMD Finance LLC
3.25%	03/19/25	169,000	163,823	(b,h)
Energizer Holdings Inc.
5.50%	06/15/25	373,000	363,209	(b,h)
Energy Transfer Equity LP
5.88%	01/15/24	714,000	642,957	(h)
Energy Transfer Partners LP
4.05%	03/15/25	68,000	60,094	(h)
5.15%	03/15/45	118,000	92,050	(h)
6.50%	02/01/42	217,000	199,128	(h)
Ensco PLC
4.50%	10/01/24	168,000	124,107	(h)
5.20%	03/15/25	271,000	206,251	(h)
5.75%	10/01/44	69,000	47,734	(h)
Enterprise Products Operating LLC
3.70%	02/15/26	335,000	316,558	(h)
ERP Operating LP
4.50%	07/01/44	68,000	68,497	(h)
European Investment Bank
4.88%	01/17/17	535,000	564,055
FedEx Corp.
3.20%	02/01/25	106,000	102,828	(h)
4.10%	02/01/45	2,000	1,812	(h)
Fiat Chrysler Automobiles N.V.
4.50%	04/15/20	220,000	209,000	(h)
5.25%	04/15/23	200,000	186,500	(h)
Five Corners Funding Trust
4.42%	11/15/23	373,000	390,128	(b,h)
Florida Power & Light Co.
4.13%	02/01/42	131,000	132,329	(h)
Ford Motor Credit Company LLC
2.46%	03/27/20	506,000	495,467	(h)
3.22%	01/09/22	360,000	348,442	(h)
5.88%	08/02/21	261,000	295,453	(h)

		Principal Amount	Fair Value

Freeport-McMoRan Inc.
4.55%	11/14/24	$152,000	$113,240	(h)
Fresenius Medical Care US Finance Inc.
5.75%	02/15/21	247,000	266,143	(b,h)
Frontier Communications Corp.
7.13%	03/15/19	367,000	360,334	(h)
11.00%	09/15/25	190,000	183,825	(b)
General Motors Co.
5.20%	04/01/45	34,000	31,907	(h)
General Motors Financial Company Inc.
3.15%	01/15/20	236,000	233,984	(h)
3.20%	07/13/20	675,000	665,908	(h)
4.30%	07/13/25	337,000	326,018	(h)
Georgia-Pacific LLC
3.60%	03/01/25	480,000	479,579	(b,h)
Gilead Sciences Inc.
2.55%	09/01/20	170,000	171,063
3.65%	03/01/26	190,000	190,884
4.75%	03/01/46	155,000	155,715
4.80%	04/01/44	189,000	190,102	(h)
Grupo Televisa SAB
5.00%	05/13/45	200,000	180,676	(h)
HCA Inc.
4.75%	05/01/23	576,000	578,016	(h)
6.50%	02/15/20	444,000	483,960	(h)
HSBC Holdings PLC
4.25%	08/18/25	200,000	197,079	(h)
HSBC USA Inc.
2.75%	08/07/20	505,000	506,830	(h)
Humana Inc.
3.85%	10/01/24	146,000	146,881	(h)
Hyundai Capital America
2.13%	10/02/17	118,000	118,409	(b,h)
Illinois Tool Works Inc.
3.50%	03/01/24	343,000	350,851	(h)
ING Bank N.V.
2.70%	08/17/20	200,000	202,569	(b,h)
Ingersoll-Rand Luxembourg Finance S.A.
3.55%	11/01/24	236,000	231,727	(h)
Ingles Markets Inc.
5.75%	06/15/23	350,000	359,625	(h)
Intel Corp.
2.45%	07/29/20	169,000	171,241	(h)
Intelsat Jackson Holdings S.A.
5.50%	08/01/23	347,000	286,275	(h)
International Business Machines Corp.
3.63%	02/12/24	361,000	371,994	(h)
Interstate Power & Light Co.
3.40%	08/15/25	335,000	340,803	(h)
Intesa Sanpaolo S.p.A.
5.02%	06/26/24	66,000	65,129	(b,h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2015

		Principal Amount	Fair Value

Invesco Finance PLC
3.13%	11/30/22	$366,000	$371,001	(h)
JB Poindexter & Company Inc.
9.00%	04/01/22	83,000	87,358	(b,h)
JBS USA LLC/JBS USA Finance Inc.
5.75%	06/15/25	296,000	272,320	(b,h)
5.88%	07/15/24	190,000	178,125	(b,h)
Jefferies Group LLC
5.13%	01/20/23	283,000	283,558	(h)
6.50%	01/20/43	90,000	85,444	(h)
Johnson Controls Inc.
4.63%	07/02/44	166,000	152,332	(h)
JPMorgan Chase & Co.
1.70%	03/01/18	337,000	336,233	(h)
3.88%	09/10/24	481,000	476,404	(h)
3.90%	07/15/25	169,000	172,130	(h)
5.00%	12/29/49	244,000	237,290	(h,i)
6.10%	10/29/49	405,000	402,367	(h,i)
KB Home
7.00%	12/15/21	423,000	424,057	(h)
Keysight Technologies Inc.
4.55%	10/30/24	335,000	326,294	(b,h)
KFW
4.50%	07/16/18	446,000	487,898
Kilroy Realty LP
4.38%	10/01/25	85,000	85,773
Kinder Morgan Energy Partners LP
3.50%	09/01/23	75,000	66,354	(h)
4.30%	05/01/24	180,000	164,328
Kinder Morgan Inc.
5.55%	06/01/45	101,000	83,894	(h)
Kinross Gold Corp.
6.88%	09/01/41	20,000	15,074	(h)
Korea National Oil Corp.
2.88%	11/09/15	289,000	289,598	(b)
Kraft Heinz Foods Co.
2.80%	07/02/20	506,000	509,315	(b,h)
3.95%	07/15/25	439,000	449,177	(b,h)
L Brands Inc.
5.63%	02/15/22	369,000	390,217	(h)
L-3 Communications Corp.
1.50%	05/28/17	211,000	209,071	(h)
Lee Enterprises Inc.
9.50%	03/15/22	300,000	273,750	(b,h)
Lennar Corp.
4.50%	11/15/19	442,000	445,757	(h)
4.75%	05/30/25	150,000	143,250	(h)
Levi Strauss & Co.
5.00%	05/01/25	222,000	217,560	(h)
Liberty Mutual Group Inc.
4.25%	06/15/23	314,000	324,747	(b,h)

		Principal Amount	Fair Value

Lockheed Martin Corp.
3.80%	03/01/45	$169,000	$154,122	(h)
Lowe’s Companies Inc.
4.38%	09/15/45	135,000	136,559
LyondellBasell Industries N.V.
4.63%	02/26/55	67,000	56,822	(h)
Macquarie Bank Ltd.
4.88%	06/10/25	342,000	341,415	(b,h)
Marathon Petroleum Corp.
3.63%	09/15/24	340,000	328,579	(h)
Marsh & McLennan Companies Inc.
3.50%	03/10/25	236,000	235,803	(h)
3.75%	03/14/26	235,000	236,298
Mattel Inc.
2.35%	05/06/19	499,000	498,677	(h)
Medtronic Inc.
2.50%	03/15/20	101,000	102,360
3.50%	03/15/25	379,000	386,710
4.63%	03/15/45	170,000	175,286
Memorial Sloan-Kettering Cancer Center
4.13%	07/01/52	105,000	97,128	(h)
Merck & Company Inc.
2.75%	02/10/25	335,000	326,069	(h)
MetLife Inc.
4.05%	03/01/45	85,000	79,452	(h)
4.72%	12/15/44	104,000	107,530	(h)
MGM Resorts International
5.25%	03/31/20	222,000	218,670	(h)
6.63%	12/15/21	370,000	379,250	(h)
Microsoft Corp.
4.00%	02/12/55	160,000	144,948	(h)
Mizuho Bank Ltd.
2.45%	04/16/19	420,000	422,853	(b,h)
Monsanto Co.
3.38%	07/15/24	165,000	158,675	(h)
4.70%	07/15/64	98,000	84,337	(h)
Morgan Stanley
2.65%	01/27/20	145,000	145,685	(h)
3.70%	10/23/24	335,000	336,598	(h)
3.95%	04/23/27	337,000	324,557	(h)
4.00%	07/23/25	199,000	203,377	(h)
4.10%	05/22/23	325,000	328,937	(h)
4.88%	11/01/22	256,000	272,749	(h)
5.00%	11/24/25	131,000	139,282	(h)
Motorola Solutions Inc.
4.00%	09/01/24	121,000	109,189	(h)
National Agricultural Cooperative Federation
4.25%	01/28/16	135,000	136,225	(b)
NCL Corporation Ltd.
5.00%	02/15/18	150,000	152,250	(h)
Newfield Exploration Co.
5.63%	07/01/24	301,000	284,445	(h)
5.75%	01/30/22	287,000	278,390	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2015

		Principal Amount	Fair Value

Newmont Mining Corp.
4.88%	03/15/42	$131,000	$101,163	(h)
Nexen Energy ULC
6.40%	05/15/37	144,000	169,364
Noble Energy Inc.
3.90%	11/15/24	202,000	187,862	(h)
Northern States Power Co.
2.20%	08/15/20	337,000	339,126	(h)
Northrop Grumman Corp.
3.85%	04/15/45	39,000	35,099	(h)
NRG Energy Inc.
6.25%	07/15/22	184,000	167,440	(h)
Occidental Petroleum Corp.
3.50%	06/15/25	337,000	336,053	(h)
Omnicom Group Inc.
3.63%	05/01/22	105,000	106,242	(h)
Oracle Corp.
2.25%	10/08/19	649,000	656,484	(h)
2.95%	05/15/25	335,000	326,599	(h)
4.13%	05/15/45	68,000	64,164	(h)
Owens & Minor Inc.
3.88%	09/15/21	310,000	312,756	(h)
Pacific Gas & Electric Co.
3.40%	08/15/24	506,000	507,470	(h)
PacifiCorp
6.25%	10/15/37	3,000	3,822	(h)
Penn National Gaming Inc.
5.88%	11/01/21	225,000	226,969	(h)
People’s United Bank NA
4.00%	07/15/24	391,000	391,371	(h)
PepsiCo Inc.
3.10%	07/17/22	169,000	173,088	(h)
4.25%	10/22/44	100,000	98,886	(h)
4.60%	07/17/45	101,000	105,548	(h)
Petrobras Global Finance BV
3.50%	02/06/17	7,000	6,230
3.88%	01/27/16	103,000	101,198
Petroleos Mexicanos
3.50%	01/30/23	147,000	132,300
Philip Morris International Inc.
4.13%	03/04/43	140,000	132,490	(h)
Phillips 66 Partners LP
2.65%	02/15/20	101,000	99,356	(h)
3.61%	02/15/25	144,000	132,067	(h)
Pitney Bowes Inc.
4.63%	03/15/24	295,000	297,324	(h)
Plains All American Pipeline LP/PAA Finance Corp.
4.65%	10/15/25	101,000	101,375	(h)
PNC Bank NA
2.40%	10/18/19	346,000	349,056	(h)
Precision Castparts Corp.
4.38%	06/15/45	101,000	101,108	(h)

		Principal Amount	Fair Value

Principal Financial Group Inc.
4.70%	05/15/55	$335,000	$332,488	(h,i)
Prudential Financial Inc.
5.38%	05/15/45	169,000	167,733	(h,i)
5.63%	06/15/43	166,000	171,312	(h,i)
QUALCOMM Inc.
2.25%	05/20/20	135,000	134,659	(h)
3.45%	05/20/25	119,000	112,369	(h)
4.80%	05/20/45	119,000	104,064	(h)
Quest Diagnostics Inc.
4.70%	03/30/45	101,000	91,972	(h)
Regency Energy Partners LP/Regency Energy Finance Corp.
4.50%	11/01/23	236,000	218,171	(h)
Revlon Consumer Products Corp.
5.75%	02/15/21	852,000	826,440	(h)
Reynolds American Inc.
4.45%	06/12/25	169,000	176,834	(h)
Rio Tinto Finance USA Ltd.
3.75%	06/15/25	85,000	82,909	(h)
Roche Holdings Inc.
3.35%	09/30/24	365,000	373,300	(b,h)
Rowan Companies Inc.
5.85%	01/15/44	70,000	43,740	(h)
Royal Bank of Canada
1.20%	09/19/17	773,000	773,070	(h)
Ryder System Inc.
2.45%	09/03/19	394,000	395,203	(h)
Santander Bank NA
2.00%	01/12/18	411,000	409,616	(h)
Schaeffler Holding Finance BV (6.88% Cash/7.63% PIK)
6.88%	08/15/18	260,000	268,125	(b,h,n)
Sealed Air Corp.
4.88%	12/01/22	221,000	218,514	(b,h)
5.13%	12/01/24	221,000	216,580	(b,h)
Sinclair Television Group Inc.
5.38%	04/01/21	387,000	378,292	(h)
Southern California Edison Co.
2.40%	02/01/22	135,000	133,582	(h)
Spectra Energy Partners LP
4.75%	03/15/24	175,000	180,891	(h)
Sprint Corp.
7.25%	09/15/21	191,000	156,381	(h)
7.63%	02/15/25	248,000	192,045	(h)
State Street Corp.
3.55%	08/18/25	335,000	341,779	(e)
Sunoco LP/Sunoco Finance Corp.
5.50%	08/01/20	148,000	145,780	(b,h)
SUPERVALU Inc.
6.75%	06/01/21	374,000	362,780
T-Mobile USA Inc.
6.25%	04/01/21	300,000	298,950	(h)
6.63%	04/01/23	370,000	366,300	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2015

		Principal Amount	Fair Value

Talisman Energy Inc.
6.25%	02/01/38	$119,000	$101,483	(h)
Tampa Electric Co.
4.35%	05/15/44	169,000	173,079	(h)
Target Corp.
3.50%	07/01/24	213,000	222,363	(h)
TD Ameritrade Holding Corp.
2.95%	04/01/22	166,000	167,168	(h)
Teachers Insurance & Annuity Association of America
4.90%	09/15/44	335,000	344,613	(b,h)
Teck Resources Ltd.
2.50%	02/01/18	98,000	79,319
3.75%	02/01/23	12,000	7,320	(h)
Telecom Italia S.p.A.
5.30%	05/30/24	600,000	586,500	(b,h)
Tenet Healthcare Corp.
4.75%	06/01/20	921,000	930,210	(h)
6.00%	10/01/20	347,000	366,085	(h)
The Allstate Corp.
5.75%	08/15/53	186,000	192,575	(i)
The Bank of Tokyo-Mitsubishi UFJ Ltd.
2.30%	03/10/19	400,000	400,888	(b)
The Boeing Co.
2.85%	10/30/24	211,000	209,484
The Dow Chemical Co.
3.50%	10/01/24	130,000	124,141
4.25%	10/01/34	172,000	160,705
The Goldman Sachs Group Inc.
2.38%	01/22/18	299,000	302,905	(h)
2.60%	04/23/20	335,000	335,912	(h)
2.63%	01/31/19	191,000	193,365	(h)
2.90%	07/19/18	223,000	228,787	(h)
3.75%	05/22/25	288,000	288,598	(h)
4.00%	03/03/24	411,000	423,027	(h)
4.80%	07/08/44	199,000	201,727	(h)
5.15%	05/22/45	169,000	165,883	(h)
The Home Depot Inc.
3.35%	09/15/25	236,000	240,334
The Korea Development Bank
3.25%	03/09/16	348,000	351,251
3.38%	09/16/25	200,000	202,800
The Kroger Co.
2.95%	11/01/21	236,000	236,507	(h)
The Progressive Corp.
3.70%	01/26/45	226,000	202,127	(h)
The Williams Companies Inc.
8.75%	03/15/32	68,000	64,698	(h)
TIAA Asset Management Finance Company LLC
4.13%	11/01/24	335,000	341,490	(b,h)
Time Inc.
5.75%	04/15/22	371,000	346,885	(b,h)

		Principal Amount	Fair Value

Time Warner Cable Inc.
4.50%	09/15/42	$34,000	$26,881	(h)
6.55%	05/01/37	101,000	99,241	(h)
Time Warner Inc.
3.60%	07/15/25	186,000	182,131	(h)
5.35%	12/15/43	306,000	321,939	(h)
Tyco Electronics Group S.A.
2.35%	08/01/19	344,000	346,444	(h)
Tyco International Finance S.A.
5.13%	09/14/45	100,000	104,563
Tyson Foods Inc.
2.65%	08/15/19	171,000	172,289	(h)
3.95%	08/15/24	114,000	116,122	(h)
5.15%	08/15/44	114,000	119,595	(h)
U.S. Bancorp
3.44%	02/01/16	411,000	414,481	(h)
UBS Group Funding Jersey Ltd.
2.95%	09/24/20	200,000	200,381	(b)
4.13%	09/24/25	250,000	248,799	(b)
Ultra Petroleum Corp.
6.13%	10/01/24	366,000	208,620	(b,h)
United Rentals North America Inc.
6.13%	06/15/23	287,000	286,103	(h)
UnitedHealth Group Inc.
2.70%	07/15/20	406,000	415,431	(h)
4.75%	07/15/45	268,000	282,905	(h)
US Bank NA
2.80%	01/27/25	250,000	242,747	(h)
Valeant Pharmaceuticals International Inc.
6.13%	04/15/25	296,000	281,940	(b,h)
6.38%	10/15/20	207,000	205,836	(b,h)
Ventas Realty LP
4.13%	01/15/26	135,000	136,080	(h)
Verizon Communications Inc.
1.35%	06/09/17	682,000	681,045	(h)
3.50%	11/01/24	168,000	165,179	(h)
4.15%	03/15/24	337,000	348,586	(h)
4.40%	11/01/34	168,000	156,317	(h)
4.67%	03/15/55	118,000	101,610	(h)
4.86%	08/21/46	169,000	158,474	(h)
5.05%	03/15/34	105,000	104,757	(h)
5.15%	09/15/23	215,000	237,508	(h)
6.55%	09/15/43	114,000	134,685	(h)
Virgin Media Finance PLC
5.75%	01/15/25	202,000	189,880	(b,h)
Volkswagen Group of America Finance LLC
0.77%	11/20/17	200,000	185,736	(b,i)
2.13%	05/23/19	297,000	277,131	(b,h)
2.45%	11/20/19	205,000	191,583	(b,h)
W.R. Grace & Co.
5.13%	10/01/21	140,000	138,250	(b,h)
5.63%	10/01/24	367,000	359,660	(b,h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2015

		Principal Amount	Fair Value

Wal-Mart Stores Inc.
4.30%	04/22/44	$314,000	$320,993	(h)
Weatherford International Ltd.
6.75%	09/15/40	68,000	51,902	(h)
Wells Fargo & Co.
3.00%	02/19/25	169,000	162,615	(h)
3.55%	09/29/25	255,000	255,096
3.90%	05/01/45	169,000	155,308	(h)
4.10%	06/03/26	386,000	389,410	(h)
4.30%	07/22/27	136,000	138,603	(h)
5.88%	12/29/49	234,000	239,558	(h,i)
5.90%	12/29/49	226,000	226,000	(h,i)
Williams Partners LP
5.40%	03/04/44	34,000	27,144	(h)
Windstream Services LLC
6.38%	08/01/23	259,000	186,635	(h)
WMG Acquisition Corp.
6.00%	01/15/21	78,000	78,000	(b,h)
WPP Finance 2010
3.75%	09/19/24	335,000	333,831	(h)
WPX Energy Inc.
5.25%	01/15/17	266,000	264,670	(h)
XLIT Ltd.
5.25%	12/15/43	143,000	151,071	(h)
Yamana Gold Inc.
4.95%	07/15/24	142,000	126,883	(h)
Zimmer Biomet Holdings Inc.
3.55%	04/01/25	169,000	165,489	(h)
			105,425,861

Non-Agency Collateralized Mortgage Obligations — 2.9%

American Tower Trust I (REIT)
1.55%	03/15/43	420,000	416,740	(b)
Banc of America Commercial Mortgage Trust 2006-4
5.63%	07/10/46	42,992	43,700
Banc of America Commercial Mortgage Trust 2007-1
5.48%	01/15/49	600,000	621,890	(i)
Banc of America Commercial Mortgage Trust 2007-4
5.93%	02/10/51	97,423	103,739	(i)
Banc of America Commercial Mortgage Trust 2008-1
6.42%	02/10/51	508,052	547,752	(i)
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-1
5.52%	11/10/42	64,700	64,643	(i)
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-6
5.32%	09/10/47	46,699	46,650	(i)
Banc of America Merrill Lynch Commercial Mortgage Trust 2014-520M
4.33%	08/15/46	137,514	143,451	(b,i)
Bear Stearns Commercial Mortgage Securities Trust 2006-T22
5.80%	04/12/38	140,000	142,489	(i)
Bear Stearns Commercial Mortgage Securities Trust 2007-PW18
6.09%	06/11/50	290,000	312,134	(i)

		Principal Amount	Fair Value

Citigroup Commercial Mortgage Trust 2014-GC23
4.66%	07/10/47	$692,000	$614,832	(b,i)
Citigroup Commercial Mortgage Trust 2015-GC33
3.17%	09/10/58	146,638	110,138
Citigroup Commercial Mortgage Trust 2015-P1
3.72%	09/15/48	604,059	633,908
COMM 2013-LC13 Mortgage Trust
4.56%	08/10/46	140,000	154,195	(b,i)
COMM 2014-CR14 Mortgage Trust
4.53%	02/10/47	200,000	219,263	(i)
COMM 2014-CR19 Mortgage Trust
4.88%	08/10/47	332,639	298,661	(b,i)
COMM 2014-CR20 Mortgage Trust
4.66%	11/10/47	169,443	167,654	(i)
COMM 2014-CR21 Mortgage Trust
3.99%	12/10/47	332,372	347,194
COMM 2015-CR23 Mortgage Trust
4.40%	05/10/48	161,100	152,513	(i)
COMM 2015-CR24 Mortgage Trust
3.46%	08/10/55	293,578	223,898
3.70%	08/10/55	293,105	306,234
4.52%	08/10/55	263,981	254,531	(i)
COMM 2015-PC1 Mortgage Trust
4.59%	07/10/50	160,441	163,065	(i)
Core Industrial Trust 2015-CALW
3.25%	02/10/34	322,321	326,040	(b)
Credit Suisse Commercial Mortgage Trust 2006-C1
5.65%	02/15/39	580,000	583,860	(i)
CSAIL 2015-C3 Commercial Mortgage Trust
3.51%	08/15/48	175,977	138,677	(i)
4.26%	08/15/48	234,636	239,316	(i)
GS Mortgage Securities Corp. Trust 2012-ALOH
3.55%	04/10/34	150,000	157,445	(b)
GS Mortgage Securities Trust 2011-GC5
3.00%	08/10/44	239,484	242,272
5.47%	08/10/44	120,000	135,268	(b,i)
GS Mortgage Securities Trust 2014-GC20
4.26%	04/10/47	175,000	186,000
GS Mortgage Securities Trust 2014-NEW
3.79%	01/10/31	345,000	349,612	(b)
GS Mortgage Securities Trust 2015-GC28
1.32%	02/10/48	2,279,520	166,036	(g,i)
GS Mortgage Securities Trust 2015-GC32
3.35%	07/10/48	161,291	124,167
4.56%	07/10/48	75,719	74,403	(i)
JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9
2.02%	12/15/47	1,064,709	87,572	(g,i)
JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8
5.44%	05/15/45	70,000	71,914
JP Morgan Chase Commercial Mortgage Securities Trust 2007-CB18
5.44%	06/12/47	272,673	282,458

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2015

		Principal Amount	Fair Value

JPMBB Commercial Mortgage Securities Trust 2013-C12
4.16%	07/15/45	$90,000	$95,822	(i)
JPMBB Commercial Mortgage Securities Trust 2013-C15
5.25%	11/15/45	140,000	149,178	(i)
JPMBB Commercial Mortgage Securities Trust 2013-C17
5.05%	01/15/47	260,000	269,465	(i)
JPMBB Commercial Mortgage Securities Trust 2014-C18
4.97%	02/15/47	180,000	185,287	(i)
JPMBB Commercial Mortgage Securities Trust 2015-C29
3.84%	05/15/48	307,309	245,076	(i)
JPMBB Commercial Mortgage Securities Trust 2015-C30
4.46%	07/15/48	733,143	711,914	(i)
JPMBB Commercial Mortgage Securities Trust 2015-C31
3.80%	08/15/48	439,886	462,815
LB-UBS Commercial Mortgage Trust 2004-C8
0.75%	12/15/39	18,328	76	(b,g,i)
LB-UBS Commercial Mortgage Trust 2006-C1
5.16%	02/15/31	78,709	78,829
LB-UBS Commercial Mortgage Trust 2006-C4
6.03%	06/15/38	108,150	110,105	(i)
LB-UBS Commercial Mortgage Trust 2007-C6
6.11%	07/15/40	430,000	456,224	(b)
6.11%	07/15/40	192,914	204,679	(i)
ML-CFC Commercial Mortgage Trust 2006-3
5.46%	07/12/46	350,000	361,015	(i)
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10
4.22%	07/15/46	326,000	324,297	(i)
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14
4.99%	02/15/47	160,799	152,285	(b,i)
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18
3.39%	10/15/47	673,132	552,879	(b)
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19
3.25%	12/15/47	199,711	162,899	(b)
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20
1.57%	02/15/48	2,556,266	234,673	(g,i)
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21
1.13%	03/15/48	3,121,356	213,357	(g,i)
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22
3.88%	04/15/48	290,007	290,066	(i)
4.38%	04/15/48	161,115	135,045	(b,i)
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23
4.27%	07/15/50	146,650	124,050	(b,i)
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24
3.73%	05/15/48	641,574	670,345
4.50%	05/15/48	586,623	592,922	(i)
Morgan Stanley Capital I Trust 2005-T17
4.84%	12/13/41	52,131	52,467	(i)
Morgan Stanley Capital I Trust 2006-IQ11
5.89%	10/15/42	110,000	110,991	(i)
Morgan Stanley Capital I Trust 2006-T21
5.16%	10/12/52	5,625	5,619	(i)
5.27%	10/12/52	210,000	211,148	(i)

		Principal Amount	Fair Value

Morgan Stanley Capital I Trust 2006-T23
6.02%	08/12/41	$363,353	$370,513	(i)
Morgan Stanley Capital I Trust 2007-IQ16
6.27%	12/12/49	290,000	309,418	(i)
Morgan Stanley Capital I Trust 2008-T29
6.46%	01/11/43	110,000	120,779	(i)
Morgan Stanley Capital I Trust 2012-C4
5.21%	03/15/45	120,000	132,232	(b,i)
Morgan Stanley Capital I Trust 2015-MS1
4.16%	05/15/48	220,000	180,869	(b,i)
Wells Fargo Commercial Mortgage Trust 2015-C26
1.56%	02/15/48	2,652,088	244,159	(g,i)
Wells Fargo Commercial Mortgage Trust 2015-C29
4.01%	06/15/48	481,783	497,321
4.37%	06/15/48	239,622	198,399	(i)
Wells Fargo Commercial Mortgage Trust 2015-C30
4.65%	09/15/58	146,644	128,068	(b,i)
Wells Fargo Commercial Mortgage Trust 2015-LC22
4.54%	09/15/58	146,742	125,992	(i)
Wells Fargo Commercial Mortgage Trust 2015-NXS2
4.39%	07/15/58	146,643	121,477	(i)
Wells Fargo Commercial Mortgage Trust 2015-SG1
3.79%	12/15/47	381,206	400,805
4.62%	12/15/47	146,629	142,308	(i)
Wells Fargo Mortgage Backed Securities Trust 2006-3
5.50%	03/25/36	30,588	570
WFRBS Commercial Mortgage Trust 2013-C17
4.26%	12/15/46	190,000	203,494
5.30%	12/15/46	140,000	138,057	(b,i)
WFRBS Commercial Mortgage Trust 2013-C18
4.83%	12/15/46	166,621	159,885	(b,i)
WFRBS Commercial Mortgage Trust 2014-C19
4.23%	03/15/47	293,728	261,630	(b)
4.72%	03/15/47	240,000	255,708	(i)
WFRBS Commercial Mortgage Trust 2014-C22
4.06%	09/15/57	443,071	371,999	(b,i)
WFRBS Commercial Mortgage Trust 2014-LC14
4.35%	03/15/47	447,000	480,534	(i)
4.59%	03/15/47	464,977	407,194	(b,i)
			21,669,253

Sovereign Bonds — 0.4%

Government of Brazil
4.25%	01/07/25	200,000	175,000
Government of Chile
3.63%	10/30/42	250,000	213,125
Government of Colombia
2.63%	03/15/23	236,000	209,804
5.63%	02/26/44	282,000	263,670
Government of Mexico
3.60%	01/30/25	510,000	499,162	(h)
4.00%	10/02/23	168,000	171,108

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2015

		Principal Amount	Fair Value
4.60%	01/23/46	$245,000	$218,050	(h)
4.75%	03/08/44	322,000	293,825	(h)
Government of Panama
4.00%	09/22/24	200,000	197,250
Government of Peru
4.13%	08/25/27	99,000	97,020
5.63%	11/18/50	55,000	56,788
Government of Philippines
4.20%	01/21/24	200,000	219,239
Government of Turkey
3.25%	03/23/23	73,000	64,953
4.88%	04/16/43	200,000	166,500
6.63%	02/17/45	76,000	81,102
			2,926,596

Municipal Bonds and Notes — 0.2%

American Municipal Power Inc.
6.27%	02/15/50	95,000	113,246
Commonwealth of Puerto Rico
5.00%	07/01/35	485,000	454,964
Municipal Electric Authority of Georgia
6.64%	04/01/57	169,000	198,093
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	65,000	68,256
Port Authority of New York & New Jersey
4.46%	10/01/62	350,000	338,667
South Carolina State Public Service Authority
6.45%	01/01/50	120,000	151,253
State of California
5.70%	11/01/21	175,000	204,547
State of Illinois
5.10%	06/01/33	100,000	93,680
			1,622,706

FNMA (TBA) — 0.0%*

Lehman TBA
5.50%	TBA	64,117	3,527	(l,o)

Total Bonds and Notes (Cost $243,599,700)			243,039,866

	Number of Shares	Fair Value
Exchange Traded Funds — 3.6%

Financial Select Sector SPDR Fund	28,982	$656,732	(m)
Industrial Select Sector SPDR Fund	52,114	2,599,967	(m)
United States Oil Fund LP	277,500	4,073,700	(a)
Vanguard FTSE Emerging Markets ETF	599,383	19,833,584

Total Exchange Traded Funds (Cost $29,195,945)		27,163,983

Total Investments in Securities (Cost $659,579,138)		669,668,847

Short-Term Investments – 13.6%

State Street Institutional U.S. Government Money Market Fund — Premier Class 0.00% (Cost $102,285,749)		102,285,749	(d,m)

Total Investments (Cost $761,864,887)		771,954,596

Liabilities in Excess of Other Assets, net — (2.3)%		(17,526,928)

NET ASSETS — 100.0%		$754,427,668

Other Information:

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount (000s omitted)	Contract annual Fixed Rate	Termination Date	Market Value	Unamortized Upfront Payments Received	Unrealized Depreciation
Markit CDX North America High Yield Index	CME Group Inc.	$10,544	5.00%	06/20/20	$303,029	$503,804	$(200,775)

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2015

The Fund had the following long futures contracts open at September 30, 2015:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation (Depreciation)
EURO Stoxx 50 Index Futures	December 2015	15	$517,549	$(13,445)
FTSE 100 Index Futures	December 2015	1	91,165	1,232
S&P 500 Emini Index Futures	December 2015	12	1,145,220	(25,238)
S&P Mid 400 Emini Index Futures	December 2015	162	22,078,980	(617,677)
Topix Index Futures	December 2015	2	235,712	(7,609)
2 Yr. U.S. Treasury Notes Futures	December 2015	53	11,608,656	23,896
5 Yr. U.S. Treasury Notes Futures	December 2015	6	723,094	2,514

				$(636,327)

The Fund had the following short futures contracts open at September 30, 2015:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation (Depreciation)
S&P 500 Emini Index Futures	December 2015	157	$(14,983,295)	$478,864
Ultra Long-Term U.S. Treasury Bond Futures	December 2015	24	(3,849,750)	(51,772)
U.S. Long Bond Futures	December 2015	9	(1,416,094)	(28,141)
10 Yr. U.S. Treasury Notes Futures	December 2015	164	(21,112,437)	(169,279)

				$229,672

				$(406,655)

The Fund was invested in the following countries/territories at September 30, 2015 (unaudited):

Country/Territory	Percentage (based on Fair Value)
United States	76.01%
Japan	5.39%
United Kingdom	3.22%
France	2.72%
Germany	2.12%
Switzerland	1.52%
Canada	1.08%
Sweden	0.91%
China	0.87%

Country/Territory	Percentage (based on Fair Value)
Netherlands	0.59%
Ireland	0.57%
India	0.54%
Hong Kong	0.50%
Australia	0.46%
Italy	0.45%
South Korea	0.43%
Taiwan	0.38%
Belgium	0.34%
Mexico	0.34%
Luxembourg	0.27%
Norway	0.21%
Spain	0.15%
Supranational	0.13%
Brazil	0.08%
Colombia	0.08%
South Africa	0.07%
Guernsey	0.06%
Puerto Rico	0.06%
Jersey	0.06%
Chile	0.06%
Turkey	0.05%
Philippines	0.05%
Cayman Islands	0.04%
Russian Federation	0.04%
Republic of Korea	0.03%
Panama	0.03%
Peru	0.02%
Bermuda	0.02%
Indonesia	0.02%
Qatar	0.01%
Thailand	0.01%
Malaysia	0.01%

100.00%

The Fund’s % share of investment in the various categories, based on Fair Value, is as follows at September 30, 2015 (unaudited):

Industry	Domestic	Foreign	Total
Diversified Banks	1.86%	3.01%	4.87%
Pharmaceuticals	2.45%	1.95%	4.40%
Exchange Traded Funds	3.52%	0.00%	3.52%
Internet Software & Services	1.49%	0.66%	2.15%
Technology Hardware, Storage & Peripherals	1.77%	0.21%	1.98%
Biotechnology	1.67%	0.13%	1.80%
Aerospace & Defense	1.33%	0.44%	1.77%
Integrated Oil & Gas	0.91%	0.83%	1.74%
Healthcare Equipment	0.84%	0.83%	1.67%
Communications Equipment	1.31%	0.33%	1.64%

See Notes to Schedules of Investments and Notes to Financial Statements.

Strategic Investment Fund

Schedule of Investments	September 30, 2015

Industry	Domestic	Foreign	Total
Asset Management & Custody Banks	1.45%	0.00%	1.45%
Multi-Line Insurance	1.12%	0.32%	1.44%
Cable & Satellite	1.41%	0.03%	1.44%
Life & Health Insurance	0.16%	0.74%	0.90%
Movies & Entertainment	0.73%	0.10%	0.83%
Oil & Gas Equipment & Services	0.59%	0.24%	0.83%
Diversified Real Estate Activities	0.00%	0.83%	0.83%
Internet Retail	0.45%	0.35%	0.80%
General Merchandise Stores	0.80%	0.00%	0.80%
Electrical Components & Equipment	0.15%	0.64%	0.79%
Industrial Machinery	0.27%	0.50%	0.77%
Auto Parts & Equipment	0.26%	0.46%	0.72%
Automobile Manufacturers	0.20%	0.52%	0.72%
Wireless Telecommunication Services	0.00%	0.72%	0.72%
Specialized Finance	0.69%	0.00%	0.69%
Electronic Equipment & Instruments	0.00%	0.69%	0.69%
Soft Drinks	0.67%	0.00%	0.67%
Specialized REITs	0.64%	0.00%	0.64%
Data Processing & Outsourced Services	0.63%	0.00%	0.63%
Home Improvement Retail	0.60%	0.00%	0.60%
Packaged Foods & Meats	0.36%	0.23%	0.59%
Airlines	0.38%	0.20%	0.58%
Research & Consulting Services	0.44%	0.14%	0.58%
Drug Retail	0.57%	0.00%	0.57%
Semiconductor Equipment	0.28%	0.27%	0.55%
Property & Casualty Insurance	0.00%	0.52%	0.52%
Oil & Gas Exploration & Production	0.48%	0.03%	0.51%
Specialty Chemicals	0.00%	0.44%	0.44%
Application Software	0.23%	0.19%	0.42%
Building Products	0.00%	0.38%	0.38%
Brewers	0.00%	0.37%	0.37%
Agricultural Products	0.36%	0.00%	0.36%
Healthcare Services	0.00%	0.34%	0.34%
Semiconductors	0.00%	0.32%	0.32%
Railroads	0.10%	0.22%	0.32%
Investment Banking & Brokerage	0.31%	0.00%	0.31%
Electric Utilities	0.21%	0.09%	0.30%
Multi-Utilities	0.28%	0.00%	0.28%
Fertilizers & Agricultural Chemicals	0.27%	0.00%	0.27%
Construction Materials	0.00%	0.26%	0.26%
Healthcare Supplies	0.25%	0.00%	0.25%
Industrial Gases	0.00%	0.24%	0.24%
Electronic Components	0.00%	0.23%	0.23%
Automotive Retail	0.23%	0.00%	0.23%
Consumer Finance	0.23%	0.00%	0.23%
Advertising	0.00%	0.22%	0.22%
Diversified Metals & Mining	0.00%	0.21%	0.21%
Apparel, Accessories & Luxury Goods	0.02%	0.18%	0.20%
Healthcare Distributors	0.20%	0.00%	0.20%
Systems Software	0.20%	0.00%	0.20%
Integrated Telecommunication Services	0.18%	0.01%	0.19%

Industry	Domestic	Foreign	Total
Human Resource & Employment Services	0.00%	0.18%	0.18%
Apparel Retail	0.00%	0.18%	0.18%
Trading Companies & Distributors	0.18%	0.00%	0.18%
Specialty Stores	0.16%	0.00%	0.16%
Household Products	0.00%	0.15%	0.15%
Personal Products	0.00%	0.15%	0.15%
Independent Power Producers & Energy Traders	0.14%	0.01%	0.15%
Construction & Engineering	0.00%	0.15%	0.15%
Air Freight & Logistics	0.13%	0.00%	0.13%
Security & Alarm Services	0.00%	0.13%	0.13%
Casinos & Gaming	0.10%	0.00%	0.10%
Broadcasting	0.08%	0.00%	0.08%
Paper Packaging	0.06%	0.00%	0.06%
Life Sciences Tools & Services	0.06%	0.00%	0.06%
Leisure Products	0.00%	0.05%	0.05%
Thrifts & Mortgage Finance	0.00%	0.04%	0.04%
Department Stores	0.00%	0.03%	0.03%
IT Consulting & Other Services	0.00%	0.03%	0.03%
Coal & Consumable Fuels	0.00%	0.01%	0.01%
Household Appliances	0.00%	0.01%	0.01%
Food Retail	0.00%	0.01%	0.01%
Industrial Conglomerates	0.00%	0.01%	0.01%
Education Services	0.00%	0.01%	0.01%
Real Estate Development	0.00%	0.01%	0.01%
Restaurants	0.00%	0.01%	0.01%
Construction Machinery & Heavy Trucks	0.00%	0.01%	0.01%
Residential REITs	0.00%	0.01%	0.01%
Hypermarkets & Super Centers	0.00%	0.00%	0.00%	***

			55.27%

Sector	Percentage (based on Fair Value)
Corporate Notes	13.66%
Agency Mortgage Backed	8.57%
U.S. Treasuries	5.78%
Non-Agency Collateralized Mortgage Obligations	2.81%
Sovereign Bonds	0.38%
Municipal Bonds and Notes	0.21%
Agency Collateralized Mortgage Obligations	0.06%
Asset Backed	0.01%
FNMA (TBA)	0.00%	***

	31.48%

Short-Term Investments
Short-Term Investments	13.25%

	13.25%

	100.00%

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund	(Unaudited)

William M. Healey

Senior Vice President

and Chief Investment

Officer Core Fixed

Income

Mark H. Johnson

Senior Vice President

and Chief Investment

Officer Insurance and

Long Duration

The Income Fund is managed by a team of portfolio managers that includes William M. Healey and Mark H. Johnson. Mr. Healey and Mr. Johnson are each responsible for a portion of the Fund, the size of which is determined by team consensus and adjusted on a periodic basis, if necessary. Although each portfolio manager manages his portion of the Fund independent of the other team members, the team is highly collaborative and communicative. See portfolio managers’ biographical information beginning on page 124.

Q.	How did the GE Institutional Income Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended September 30, 2015?

A.	For the twelve-month period ended September 30, 2015, the GE Institutional Income Fund returned 2.05% for the Investment Class shares and 1.81% for the Service Class shares. The Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index returned 2.94% and the Fund’s Morningstar peer group of 1,093 U.S. Intermediate-Term Bond funds returned an average of 1.44% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	During the period, the US Treasury yield curve flattened as short rates rose and longer rates fell. The move in short rates was dictated primarily by Fed policy expectations which pointed to a first rate hike mid-year. By the end of the September, the expected timing of a hike moved further out but the 2-year note yield ended at 0.63%, 6 bps higher than at the end of September 2014. Long end rates were influenced more by growth and inflation expectations. On a quarterly basis, US GDP held within an unspectacular range of 2.5-3% then appeared to soften in the third quarter of 2015. Global growth remained moderate as the Chinese economy showed signs of slowing. Reported inflation data and expectations continued to stay well below the Fed’s target of 2%. Treasury 10 and 30-year yields dropped by 45 and 34 bps to 2.04% and 2.85% respectively. While Treasury yields fell, corporate bond yield spreads widened negatively impacting their returns. The option adjusted spread for the Barclays US Credit Index widened over 50 bps during the period and the Barclays US High Yield Index spread widened roughly 200 bps.

Q.	What were the primary drivers behind Fund performance?

A.	Duration and yield curve positioning together contributed positively to the Fund’s performance over the period as rates fell and the yield curve flattened. This was offset, however, by overweight allocations in investment grade credit and commercial MBS and the non-index exposure to high yield as credit spreads widened. Security selection also negatively impacted the Fund’s return relative to its benchmark.

Q.	Were there any significant changes in the Fund during the period?

A.	The Fund’s duration relative to the benchmark started the period 0.5 years short and ended neutral. However, during the period, the duration position was tactically traded from neutral to 0.5 years long in 2015. The Fund’s yield curve positioning remained biased to a flattening throughout the period. The Fund’s exposure to high grade credit was increased from 1% overweight to 6% overweight as credit spreads widened. Likewise, the allocation to commercial mortgage-backed securities was increased form 5% overweight to 8% overweight on spread widening. The Fund’s exposure to high yield credit ranged between 8 and 10% during the period, ending at 9%.

Income Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2015.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

April 1, 2015 – September 30, 2015

Account value at the beginning of the period ($)		Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Investment Class	1,000.00	986.90	1.20
Service Class	1,000.00	985.30	2.44
Hypothetical 5% Return (2.5% for the period)
Investment Class	1,000.00	1,023.87	1.22
Service Class	1,000.00	1,022.61	2.48

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.24%** for Investment Class shares and 0.49%** for Service Class shares (for the period April 1, 2015 – September 30, 2015), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

Income Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in debt securities and investing primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments.

Morningstar Performance Comparison

Based on average annual returns for periods ended September 30, 2015

	One Year	Five Year	Ten Year
Number of funds in peer group	1,093	991	861
Peer group average annual total return	1.44%	3.11%	4.08%
Morningstar Category in peer group: Intermediate-Term Bond

Quality Ratings

as of September 30, 2015 as a % of Fair Value (a)(b)

Moody’s / S&P / Rating *	Percentage of Fair Value
Aaa / AAA	9.55%
Aa / AA	46.12%
A / A	10.39%
Baa / BBB	19.94%
Ba / BB and lower	10.18%
NR / Other	3.82%

Sector Allocation

Portfolio composition as a % of Fair Value of $304,500 (in thousands) as of September 30, 2015 (a)(b)

Change in Value of a $10,000 Investment

Investment Class Shares

Average Annual Total Return

for the periods ended September 30, 2015

Investment Class Shares (Inception date: 11/21/97)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment
Income Fund	2.05%	3.72%	4.30%	$15,241
Barclays U.S. Aggregate Bond Index	2.94%	3.10%	4.64%	$15,734

Service Class Shares

Average Annual Total Return

for the periods ended September 30, 2015

Service Class Shares (Inception date: 9/30/05)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment
Income Fund	1.81%	3.49%	4.26%	$15,174
Barclays U.S. Aggregate Bond Index	2.94%	3.10%	4.64%	$15,734

An investment in the GE Institutional Income Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. It is possible to lose money by investing in the Fund.

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

*	Moody’s Investors Services, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”) are nationally recognized statistical rating organizations. The quality ratings represent the lower of Moody’s or S&P credit ratings. When a rating from only one of the rating agencies is available, that rating is used. Securities not rated by Moody’s or S&P are categorized as not rated. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of quality. In formulating investment decisions for the Fund, GEAM develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Income Fund

Schedule of Investments	September 30, 2015

Income Fund

		Principal Amount	Fair Value

Bonds and Notes — 98.1%†

U.S. Treasuries — 17.8%

U.S. Treasury Bonds
2.50%	02/15/45	$602,900	$555,029
3.13%	11/15/41	5,818,000	6,134,959
U.S. Treasury Notes
0.63%	05/31/17	2,603,600	2,605,532	(h)
1.38%	07/31/18	8,021,200	8,128,668	(h)
1.38%	05/31/20	14,865,000	14,891,713
1.88%	08/31/22	11,085,300	11,179,126
2.13%	05/15/25	8,254,200	8,303,857	(h)
			51,798,884

Agency Mortgage Backed — 25.7%

Federal Home Loan Mortgage Corp.
4.50%	06/01/33 - 02/01/35	17,298	18,794
5.00%	07/01/35 - 06/01/41	1,349,750	1,506,876
5.50%	05/01/20 - 04/01/39	423,783	477,819
6.00%	04/01/17 - 11/01/37	703,507	799,335
6.50%	07/01/29 - 10/01/33	2,968	3,393
7.00%	10/01/16 - 08/01/36	80,103	91,692
7.50%	01/01/30 - 09/01/33	2,276	2,424
8.00%	11/01/30	19,631	21,513
8.50%	04/01/30	20,388	25,325
9.00%	12/01/16	178	183
9.50%	04/01/21	33	36
Federal National Mortgage Assoc.
2.22%	04/01/37	2,576	2,626	(i)
3.00%	02/01/43 - 06/01/43	11,023,182	11,208,910	(h)
3.50%	11/01/42	3,254,973	3,403,289	(h)
3.50%	07/01/45 - 08/01/45	6,568,075	6,858,051
4.00%	05/01/19 - 12/01/41	2,388,513	2,553,435
4.00%	01/01/41 - 03/01/44	5,819,706	6,249,739	(h)
4.50%	05/01/18 - 01/01/41	6,848,239	7,437,729
5.00%	07/01/20 - 06/01/41	2,263,443	2,541,899
5.50%	06/01/20 - 04/01/38	2,059,646	2,305,345
5.50%	10/01/24	7,451	7,523	(i)
6.00%	05/01/19 - 08/01/35	1,333,161	1,517,045
6.50%	07/01/17 - 08/01/36	126,967	142,965
7.00%	10/01/16 - 02/01/34	18,388	19,743
7.50%	12/01/23 - 12/01/33	67,761	77,910
8.00%	07/01/25 - 01/01/33	11,943	13,326
8.00%	10/01/31	4,217	4,909	(h)
9.00%	12/01/17 - 12/01/22	3,239	3,522
2.50%	TBA	7,676,364	7,825,813	(c)
3.00%	TBA	175,000	176,982	(c)
4.00%	TBA	2,722,129	2,898,324	(c)

		Principal Amount	Fair Value

Government National Mortgage Assoc.
3.00%	04/20/43 - 06/20/43	$3,124,055	$3,205,373
3.50%	05/20/43	3,466,410	3,642,318
4.00%	01/20/41 - 04/20/43	3,818,263	4,101,824
4.50%	08/15/33 - 05/20/40	781,348	850,258
5.00%	08/15/33	50,703	56,580
6.00%	04/15/27 - 09/15/36	295,809	342,761
6.50%	04/15/19 - 09/15/36	116,220	133,433
7.00%	10/15/27 - 10/15/36	59,533	67,322
7.50%	01/15/23 - 11/15/31	10,592	11,123
8.00%	05/15/30 - 09/15/30	571	652
8.50%	10/15/17	1,123	1,166
9.00%	11/15/16 - 12/15/21	8,131	8,467
3.50%	TBA	2,725,768	2,855,987	(c)
4.00%	TBA	1,070,691	1,141,259	(c)
5.50%	TBA	255,000	285,147	(c)
			74,900,145

Agency Collateralized Mortgage Obligations — 0.3%

Collateralized Mortgage Obligation Trust
0.01%	11/01/18	143	143	(d,f)
Federal Home Loan Mortgage Corp.
0.08%	09/25/43	1,039,697	3,048	(g,i)
Federal Home Loan Mortgage Corp. REMIC
3.50%	11/15/24 - 11/15/30	1,187,324	88,299	(g)
4.50%	03/15/18	3,641	5	(g)
5.00%	10/15/18 - 02/15/38	19,895	361	(g)
5.50%	06/15/33	54,360	10,649	(g)
6.39%	08/15/25	430,526	47,560	(g,i)
7.50%	07/15/27	5,113	700	(g)
8.00%	04/15/20	38	40
Federal Home Loan Mortgage Corp. STRIPS
1.47%	08/01/27	1,200	1,152	(d,f)
5.74%	08/15/43	837,990	190,550	(g,i)
8.00%	02/01/23 - 07/01/24	4,506	950	(g)
Federal National Mortgage Assoc. REMIC
0.51%	12/25/22	271	266	(d,f)
1.22%	12/25/42	199,121	6,962	(g,i)
5.00%	02/25/40 - 09/25/40	579,846	63,162	(g)
5.81%	07/25/38	133,186	19,467	(g,i)
7.31%	05/25/18	45,623	3,008	(g,i)
8.00%	05/25/22	6	98	(g)
Federal National Mortgage Assoc. STRIPS
1.87%	12/25/34	26,005	24,372	(d,f)
4.50%	08/25/35 - 01/25/36	192,526	31,570	(g)
5.00%	03/25/38 - 05/25/38	109,486	19,147	(g)
5.50%	12/25/33	23,930	4,724	(g)
6.00%	01/25/35	101,520	19,632	(g)
7.50%	11/25/23	23,588	4,892	(g)
8.00%	08/25/23 - 07/25/24	9,072	1,929	(g)
8.50%	03/25/17 - 07/25/22	461	56	(g)
9.00%	05/25/22	230	42	(g)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2015

		Principal Amount	Fair Value

Government National Mortgage Assoc.
4.50%	10/20/37 - 08/16/39	$1,083,873	$68,102	(g)
5.00%	12/20/35 - 09/20/38	552,823	31,276	(g)
6.03%	02/20/40	354,779	60,261	(g,i)
6.59%	01/16/40	612,889	114,197	(g,i)
			816,620

Asset Backed — 0.2%

Chase Funding Trust 2004-1
3.99%	11/25/33	287,413	293,283	(j)
Ford Credit Auto Lease Trust 2013-A
1.28%	06/15/16	160,000	160,062
			453,345

Corporate Notes — 42.1%

21st Century Fox America Inc.
6.65%	11/15/37	213,000	254,180	(h)
3M Co.
2.00%	08/07/20	427,000	432,732
ABB Finance USA Inc.
1.63%	05/08/17	158,000	158,907	(h)
AbbVie Inc.
1.75%	11/06/17	370,000	371,099	(h)
2.00%	11/06/18	304,000	305,159	(h)
2.50%	05/14/20	425,000	422,652	(h)
3.60%	05/14/25	170,000	167,665	(h)
4.70%	05/14/45	85,000	82,470	(h)
ACCO Brands Corp.
6.75%	04/30/20	400,000	416,000	(h)
ACE INA Holdings Inc.
3.15%	03/15/25	300,000	292,579	(h)
Actavis Funding SCS
1.30%	06/15/17	400,000	396,382	(h)
3.00%	03/12/20	214,000	214,187	(h)
3.45%	03/15/22	299,000	295,573	(h)
3.80%	03/15/25	426,000	411,533	(h)
Activision Blizzard Inc.
5.63%	09/15/21	438,000	460,995	(b,h)
Aetna Inc.
3.50%	11/15/24	480,000	477,489	(h)
Agrium Inc.
3.38%	03/15/25	107,000	101,301	(h)
4.90%	06/01/43	187,000	182,477	(h)
Alibaba Group Holding Ltd.
4.50%	11/28/34	205,000	190,524	(b,h)
Altria Group Inc.
2.95%	05/02/23	209,000	202,891	(h)
4.50%	05/02/43	209,000	199,639	(h)
America Movil SAB de C.V.
3.13%	07/16/22	211,000	204,860	(h)
American Axle & Manufacturing Inc.
6.25%	03/15/21	283,000	282,292	(h)
6.63%	10/15/22	56,000	56,280	(h)

		Principal Amount	Fair Value

American Campus Communities Inc.
3.35%	10/01/20	$172,000	$174,053
American Campus Communities Operating Partnership LP
4.13%	07/01/24	127,000	127,673	(h)
American Electric Power Company Inc.
2.95%	12/15/22	341,000	331,123	(h)
American Express Co.
3.63%	12/05/24	476,000	470,950	(h)
American Express Credit Corp.
2.60%	09/14/20	428,000	429,951
American International Group Inc.
3.75%	07/10/25	250,000	253,883	(h)
4.13%	02/15/24	129,000	135,525	(h)
4.50%	07/16/44	85,000	83,461	(h)
4.80%	07/10/45	214,000	218,464	(h)
American Tower Corp. (REIT)
3.40%	02/15/19	550,000	566,156	(h)
Amgen Inc.
2.20%	05/22/19	476,000	477,966	(h)
3.13%	05/01/25	270,000	258,525	(h)
Amkor Technology Inc.
6.63%	06/01/21	438,000	416,100	(h)
Anadarko Petroleum Corp.
6.20%	03/15/40	233,000	246,509	(h)
Anheuser-Busch InBev Worldwide Inc.
2.50%	07/15/22	395,000	377,969	(h)
Anthem Inc.
3.30%	01/15/23	218,000	215,730	(h)
Apache Corp.
5.10%	09/01/40	213,000	203,394	(h)
Apple Inc.
2.50%	02/09/25	465,000	441,690	(h)
2.85%	05/06/21	375,000	384,592	(h)
3.45%	02/09/45	215,000	182,014	(h)
Ascension Health
4.85%	11/15/53	327,000	354,900	(h)
AT&T Inc.
2.38%	11/27/18	250,000	252,656	(h)
2.45%	06/30/20	640,000	630,136	(h)
3.40%	05/15/25	641,000	611,832	(h)
4.50%	05/15/35	213,000	194,856	(h)
4.75%	05/15/46	108,000	98,960	(h)
4.80%	06/15/44	167,000	154,391	(h)
AutoNation Inc.
4.50%	10/01/25	299,000	304,746
AutoZone Inc.
3.25%	04/15/25	426,000	417,877	(h)
Bank of America Corp.
1.70%	08/25/17	1,075,000	1,077,825	(h)
2.60%	01/15/19	17,000	17,173	(h)
3.88%	08/01/25	85,000	86,181	(h)
3.95%	04/21/25	484,000	470,852	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2015

		Principal Amount	Fair Value

4.00%	01/22/25	$211,000	$206,794	(h)
4.10%	07/24/23	190,000	197,408	(h)
4.25%	10/22/26	385,000	380,617	(h)
Barclays Bank PLC
2.25%	05/10/17	1,281,000	1,305,014	(b,h)
Barrick Gold Corp.
4.10%	05/01/23	215,000	190,256	(h)
Baxalta Inc.
2.88%	06/23/20	428,000	427,840	(b,h)
4.00%	06/23/25	428,000	428,663	(b,h)
Bed Bath & Beyond Inc.
4.92%	08/01/34	62,000	58,936	(h)
Berkshire Hathaway Energy Co.
6.13%	04/01/36	495,000	596,047	(h,)
Berkshire Hathaway Finance Corp.
3.00%	05/15/22	134,000	135,791	(h)
Berry Plastics Corp.
5.13%	07/15/23	260,000	245,050	(h)
BHP Billiton Finance USA Ltd.
5.00%	09/30/43	119,000	120,363	(h)
Biogen Inc.
2.90%	09/15/20	639,000	645,467
4.05%	09/15/25	425,000	429,328
5.20%	09/15/45	300,000	302,714
Bombardier Inc.
4.75%	04/15/19	255,000	205,275	(b,h)
5.50%	09/15/18	87,000	75,255	(b,h)
6.00%	10/15/22	249,000	184,883	(b,h)
7.75%	03/15/20	288,000	246,240	(b,h)
Boston Scientific Corp.
3.85%	05/15/25	215,000	211,474	(h)
BP Capital Markets PLC
1.38%	05/10/18	210,000	208,511	(h)
3.81%	02/10/24	526,000	537,155	(h)
Branch Banking & Trust Co.
3.63%	09/16/25	450,000	450,364
3.80%	10/30/26	255,000	258,713	(h)
Building Materials Corporation of America
5.38%	11/15/24	525,000	518,437	(b,h)
Calpine Corp.
5.75%	01/15/25	255,000	238,425	(h)
5.88%	01/15/24	262,000	269,860	(b,h)
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.50%	04/15/21	438,000	394,200	(h)
Canadian Pacific Railway Co.
2.90%	02/01/25	500,000	472,120	(h)
Caterpillar Inc.
4.30%	05/15/44	217,000	210,574	(h)
Catholic Health Initiatives
2.60%	08/01/18	130,000	132,730
4.35%	11/01/42	129,000	119,917

		Principal Amount	Fair Value

CBS Corp.
3.70%	08/15/24	$325,000	$319,000	(h)
CCO Safari II LLC
3.58%	07/23/20	321,000	318,636	(b,h)
4.91%	07/23/25	320,000	318,465	(b,h)
6.38%	10/23/35	43,000	43,505	(b,h)
6.48%	10/23/45	86,000	86,761	(b,h)
Celgene Corp.
2.88%	08/15/20	300,000	302,722	(h)
3.88%	08/15/25	428,000	428,080	(h)
5.00%	08/15/45	214,000	212,266	(h)
CenturyLink Inc.
5.80%	03/15/22	876,000	748,980	(h)
Cequel Capital Corp.
5.13%	12/15/21	485,000	427,103	(b,h)
Chesapeake Energy Corp.
3.25%	03/15/16	242,000	237,208	(h)
Cigna Corp.
3.25%	04/15/25	427,000	413,435	(h)
Cinemark USA Inc.
4.88%	06/01/23	437,000	417,335	(h)
Citigroup Inc.
1.55%	08/14/17	940,000	941,049	(h)
1.75%	05/01/18	419,000	416,374	(h)
1.85%	11/24/17	205,000	205,480	(h)
3.30%	04/27/25	213,000	207,469	(h)
4.40%	06/10/25	428,000	430,455	(h)
4.45%	09/29/27	250,000	248,652
4.65%	07/30/45	342,000	341,127	(h)
CMS Energy Corp.
4.88%	03/01/44	215,000	223,262	(h)
CNA Financial Corp.
5.88%	08/15/20	366,000	416,302	(h)
CNOOC Nexen Finance 2014 ULC
4.25%	04/30/24	433,000	436,291	(h)
Cogeco Cable Inc.
4.88%	05/01/20	400,000	396,000	(b,h)
Colgate-Palmolive Co.
4.00%	08/15/45	214,000	213,915	(h)
Columbia Pipeline Group Inc.
3.30%	06/01/20	299,000	299,892	(b,h)
4.50%	06/01/25	214,000	207,732	(b,h)
Comcast Corp.
3.38%	08/15/25	939,000	946,222	(h)
4.20%	08/15/34	210,000	207,139	(h)
4.60%	08/15/45	215,000	219,773	(h)
Commonwealth Bank of Australia
0.75%	01/15/16	559,000	558,905	(b,h)
ConocoPhillips Co.
3.35%	11/15/24	397,000	387,836	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2015

		Principal Amount	Fair Value

Continental Resources Inc.
3.80%	06/01/24	$93,000	$75,432	(h)
4.50%	04/15/23	86,000	74,680	(h)
4.90%	06/01/44	47,000	33,601	(h)
Corp Andina de Fomento
4.38%	06/15/22	646,000	701,155	(h)
Corp Nacional del Cobre de Chile
4.50%	09/16/25	200,000	192,125	(b)
COX Communications Inc.
4.70%	12/15/42	93,000	79,039	(b,h)
Credit Suisse AG
1.70%	04/27/18	421,000	419,343	(h)
2.60%	05/27/16	416,000	420,612	(b,h)
Credit Suisse Group Funding Guernsey Ltd.
3.75%	03/26/25	502,000	487,519	(b,h)
Crown Americas LLC/Crown Americas Capital Corp. IV
4.50%	01/15/23	520,000	509,600	(h)
CSX Corp.
4.50%	08/01/54	125,000	115,904	(h)
CVS Health Corp.
2.25%	08/12/19	430,000	434,636	(h)
3.88%	07/20/25	428,000	441,186	(h)
5.13%	07/20/45	323,000	347,210	(h)
Daimler Finance North America LLC
2.38%	08/01/18	633,000	633,915	(b,h)
Danaher Corp.
2.40%	09/15/20	300,000	302,793
3.35%	09/15/25	425,000	433,531
4.38%	09/15/45	200,000	206,863
Denbury Resources Inc.
5.50%	05/01/22	438,000	260,610	(h)
6.38%	08/15/21	263,000	165,690	(h)
Deutsche Bank AG
4.50%	04/01/25	433,000	419,522	(h)
Dexia Credit Local S.A.
2.25%	01/30/19	869,000	886,269	(b,h)
Diageo Investment Corp.
2.88%	05/11/22	509,000	503,514	(h)
DigitalGlobe Inc.
5.25%	02/01/21	438,000	415,005	(b,h)
DIRECTV Holdings LLC
4.45%	04/01/24	328,000	336,471	(h)
Discover Bank
3.10%	06/04/20	298,000	300,885	(h)
Dollar General Corp.
1.88%	04/15/18	425,000	424,609	(h)
4.13%	07/15/17	427,000	440,285	(h)
Dollar Tree Inc.
5.75%	03/01/23	525,000	544,687	(b,h)
Dominion Resources Inc.
1.95%	08/15/16	243,000	244,646	(h)

		Principal Amount	Fair Value

Duke Energy Corp.
3.75%	04/15/24	$194,000	$199,729	(h)
Duke Energy Progress LLC
4.15%	12/01/44	130,000	130,793	(h)
Eastman Chemical Co.
3.60%	08/15/22	426,000	428,573	(h)
Ecopetrol S.A.
5.88%	05/28/45	106,000	80,825	(h)
Electricite de France S.A.
2.15%	01/22/19	857,000	865,859	(b,h)
Eli Lilly & Co.
2.75%	06/01/25	214,000	210,703	(h)
3.70%	03/01/45	42,000	39,545	(h,)
EMD Finance LLC
3.25%	03/19/25	214,000	207,444	(b,h)
Energizer Holdings Inc.
5.50%	06/15/25	440,000	428,450	(b,h)
Energy Transfer Equity LP
5.88%	01/15/24	862,000	776,231	(h)
Energy Transfer Partners LP
4.05%	03/15/25	85,000	75,117	(h)
5.15%	03/15/45	149,000	116,232	(h)
6.50%	02/01/42	352,000	323,010	(h)
Ensco PLC
4.50%	10/01/24	213,000	157,351	(h)
5.20%	03/15/25	342,000	260,288	(h)
5.75%	10/01/44	87,000	60,186	(h)
Enterprise Products Operating LLC
3.70%	02/15/26	425,000	401,603	(h)
ERP Operating LP
4.50%	07/01/44	85,000	85,622	(h)
European Investment Bank
4.88%	01/17/17	490,000	516,611	(h)
FedEx Corp.
3.20%	02/01/25	138,000	133,870	(h)
4.10%	02/01/45	2,000	1,812	(h)
Fiat Chrysler Automobiles N.V.
4.50%	04/15/20	265,000	251,750	(h)
5.25%	04/15/23	200,000	186,500	(h)
Five Corners Funding Trust
4.42%	11/15/23	465,000	486,353	(b,h)
Florida Power & Light Co.
4.13%	02/01/42	234,000	236,374	(h)
Ford Motor Credit Company LLC
2.46%	03/27/20	640,000	626,678	(h)
3.22%	01/09/22	455,000	440,392	(h)
5.88%	08/02/21	329,000	372,429	(h)
Freeport-McMoRan Inc.
4.55%	11/14/24	192,000	143,040	(h)
Fresenius Medical Care US Finance Inc.
5.75%	02/15/21	349,000	376,047	(b,h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2015

		Principal Amount	Fair Value

Frontier Communications Corp.
7.13%	03/15/19	$538,000	$528,228	(h)
11.00%	09/15/25	220,000	212,850	(b)
General Motors Co.
5.20%	04/01/45	43,000	40,353	(h)
General Motors Financial Company Inc.
3.15%	01/15/20	300,000	297,438	(h)
3.20%	07/13/20	855,000	843,484	(h)
4.30%	07/13/25	428,000	414,053	(h)
Georgia-Pacific LLC
3.60%	03/01/25	425,000	424,627	(b,h)
Gilead Sciences Inc.
2.55%	09/01/20	215,000	216,344
3.65%	03/01/26	240,000	241,117
4.75%	03/01/46	200,000	200,922
4.80%	04/01/44	297,000	298,732	(h)
Grupo Televisa SAB
5.00%	05/13/45	209,000	188,807	(h)
HCA Inc.
4.75%	05/01/23	205,000	205,717	(h)
6.50%	02/15/20	85,000	92,650	(h)
HSBC USA Inc.
2.75%	08/07/20	640,000	642,319	(h)
Humana Inc.
3.85%	10/01/24	167,000	168,008	(h)
Hyundai Capital America
2.13%	10/02/17	207,000	207,717	(b,h)
Illinois Tool Works Inc.
3.50%	03/01/24	431,000	440,865	(h)
Ingersoll-Rand Luxembourg Finance S.A.
3.55%	11/01/24	299,000	293,586	(h)
Ingles Markets Inc.
5.75%	06/15/23	525,000	539,437	(h)
Intelsat Jackson Holdings S.A.
5.50%	08/01/23	424,000	349,800	(h)
International Business Machines Corp.
3.63%	02/12/24	439,000	452,370	(h)
Interstate Power & Light Co.
3.40%	08/15/25	100,000	101,732	(h)
Intesa Sanpaolo S.p.A.
5.02%	06/26/24	133,000	131,244	(b,h)
Invesco Finance PLC
3.13%	11/30/22	460,000	466,286	(h)
JB Poindexter & Company Inc.
9.00%	04/01/22	120,000	126,300	(b,h)
JBS USA LLC/JBS USA Finance Inc.
5.75%	06/15/25	350,000	322,000	(b,h)
5.88%	07/15/24	237,000	222,187	(b,h)
Jefferies Group LLC
5.13%	01/20/23	131,000	131,258	(h)
6.50%	01/20/43	142,000	134,811	(h)

		Principal Amount	Fair Value

JPMorgan Chase & Co.
1.70%	03/01/18	$428,000	$427,026	(h)
3.88%	09/10/24	715,000	708,167	(h)
3.90%	07/15/25	214,000	217,964	(h)
4.25%	10/01/27	250,000	248,977
6.10%	10/29/49	510,000	506,685	(h,i)
KB Home
7.00%	12/15/21	515,000	516,287	(h)
Keysight Technologies Inc.
4.55%	10/30/24	425,000	413,955	(b,h)
KFW
4.50%	07/16/18	169,000	184,876	(h)
Kilroy Realty LP
4.38%	10/01/25	105,000	105,955
Kinder Morgan Energy Partners LP
3.50%	09/01/23	139,000	122,977	(h)
4.30%	05/01/24	119,000	108,639	(h)
Kinder Morgan Inc.
5.55%	06/01/45	128,000	106,321	(h)
Kinross Gold Corp.
6.88%	09/01/41	30,000	22,611	(h)
Korea National Oil Corp.
2.88%	11/09/15	358,000	358,741	(b,h)
Kraft Heinz Foods Co.
2.80%	07/02/20	642,000	646,206	(b,h)
3.95%	07/15/25	556,000	568,890	(b,h)
L Brands Inc.
5.63%	02/15/22	175,000	185,063	(h)
L-3 Communications Corp.
1.50%	05/28/17	167,000	165,474	(h)
Lee Enterprises Inc.
9.50%	03/15/22	353,000	322,112	(b,h)
Lennar Corp.
4.50%	11/15/19	525,000	529,462	(h)
4.75%	05/30/25	176,000	168,080	(h)
Levi Strauss & Co.
5.00%	05/01/25	262,000	256,760	(h)
Liberty Mutual Group Inc.
4.25%	06/15/23	270,000	279,241	(b,h)
Lockheed Martin Corp.
3.80%	03/01/45	213,000	194,248	(h)
Lowe’s Companies Inc.
4.38%	09/15/45	170,000	171,963
LyondellBasell Industries N.V.
4.63%	02/26/55	85,000	72,087	(h)
Macquarie Bank Ltd.
4.88%	06/10/25	433,000	432,259	(b,h)
Marathon Petroleum Corp.
3.63%	09/15/24	425,000	410,724	(h)
Marsh & McLennan Companies Inc.
3.50%	03/10/25	300,000	299,750	(h)
3.75%	03/14/26	300,000	301,657

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2015

		Principal Amount	Fair Value

Mattel Inc.
2.35%	05/06/19	$475,000	$474,693	(h)
Medtronic Inc.
2.50%	03/15/20	128,000	129,724
3.50%	03/15/25	462,000	471,399
4.63%	03/15/45	215,000	221,686
Memorial Sloan-Kettering Cancer Center
4.13%	07/01/52	165,000	152,630	(h)
Merck & Company Inc.
2.75%	02/10/25	425,000	413,669	(h)
MetLife Inc.
4.05%	03/01/45	107,000	100,016	(h)
4.72%	12/15/44	131,000	135,446	(h)
MGM Resorts International
5.25%	03/31/20	267,000	262,995	(h)
6.63%	12/15/21	438,000	448,950	(h)
Microsoft Corp.
4.00%	02/12/55	225,000	203,834	(h)
Mizuho Bank Ltd.
2.45%	04/16/19	523,000	526,553	(b,h)
Monsanto Co.
3.38%	07/15/24	208,000	200,027	(h)
4.70%	07/15/64	123,000	105,852	(h)
Morgan Stanley
2.65%	01/27/20	90,000	90,425	(h)
3.70%	10/23/24	426,000	428,032	(h)
3.95%	04/23/27	427,000	411,234	(h)
4.00%	07/23/25	100,000	102,199	(h)
4.10%	05/22/23	399,000	403,833	(h)
4.88%	11/01/22	406,000	432,563	(h)
5.00%	11/24/25	171,000	181,811	(h)
Motorola Solutions Inc.
4.00%	09/01/24	143,000	129,042	(h)
National Agricultural Cooperative Federation
4.25%	01/28/16	256,000	258,322	(b,h)
NCL Corporation Ltd.
5.00%	02/15/18	227,000	230,405	(h)
Newfield Exploration Co.
5.63%	07/01/24	779,000	736,155	(h)
5.75%	01/30/22	467,000	452,990	(h)
Newmont Mining Corp.
4.88%	03/15/42	163,000	125,875	(h,)
Nexen Energy ULC
6.40%	05/15/37	232,000	272,864	(h)
Noble Energy Inc.
3.90%	11/15/24	256,000	238,082	(h)
Northern States Power Co.
2.20%	08/15/20	427,000	429,694	(h)
Northrop Grumman Corp.
3.85%	04/15/45	50,000	44,999	(h)
NRG Energy Inc.
6.25%	07/15/22	227,000	206,570	(h)

		Principal Amount	Fair Value

Occidental Petroleum Corp.
3.50%	06/15/25	$428,000	$426,797	(h)
Omnicom Group Inc.
3.63%	05/01/22	187,000	189,212	(h)
Oracle Corp.
2.25%	10/08/19	610,000	617,035	(h)
2.95%	05/15/25	425,000	414,341	(h)
4.13%	05/15/45	86,000	81,148	(h)
Owens & Minor Inc.
3.88%	09/15/21	350,000	353,111	(h)
Pacific Gas & Electric Co.
3.40%	08/15/24	640,000	641,860	(h)
PacifiCorp
6.25%	10/15/37	258,000	328,659	(h)
Penn National Gaming Inc.
5.88%	11/01/21	265,000	267,319	(h)
People’s United Bank NA
4.00%	07/15/24	488,000	488,464	(h)
PepsiCo Inc.
3.10%	07/17/22	214,000	219,176	(h)
4.25%	10/22/44	127,000	125,585	(h)
4.60%	07/17/45	128,000	133,764	(h)
Petrobras Global Finance BV
3.50%	02/06/17	64,000	56,960	(h)
3.88%	01/27/16	187,000	183,728	(h)
Petroleos Mexicanos
3.50%	01/30/23	278,000	250,200	(h)
Philip Morris International Inc.
4.13%	03/04/43	214,000	202,520	(h)
Phillips 66 Partners LP
2.65%	02/15/20	128,000	125,916	(h)
3.61%	02/15/25	139,000	127,481	(h)
Pitney Bowes Inc.
4.63%	03/15/24	368,000	370,899	(h)
Plains All American Pipeline LP/PAA Finance Corp.
4.65%	10/15/25	128,000	128,475	(h)
PNC Bank NA
2.40%	10/18/19	441,000	444,895	(h)
Precision Castparts Corp.
4.38%	06/15/45	128,000	128,137	(h)
Principal Financial Group Inc.
4.70%	05/15/55	306,000	303,705	(h,i)
Prudential Financial Inc.
5.38%	05/15/45	214,000	212,395	(h,i)
5.63%	06/15/43	260,000	268,320	(h,i)
QUALCOMM Inc.
2.25%	05/20/20	171,000	170,569	(h)
3.45%	05/20/25	152,000	143,530	(h)
4.80%	05/20/45	154,000	134,671	(h)
Quest Diagnostics Inc.
4.70%	03/30/45	128,000	116,558	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2015

		Principal Amount	Fair Value

Regency Energy Partners LP/Regency Energy Finance Corp.
4.50%	11/01/23	$300,000	$277,336	(h)
Revlon Consumer Products Corp.
5.75%	02/15/21	1,515,000	1,469,550	(h)
Reynolds American Inc.
4.45%	06/12/25	215,000	224,966	(h)
Rio Tinto Finance USA Ltd.
3.75%	06/15/25	107,000	104,368	(h)
Roche Holdings Inc.
3.35%	09/30/24	455,000	465,347	(b,h)
Rowan Companies Inc.
5.85%	01/15/44	86,000	53,738	(h)
Royal Bank of Canada
1.20%	09/19/17	717,000	717,065	(h)
Ryder System Inc.
2.45%	09/03/19	345,000	346,054	(h)
Santander Bank NA
2.00%	01/12/18	520,000	518,249	(h)
Schaeffler Holding Finance BV (6.25% Cash/7.00% PIK)
6.25%	11/15/19	230,000	243,800	(b,h,n)
Schaeffler Holding Finance BV (6.75% Cash/7.50% PIK)
6.75%	11/15/22	260,000	279,500	(b,h,n)
Sealed Air Corp.
4.88%	12/01/22	262,000	259,052	(b,h)
5.13%	12/01/24	262,000	256,760	(b,h)
Sinclair Television Group Inc.
5.38%	04/01/21	459,000	448,672	(h)
Sinopec Capital 2013 Ltd.
3.13%	04/24/23	335,000	319,010	(b,h)
Southern California Edison Co.
2.40%	02/01/22	170,000	168,215	(h)
Spectra Energy Partners LP
4.75%	03/15/24	207,000	213,968	(h)
Sprint Corp.
7.25%	09/15/21	242,000	198,138	(h)
7.63%	02/15/25	275,000	212,953	(h)
State Street Corp.
3.55%	08/18/25	150,000	153,036	(e,h)
Sunoco LP/Sunoco Finance Corp.
5.50%	08/01/20	175,000	172,375	(b,h)
SUPERVALU Inc.
6.75%	06/01/21	441,000	427,770
T-Mobile USA Inc.
6.25%	04/01/21	100,000	99,650	(h)
6.63%	04/01/23	438,000	433,620	(h)
Talisman Energy Inc.
6.25%	02/01/38	175,000	149,240	(h)
Tampa Electric Co.
4.35%	05/15/44	209,000	214,045	(h)
Target Corp.
3.50%	07/01/24	265,000	276,648	(h)

		Principal Amount	Fair Value

TD Ameritrade Holding Corp.
2.95%	04/01/22	$211,000	$212,484	(h)
Teachers Insurance & Annuity Association of America
4.90%	09/15/44	250,000	257,174	(b,h)
Teck Resources Ltd.
2.50%	02/01/18	125,000	101,172
Telecom Italia S.p.A.
5.30%	05/30/24	650,000	635,375	(b,h)
Tenet Healthcare Corp.
4.75%	06/01/20	160,000	161,600	(h)
6.00%	10/01/20	424,000	447,320	(h)
The Allstate Corp.
5.75%	08/15/53	240,000	248,484	(h,i)
The Bank of Tokyo-Mitsubishi UFJ Ltd.
2.30%	03/10/19	400,000	400,888	(b,h)
The Boeing Co.
2.85%	10/30/24	224,000	222,390	(h)
The Dow Chemical Co.
3.50%	10/01/24	77,000	73,530	(h)
4.25%	10/01/34	218,000	203,684	(h)
The Goldman Sachs Group Inc.
2.38%	01/22/18	335,000	339,375	(h)
2.60%	04/23/20	425,000	426,156	(h)
2.63%	01/31/19	140,000	141,733	(h)
2.90%	07/19/18	296,000	303,682	(h)
3.75%	05/22/25	365,000	365,757	(h)
4.00%	03/03/24	442,000	454,934	(h)
4.80%	07/08/44	250,000	253,426	(h)
5.15%	05/22/45	214,000	210,053	(h)
The Home Depot Inc.
3.35%	09/15/25	299,000	304,491
The Korea Development Bank
3.25%	03/09/16	223,000	225,083	(h)
3.38%	09/16/25	211,000	213,954
4.00%	09/09/16	245,000	251,431	(h)
The Kroger Co.
2.95%	11/01/21	299,000	299,642	(h)
The Progressive Corp.
3.70%	01/26/45	172,000	153,831	(h)
The Williams Companies Inc.
8.75%	03/15/32	84,000	79,921	(h)
TIAA Asset Management Finance Company LLC
4.13%	11/01/24	425,000	433,233	(b,h)
Time Inc.
5.75%	04/15/22	443,000	414,205	(b,h)
Time Warner Cable Inc.
4.50%	09/15/42	43,000	33,997	(h)
6.55%	05/01/37	127,000	124,788	(h)
Time Warner Inc.
3.60%	07/15/25	235,000	230,112	(h)
5.35%	12/15/43	361,000	379,804	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2015

		Principal Amount	Fair Value

Tyco Electronics Group S.A.
2.35%	08/01/19	$421,000	$423,992	(h)
Tyco International Finance S.A.
5.13%	09/14/45	130,000	135,932
Tyson Foods Inc.
2.65%	08/15/19	210,000	211,583	(h)
3.95%	08/15/24	140,000	142,605	(h)
5.15%	08/15/44	140,000	146,871	(h)
U.S. Bancorp
3.44%	02/01/16	648,000	653,488	(h)
UBS Group Funding Jersey Ltd.
2.95%	09/24/20	200,000	200,381	(b)
4.13%	09/24/25	250,000	248,798	(b)
Ultra Petroleum Corp.
6.13%	10/01/24	437,000	249,090	(b,h)
United Rentals North America Inc.
6.13%	06/15/23	345,000	343,922	(h)
UnitedHealth Group Inc.
2.70%	07/15/20	410,000	419,524	(h)
4.75%	07/15/45	275,000	290,294	(h)
US Bank NA
2.80%	01/27/25	315,000	305,862	(h)
Valeant Pharmaceuticals International Inc.
6.13%	04/15/25	350,000	333,375	(b,h)
6.38%	10/15/20	137,000	136,229	(b,h)
Ventas Realty LP
4.13%	01/15/26	171,000	172,368	(h)
Verizon Communications Inc.
1.35%	06/09/17	593,000	592,169	(h)
3.50%	11/01/24	213,000	209,424	(h)
4.15%	03/15/24	426,000	440,646	(h)
4.40%	11/01/34	213,000	198,188	(h)
4.67%	03/15/55	150,000	129,165	(h)
4.86%	08/21/46	214,000	200,671	(h)
5.05%	03/15/34	131,000	130,697	(h)
5.15%	09/15/23	256,000	282,801	(h)
6.55%	09/15/43	144,000	170,128	(h)
Virgin Media Finance PLC
5.75%	01/15/25	439,000	412,660	(b,h)
Volkswagen Group of America Finance LLC
0.77%	11/20/17	211,000	195,952	(b,i)
2.13%	05/23/19	200,000	186,620	(b,h)
2.45%	11/20/19	205,000	191,583	(b,h)
W.R. Grace & Co.
5.13%	10/01/21	165,000	162,938	(b,h)
5.63%	10/01/24	438,000	429,240	(b,h)
Weatherford International Ltd.
6.75%	09/15/40	107,000	81,669	(h)
Wells Fargo & Co.
3.00%	02/19/25	214,000	205,915	(h)
3.55%	09/29/25	323,000	323,121

		Principal Amount	Fair Value

3.90%	05/01/45	$214,000	$196,663	(h)
4.10%	06/03/26	235,000	237,076	(h)
4.30%	07/22/27	172,000	175,292	(h)
5.88%	12/29/49	297,000	304,054	(h,i)
5.90%	12/29/49	281,000	281,000	(h,i)
Williams Partners LP
5.40%	03/04/44	43,000	34,329	(h)
Windstream Services LLC
6.38%	08/01/23	409,000	294,725	(h)
WMG Acquisition Corp.
6.00%	01/15/21	92,000	92,000	(b,h)
WPP Finance 2010
3.75%	09/19/24	425,000	423,517	(h)
WPX Energy Inc.
5.25%	01/15/17	408,000	405,960	(h)
XLIT Ltd.
5.25%	12/15/43	184,000	194,385	(h)
Yamana Gold Inc.
4.95%	07/15/24	176,000	157,263	(h)
Zimmer Biomet Holdings Inc.
3.55%	04/01/25	213,000	208,574	(h)
			122,636,496

Non-Agency Collateralized Mortgage Obligations — 10.0%
American Tower Trust I (REIT)
1.55%	03/15/43	644,000	639,002	(b)
Banc of America Commercial Mortgage Trust 2006-4
5.68%	07/10/46	1,050,000	1,083,580
Banc of America Commercial Mortgage Trust 2007-1
5.48%	01/15/49	905,000	938,017	(i)
Banc of America Commercial Mortgage Trust 2007-4
5.93%	02/10/51	62,629	66,689	(i)
Banc of America Commercial Mortgage Trust 2008-1
6.42%	02/10/51	142,890	154,055	(i)
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-1
5.52%	11/10/42	42,304	42,267	(i)
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-6
5.32%	09/10/47	84,642	84,553	(i)
Banc of America Merrill Lynch Commercial Mortgage Trust 2014-520M
4.33%	08/15/46	168,401	175,671	(b,i)
Bear Stearns Commercial Mortgage Securities Trust 2006-T22
5.80%	04/12/38	220,000	223,911	(i)
Bear Stearns Commercial Mortgage Securities Trust 2007-PW18
6.09%	06/11/50	190,000	204,501	(i)
Citigroup Commercial Mortgage Trust 2014-GC23
4.66%	07/10/47	848,000	753,436	(b,h,i)
Citigroup Commercial Mortgage Trust 2015-GC33
3.17%	09/10/58	206,012	154,733
Citigroup Commercial Mortgage Trust 2015-P1
3.72%	09/15/48	848,321	890,240

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2015

		Principal Amount	Fair Value

COMM 2013-LC13 Mortgage Trust
4.56%	08/10/46	$175,000	$192,744	(b,i)
COMM 2014-CR14 Mortgage Trust
4.53%	02/10/47	245,000	268,597	(i)
COMM 2014-CR19 Mortgage Trust
4.88%	08/10/47	413,823	371,553	(b,i)
COMM 2014-CR20 Mortgage Trust
4.66%	11/10/47	208,404	206,204	(i)
COMM 2014-CR21 Mortgage Trust
3.99%	12/10/47	418,316	436,970
COMM 2015-CR23 Mortgage Trust
4.40%	05/10/48	189,546	179,443	(i)
COMM 2015-CR24 Mortgage Trust
3.46%	08/10/55	412,335	314,469
3.70%	08/10/55	411,768	430,212
4.52%	08/10/55	370,677	357,408	(i)
COMM 2015-PC1 Mortgage Trust
4.59%	07/10/50	185,864	188,904	(i)
Core Industrial Trust 2015-CALW
3.25%	02/10/34	381,065	385,462	(b)
Credit Suisse Commercial Mortgage Trust 2006-C1
5.65%	02/15/39	740,000	744,925	(i)
CSAIL 2015-C3 Commercial Mortgage Trust
3.51%	08/15/48	247,064	194,696	(i)
4.26%	08/15/48	329,419	335,990	(i)
GS Mortgage Securities Corp. II 2012-GCJ9
2.50%	11/10/45	960,931	99,753	(g,i)
GS Mortgage Securities Corp. Trust 2012-ALOH
3.55%	04/10/34	280,000	293,898	(b)
GS Mortgage Securities Trust 2011-GC5
3.00%	08/10/44	419,098	423,975
5.47%	08/10/44	100,000	112,724	(b,i)
GS Mortgage Securities Trust 2014-GC20
4.26%	04/10/47	220,000	233,829
GS Mortgage Securities Trust 2014-NEW
3.79%	01/10/31	430,000	435,748	(b)
GS Mortgage Securities Trust 2015-GC28
1.32%	02/10/48	2,857,543	208,138	(g,i)
GS Mortgage Securities Trust 2015-GC32
3.35%	07/10/48	226,593	174,439
4.56%	07/10/48	106,375	104,526	(i)
JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9
2.02%	12/15/47	1,246,956	102,562	(g,i)
JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8
5.44%	05/15/45	380,000	390,390
JP Morgan Chase Commercial Mortgage Securities Trust 2007-CB18
5.44%	06/12/47	282,075	292,198
JPMBB Commercial Mortgage Securities Trust 2013-C12
4.16%	07/15/45	125,000	133,087	(i)
JPMBB Commercial Mortgage Securities Trust 2013-C15
5.25%	11/15/45	170,000	181,145	(i)

		Principal Amount	Fair Value

JPMBB Commercial Mortgage Securities Trust 2013-C17
5.05%	01/15/47	$317,000	$328,540	(i)
JPMBB Commercial Mortgage Securities Trust 2014-C18
4.97%	02/15/47	210,000	216,168	(i)
JPMBB Commercial Mortgage Securities Trust 2015-C29
3.84%	05/15/48	392,595	313,090	(i)
JPMBB Commercial Mortgage Securities Trust 2015-C30
4.46%	07/15/48	1,029,968	1,000,145	(i)
JPMBB Commercial Mortgage Securities Trust 2015-C31
3.80%	08/15/48	617,747	649,947
LB-UBS Commercial Mortgage Trust 2004-C8
0.75%	12/15/39	159,498	665	(b,g,i)
LB-UBS Commercial Mortgage Trust 2006-C1
5.16%	02/15/31	168,662	168,919
LB-UBS Commercial Mortgage Trust 2006-C4
6.03%	06/15/38	189,263	192,685	(i)
LB-UBS Commercial Mortgage Trust 2007-C6
6.11%	07/15/40	269,803	286,257	(i)
6.11%	07/15/40	530,000	562,322	(b)
MASTR Alternative Loan Trust 2003-5
5.00%	08/25/18	24,909	1,236	(g)
ML-CFC Commercial Mortgage Trust 2006-3
5.46%	07/12/46	1,029,000	1,061,385	(h,i)
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10
4.22%	07/15/46	396,000	393,931	(i)
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14
4.99%	02/15/47	225,766	213,813	(b,i)
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18
3.39%	10/15/47	835,411	686,167	(b)
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19
3.25%	12/15/47	251,885	205,456	(b)
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20
1.57%	02/15/48	3,242,898	297,708	(g,i)
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21
1.13%	03/15/48	3,902,645	266,761	(g,i)
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22
3.88%	04/15/48	342,479	342,549	(i)
4.38%	04/15/48	190,266	159,478	(b,i)
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23
4.27%	07/15/50	205,991	174,247	(b,i)
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24
3.73%	05/15/48	751,116	784,800
4.50%	05/15/48	823,726	832,571	(i)
Morgan Stanley Capital I Trust 2005-T17
4.84%	12/13/41	80,104	80,620	(i)
Morgan Stanley Capital I Trust 2006-IQ11
5.89%	10/15/42	270,000	272,433	(i)
Morgan Stanley Capital I Trust 2006-T21
5.16%	10/12/52	24,611	24,584	(i)
5.27%	10/12/52	150,000	150,820	(i)
Morgan Stanley Capital I Trust 2006-T23
6.02%	08/12/41	157,599	160,705	(i)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2015

		Principal Amount	Fair Value

Morgan Stanley Capital I Trust 2007-IQ16
6.27%	12/12/49	$190,000	$202,722	(i)
Morgan Stanley Capital I Trust 2008-T29
6.46%	01/11/43	250,000	274,499	(i)
Morgan Stanley Capital I Trust 2012-C4
5.21%	03/15/45	190,000	209,367	(b,i)
Morgan Stanley Capital I Trust 2015-MS1
4.16%	05/15/48	260,000	213,754	(b,i)
Wells Fargo Commercial Mortgage Trust 2015-C26
1.56%	02/15/48	3,300,499	303,854	(g,i)
Wells Fargo Commercial Mortgage Trust 2015-C29
4.01%	06/15/48	565,872	584,121
4.37%	06/15/48	336,512	278,621	(i)
Wells Fargo Commercial Mortgage Trust 2015-C30
4.65%	09/15/58	205,915	179,830	(b,i)
Wells Fargo Commercial Mortgage Trust 2015-LC22
4.54%	09/15/58	206,161	177,008	(i)
Wells Fargo Commercial Mortgage Trust 2015-NXS2
4.39%	07/15/58	206,028	170,671	(i)
Wells Fargo Commercial Mortgage Trust 2015-SG1
3.79%	12/15/47	535,543	563,076
4.62%	12/15/47	205,916	199,848	(i)
Wells Fargo Mortgage Backed Securities Trust 2006-3
5.50%	03/25/36	93,677	1,744
WFRBS Commercial Mortgage Trust 2013-C17
4.26%	12/15/46	240,000	257,045
5.30%	12/15/46	175,000	172,571	(b,i)
WFRBS Commercial Mortgage Trust 2013-C18
4.83%	12/15/46	194,760	186,887	(b,i)
WFRBS Commercial Mortgage Trust 2014-C19
4.23%	03/15/47	412,226	367,179	(b)
4.72%	03/15/47	300,000	319,634	(i)
WFRBS Commercial Mortgage Trust 2014-C22
4.06%	09/15/57	532,045	446,701	(b,i)
WFRBS Commercial Mortgage Trust 2014-LC14
4.35%	03/15/47	544,000	584,810	(h,i)
4.59%	03/15/47	582,134	509,792	(b,h,i)
			29,236,380

Sovereign Bonds — 1.1%

Government of Brazil
4.25%	01/07/25	200,000	175,000	(h)
Government of Colombia
2.63%	03/15/23	327,000	290,703
5.63%	02/26/44	143,000	133,705	(h)
Government of Mexico
3.60%	01/30/25	336,000	328,860	(h)
4.00%	10/02/23	214,000	217,959	(h)
4.60%	01/23/46	310,000	275,900	(h)
4.75%	03/08/44	466,000	425,225	(h)

		Principal Amount	Fair Value

Government of Panama
4.00%	09/22/24	$203,000	$200,209	(h)
Government of Peru
4.13%	08/25/27	129,000	126,420
5.63%	11/18/50	69,000	71,243	(h)
Government of Philippines
3.95%	01/20/40	200,000	202,211
4.20%	01/21/24	200,000	219,239	(h)
Government of Turkey
3.25%	03/23/23	296,000	263,372	(h)
4.88%	04/16/43	211,000	175,657
6.63%	02/17/45	147,000	156,868	(h)
			3,262,571

Municipal Bonds and Notes — 0.9%

American Municipal Power Inc.
6.27%	02/15/50	295,000	351,658
Commonwealth of Puerto Rico
5.00%	07/01/35	580,000	544,081
Municipal Electric Authority of Georgia
6.64%	04/01/57	336,000	393,842
Port Authority of New York & New Jersey
4.46%	10/01/62	525,000	508,000
South Carolina State Public Service Authority
6.45%	01/01/50	235,000	296,203
State of California
5.70%	11/01/21	290,000	338,964
State of Illinois
5.10%	06/01/33	130,000	121,784
			2,554,532

FNMA (TBA) — 0.0% *

Lehman TBA
5.50%	TBA	216,625	11,914	(l,o)

Total Bonds and Notes (Cost $286,511,187)			285,670,887

		Number of Shares	Fair Value
Domestic Equity — 0.1%

Preferred Stock — 0.1%

Wells Fargo & Co. (Cost $326,100)		13,044	$332,622

Total Investments in Securities (Cost $286,837,287)			286,003,509

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	September 30, 2015

	Fair Value

Short-Term Investments — 6.3%

State Street Institutional U.S. Government Money Market Fund — Premier Class 0.00% (Cost $18,496,948)	$18,496,948	(d,m)

Total Investments (Cost $305,334,235)	304,500,457

Liabilities in Excess of Other Assets, net — (4.5)%	(13,000,953)

NET ASSETS — 100.0%	$291,499,504

Other Information:

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount (000s omitted)	Contract annual Fixed Rate	Termination Date	Market Value	Unamortized Upfront Payments Received	Unrealized Depreciation
Markit CDX North America High Yield Index	CME Group Inc.	$12,401	5.00%	06/20/20	$356,412	$593,656	$(237,244)

The Fund had the following long futures contracts open at September 30, 2015:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation (Depreciation)
Ultra Long-Term U.S. Treasury Bond Futures	December 2015	5	$802,031	$(878)
2 Yr. U.S. Treasury Notes Futures	December 2015	49	10,732,532	22,092
5 Yr. U.S. Treasury Notes Futures	December 2015	117	14,100,328	35,458

				$56,672

The Fund had the following short futures contracts open at September 30, 2015:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Depreciation
U.S. Long Bond Futures	December 2015	6	$(944,063)	$(21,201)
10 Yr. U.S. Treasury Notes Futures	December 2015	333	(42,868,547)	(390,628)

				$(411,829)

				$(355,157)

See Notes to Schedules of Investments and Notes to Financial Statements.

Notes to Schedules of Investments	September 30, 2015

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Funds’ future investments and should not be construed as a recommendation to purchase or sell a particular security. See each Fund’s summary prospectus and the Funds’ statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Pursuant to Rule 144A of the Securities Act of 1933, as amended, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, these securities amounted to $26,895,374 and $33,070,565 or 3.57% and 11.34% of the net assets of the GE Institutional Strategic Investment Fund and GE Institutional Income Fund, respectively. These securities have been determined to be liquid using procedures established by the Fund’s Board of Trustees.

(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (“TBA”) in the future.

(d)	Coupon amount represents effective yield.

(e)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.

(f)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(g)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(h)	At September 30, 2015, all or a portion of this security was pledged to cover collateral requirements for futures, swaps and/or TBA’s.

(i)	Variable or floating rate security. The stated rate represents the rate at September 30, 2015.

(j)	Step coupon bond.
(k)	General Electric Co. is the parent company of GE Asset Management Incorporated (GEAM), the Fund’s investment adviser.

(l)	Security is in default.

(m)	Sponsored by SSGA Funds Management, Inc., the S&P 500 Index Fund’s sub-advisor, and an affiliate of State Street Bank & Trust Co., the Funds’ sub-administrator, custodian and accounting agent.

(n)	Represents a payment-in-kind (PIK) security which may pay all or a portion of interest in additional par.

(o)	Security is fair valued by the Valuation Committee, in accordance with the procedures approved by the Board of Trustees.

†	Percentages are based on net assets as of September 30, 2015.

*	Less than 0.05%.

**	Less than $0.50

***	Less than 0.005%.

Abbreviations:

ADR	—	American Depository Receipt

GDR	—	Global Depositary Receipt

REIT	—	Real Estate Investment Trust

REMIC	—	Real Estate Mortgage Investment Conduit

SPDR	—	Standard and Poor’s Depositary Receipt

STRIPS	—	Separate Trading of Registered Interest and Principal of Security

TBA	—	To Be Announced

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	U.S. Equity Fund
	Investment Class										Service Class
	9/30/15		9/30/14		9/30/13		9/30/12		9/30/11		9/30/15		9/30/14		9/30/13		9/30/12		9/30/11
Inception date									11/25/97										1/3/01
Net asset value, beginning of period	$17.32		$15.59		$12.90		$10.07		$10.50		$17.95		$15.96		$13.12		$10.24		$10.67
Income/(loss) from investment operations:
Net investment income	0.21	*	0.22	*	0.22	*	0.16	*	0.13		0.18	*	0.19	*	0.18	*	0.14	*	0.10	*
Net realized and unrealized gains/(losses) on investments	(0.65)	*	2.60	*	2.67	*	2.80	*	(0.42)		(0.69)	*	2.67	*	2.83	*	2.84	*	(0.41)	*
Total income/(loss) from investment operations	(0.44)		2.82		2.89		2.96		(0.29)		(0.51)		2.86		3.01		2.98		(0.31)
Less distributions from:
Net investment income	0.25		0.22		0.20		0.13		0.14		0.21		—		0.17		0.10		0.12
Net realized gains	2.17		0.87		—		—		—		2.17		0.87		—		—		—
Total distributions	2.42		1.09		0.20		0.13		0.14		2.38		0.87		0.17		0.10		0.12
Net asset value, end of period	$14.46		$17.32		$15.59		$12.90		$10.07		$15.06		$17.95		$15.96		$13.12		$10.24
TOTAL RETURN (a)	(3.57)%		18.88%		22.76%		29.68%		(2.92)%		(3.83)%		18.55%		23.23%		29.33%		(3.08)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$615,024		$836,752		$767,603		$658,065		$522,532		$104		$117		$84		$3,133		$2,402
Ratios to average net assets:
Net expenses	0.37%		0.36%	(b)	0.36%	(b)	0.36%	(b)	0.36%	(b)	0.62%		0.61%	(b)	0.61%	(b)	0.61%	(b)	0.61%	(b)
Gross expenses	0.37%		0.36%		0.36%		0.37%		0.37%		0.62%		0.61%		0.61%		0.62%		0.62%
Net investment income	1.32%		1.36%		1.60%		1.39%		1.13%		1.07%		1.11%		1.33%		1.14%		0.87%
Portfolio turnover rate	41%		38%		37%		71%		44%		41%		38%		37%		71%		44%

See Notes to Financial Highlights and Notes to Financial Statements.

S&P 500 Index Fund
Investment Class										Service Class
9/30/15		9/30/14		9/30/13		9/30/12		9/30/11		9/30/15		9/30/14		9/30/13		9/30/12		9/30/11
								11/25/97										9/30/05
$18.84		$16.01		$13.71		$10.91		$10.98		$19.20		$16.31		$13.97		$10.86		$10.93

0.37	*	0.32	*	0.30	*	0.26	*	0.23	*	0.33	*	0.28	*	0.27	*	0.22	*	0.20	*
(0.48)	*	2.76	*	2.27	*	2.95	*	(0.09)	*	(0.49)	*	2.83	*	2.31	*	2.98	*	(0.09)	*
(0.11)		3.08		2.57		3.21		0.14		(0.16)		3.11		2.58		3.20		0.11

0.39		0.25		0.27		0.41		0.21		0.35		0.22		0.24		0.09		0.18
—		—		—		—		—		—		—		—		—		—
0.39		0.25		0.27		0.41		0.21		0.35		0.22		0.24		0.09		0.18
$18.34		$18.84		$16.01		$13.71		$10.91		$18.69		$19.20		$16.31		$13.97		$10.86
(0.68)%		19.54%		19.11%		30.07%		1.07%		(0.95)%		19.28%		18.81%		29.65%		0.88%

$20,017		$32,326		$42,753		$31,997		$25,664		$6,960		$7,150		$5,922		$4,496		$1,742

0.16%		0.19%	(b)	0.15%	(b)	0.15%	(b)	0.15%	(b)	0.41%		0.44%	(b)	0.40%	(b)	0.40%	(b)	0.36%	(b)
0.16%		0.19%		0.15%		0.16%		0.16%		0.41%		0.44%		0.40%		0.41%		0.40%
1.91%		1.79%		2.05%		2.03%		1.86%		1.65%		1.52%		1.80%		1.76%		1.60%
7%		16%		2%		11%		4%		7%		16%		2%		11%		4%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	U.S. Large-Cap Core Equity Fund
	Investment Class									Service Class
	9/30/15	9/30/14		9/30/13		9/30/12		9/30/11		9/30/15	9/30/14		9/30/13		9/30/12		9/30/11
Inception date								2/2/00									9/30/05
Net asset value, beginning of period	$11.15	$11.64		$10.94		$8.76		$9.11		$11.06	$11.56		$10.87		$8.71		$9.06
Income/(loss) from investment operations:
Net investment income	0.18	0.17		0.21		0.18		0.16	*	0.11	0.13		0.17		0.17		0.14	*
Net realized and unrealized gains/(losses) on investments	(0.62)	1.73		1.94		2.25		(0.35)	*	(0.57)	1.73		1.94		2.22		(0.35)	*
Total income/(loss) from investment operations	(0.44)	1.90		2.15		2.43		(0.19)		(0.46)	1.86		2.11		2.39		(0.21)
Less distributions from:
Net investment income	0.16	0.15		0.25		0.14		0.16		0.13	0.12		0.22		0.12		0.14
Net realized gains	1.70	2.24		1.20		0.11		—		1.70	2.24		1.20		0.11		—
Total distributions	1.86	2.39		1.45		0.25		0.16		1.83	2.36		1.42		0.23		0.14
Net asset value, end of period	$8.85	$11.15		$11.64		$10.94		$8.76		$8.77	$11.06		$11.56		$10.87		$8.71
TOTAL RETURN (a)	(5.31)%	18.60%		22.84%		28.27%		(2.32)%		(5.51)%	18.32%		22.56%		27.88%		(2.54)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$59,483	$95,740		$90,668		$185,990		$159,556		$4,117	$4,391		$3,583		$3,191		$2,769
Ratios to average net assets:
Net expenses	0.43%	0.43%	(b)	0.43%	(b)	0.39%	(b)	0.39%	(b)	0.68%	0.68%	(b)	0.68%	(b)	0.64%	(b)	0.64%	(b)
Gross expenses	0.43%	0.43%		0.43%		0.39%		0.40%		0.68%	0.68%		0.68%		0.64%		0.65%
Net investment income	1.44%	1.46%		1.78%		1.80%		1.63%		1.20%	1.21%		1.44%		1.55%		1.37%
Portfolio turnover rate	48%	45%		44%		83%		44%		48%	45%		44%		83%		44%

See Notes to Financial Highlights and Notes to Financial Statements.

Premier Growth Equity Fund
Investment Class										Service Class
9/30/15		9/30/14		9/30/13		9/30/12		9/30/11		9/30/15		9/30/14		9/30/13		9/30/12		9/30/11
								10/29/99										1/3/01
$14.96		$12.92		$10.83		$8.05		$8.03		$14.82		$12.80		$10.74		$7.98		$7.95

0.13	*	0.13	*	0.14	*	0.10	*	0.06	*	0.09	*	0.10	*	0.11	*	0.07	*	0.04	*
(0.11)	*	2.38	*	2.09	*	2.77	*	(0.01)	*	(0.12)	*	2.36	*	2.07	*	2.76	*	(0.01)	*
0.02		2.51		2.23		2.87		0.05		(0.03)		2.46		2.18		2.83		0.03

0.13		0.11		0.14		0.09		0.03		0.09		0.08		0.12		0.07		—
1.24		0.36		—		—		—		1.24		0.36		—		—		—
1.37		0.47		0.14		0.09		0.03		1.33		0.44		0.12		0.07		—
$13.61		$14.96		$12.92		$10.83		$8.05		$13.46		$14.82		$12.80		$10.74		$7.98
(0.47)%		19.80%		20.85%		35.95%		0.64%		(0.77)%		19.56%		20.49%		35.65%		0.38%

$334,227		$428,536		$369,286		$257,923		$221,273		$5,820		$3,836		$3,216		$2,148		$1,692

0.38%		0.37%	(b)	0.38%	(b)	0.38%	(b)	0.38%	(b)	0.63%		0.62%	(b)	0.63%	(b)	0.63%	(b)	0.63%	(b)
0.38%		0.37%		0.38%		0.38%		0.38%		0.63%		0.62%		0.63%		0.63%		0.63%
0.89%		0.94%		1.20%		0.98%		0.66%		0.61%		0.69%		0.93%		0.73%		0.41%
21%		21%		25%		15%		26%		21%		21%		25%		15%		26%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	Small-Cap Equity Fund
	Investment Class										Service Class
	9/30/15		9/30/14		9/30/13		9/30/12		9/30/11		9/30/15		9/30/14		9/30/13		9/30/12		9/30/11
Inception date									8/3/98										9/30/05
Net asset value, beginning of period	$19.32		$20.19		$16.80		$13.05		$12.61		$19.37		$20.27		$16.87		$13.11		$12.69
Income/(loss) from investment operations:
Net investment income	0.03	*	0.01	*	0.07	*	0.04		0.05		(0.01)	*	(0.04)	*	0.02	*	0.00	(c)	0.01	*
Net realized and unrealized gains/(losses) on investments	(0.08)	*	1.12	*	4.69	*	3.86		0.40		(0.08)	*	1.12	*	4.72	*	3.87		0.41	*
Total income/(loss) from investment operations	(0.05)		1.13		4.76		3.90		0.45		(0.09)		1.08		4.74		3.87		0.42
Less distributions from:
Net investment income	0.02		0.02		0.07		0.06		0.01		—		—		0.04		0.02		—
Net realized gains	2.07		1.98		1.30		0.09		—		2.07		1.98		1.30		0.09		—
Total distributions	2.09		2.00		1.37		0.15		0.01		2.07		1.98		1.34		0.11		0.00	(c)
Net asset value, end of period	$17.18		$19.32		$20.19		$16.80		$13.05		$17.21		$19.37		$20.27		$16.87		$13.11
TOTAL RETURN (a)	(0.90)%		5.61%		30.57%		30.03%		3.53%		(1.12)%		5.32%		30.26%		29.63%		3.31%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,171,984		$1,264,304		$1,249,146		$966,702		$759,833		$1,741		$71		$87		$44		$32
Ratios to average net assets:
Net expenses	0.89%		0.88%	(b)	0.88%	(b)	0.89%	(b)	0.89%	(b)	1.14%		1.13%	(b)	1.13%	(b)	1.14%	(b)	1.13%	(b)
Gross expenses	0.89%		0.88%		0.89%		0.90%		0.89%		1.14%		1.13%		1.14%		1.15%		1.14%
Net investment income	0.17%		0.07%		0.37%		0.27%		0.31%		(0.07)%		(0.19)%		0.09%		0.04%		0.07%
Portfolio turnover rate	40%		37%		37%		36%		46%		40%		37%		37%		36%		46%

See Notes to Financial Highlights and Notes to Financial Statements.

International Equity Fund
Investment Class										Service Class
9/30/15		9/30/14		9/30/13		9/30/12		9/30/11		9/30/15		9/30/14		9/30/13		9/30/12		9/30/11
								11/25/97										1/3/01
$12.72		$12.71		$10.68		$9.25		$10.90		$12.62		$12.61		$10.59		$9.17		$10.80

0.18	*	0.30	*	0.18	*	0.20	*	0.23		0.08	*	0.26	*	0.15	*	0.14	*	0.19
(1.15)	*	(0.08)	*	2.09	*	1.47	*	(1.70)		(1.06)	*	(0.08)	*	2.07	*	1.49	*	(1.68)
(0.97)		0.22		2.27		1.67		(1.47)		(0.98)		0.18		2.22		1.63		(1.49)

0.34		0.21		0.24		0.24		0.18		0.31		0.17		0.20		0.21		0.14
—		—		—		—		—		—		—		—		—		—
0.34		0.21		0.24		0.24		0.18		0.31		0.17		0.20		0.21		0.14
$11.41		$12.72		$12.71		$10.68		$9.25		$11.33		$12.62		$12.61		$10.59		$9.17
(7.80)%		1.69%		21.57%		18.43%		(13.83)%		(7.95)%		1.42%		21.19%		18.11%		(14.01)%

$1,284,412		$1,724,647		$1,836,243		$1,984,087		$1,876,948		$19,562		$92,749		$101,204		$119,576		$344,024

0.56%		0.56%	(b)	0.56%	(b)	0.56%	(b)	0.55%	(b)	0.81%		0.81%	(b)	0.81%	(b)	0.81%	(b)	0.80%	(b)
0.56%		0.56%		0.56%		0.56%		0.56%		0.81%		0.81%		0.81%		0.81%		0.81%
1.38%		2.29%		1.57%		2.03%		1.95%		0.63%		2.03%		1.31%		1.39%		1.68%
26%		39%		47%		50%		41%		26%		39%		47%		50%		41%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	Strategic Investment Fund
	Investment Class										Service Class
	9/30/15		9/30/14		9/30/13		9/30/12		9/30/11		9/30/15		9/30/14		9/30/13		9/30/12		9/30/11
Inception date									10/29/99										9/30/05
Net asset value, beginning of period	$13.54		$13.09		$11.88		$10.23		$10.71		$13.44		$12.99		$11.80		$10.17		$10.58
Income/(loss) from investment operations:
Net investment income	0.21	*	0.25	*	0.22	*	0.22	*	0.22		0.17	*	0.21	*	0.18	*	0.18	*	0.19	*
Net realized and unrealized gains/(losses) on investments	(0.49)	*	0.90	*	1.22	*	1.66	*	(0.51)		(0.48)	*	0.90	*	1.21	*	1.66	*	(0.50)	*
Total income/(loss) from investment operations	(0.28)		1.15		1.44		1.88		(0.29)		(0.31)		1.11		1.39		1.84		(0.31)
Less distributions from:
Net investment income	0.25		0.22		0.23		0.23		0.19		0.22		0.18		0.20		0.21		0.10
Net realized gains	1.10		0.48		—		—		—		1.10		0.48		—		—		—
Total distributions	1.35		0.70		0.23		0.23		0.19		1.32		0.66		0.20		0.21		0.10
Net asset value, end of period	$11.91		$13.54		$13.09		$11.88		$10.23		$11.81		$13.44		$12.99		$11.80		$10.17
TOTAL RETURN (a)	(2.46)%		8.98%		12.34%		18.67%		(2.85)%		(2.72)%		8.79%		11.98%		18.39%		(3.04)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$754,367		$835,338		$827,998		$742,918		$629,230		$60		$62		$57		$61		$34
Ratios to average net assets:
Net expenses	0.36%		0.35%	(b)	0.34%	(b)	0.34%	(b)	0.34%	(b)	0.61%		0.60%	(b)	0.59%	(b)	0.59%	(b)	0.59%	(b)
Gross expenses	0.36%		0.35%		0.36%		0.36%		0.36%		0.61%		0.60%		0.61%		0.61%		0.61%
Net investment income	1.61%		1.84%		1.74%		1.93%		1.95%		1.36%		1.60%		1.48%		1.69%		1.70%
Portfolio turnover rate	144%		185%		153%		188%		187%		144%		185%		153%		188%		187%

See Notes to Financial Highlights and Notes to Financial Statements.

Income Fund
Investment Class									Service Class
9/30/15	9/30/14		9/30/13		9/30/12		9/30/11		9/30/15	9/30/14		9/30/13		9/30/12		9/30/11
							11/21/97									9/30/05
$9.51	$9.34		$10.01		$9.73		$9.51		$9.72	$9.55		$10.23		$9.94		$9.70

0.25	0.26		0.21		0.25		0.34		0.23	0.24		0.19		0.24		0.32
(0.05)	0.17		(0.32)		0.44		0.22		(0.05)	0.17		(0.33)		0.44		0.24
0.20	0.43		(0.11)		0.69		0.56		0.18	0.41		(0.14)		0.68		0.56

0.26	0.26		0.21		0.26		0.34		0.24	0.24		0.19		0.24		0.32
—	—		0.35		0.15		—		—	—		0.35		0.15		—
0.26	0.26		0.56		0.41		0.34		0.24	0.24		0.54		0.39		0.32
$9.45	$9.51		$9.34		$10.01		$9.73		$9.66	$9.72		$9.55		$10.23		$9.94
2.05%	4.61%		(1.13)%		7.28%		6.01%		1.81%	4.32%		(1.40)%		7.02%		5.91%

$291,252	$322,946		$341,603		$372,643		$375,669		$248	$327		$316		$320		$306

0.23%	0.23%	(b)	0.21%	(b)	0.21%	(b)	0.20%	(b)	0.48%	0.48%	(b)	0.46%	(b)	0.46%	(b)	0.45%	(b)
0.23%	0.23%		0.23%		0.23%		0.23%		0.48%	0.48%		0.48%		0.48%		0.48%
2.65%	2.73%		2.21%		2.58%		3.59%		2.40%	2.47%		2.00%		2.33%		3.33%
297%	308%		348%		403%		393%		297%	308%		348%		403%		393%

See Notes to Financial Highlights and Notes to Financial Statements.

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.

(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.

(c)	Less than $0.005.

*	Per share values have been calculated using the average share method.

[This page intentionally left blank.]

Statements of Assets and Liabilities September 30, 2015	U.S. Equity Fund	S&P 500 Index Fund	U.S. Large-Cap Core Equity Fund

ASSETS
Investments in securities, at Fair Value (cost $545,330,902; $20,268,559; $59,557,646; $283,437,374; $1,018,987,291; $1,297,609,036; $659,579,138 and $286,837,287, respectively)	$596,257,208	$25,269,182	$61,638,320
Investments in affiliated securities, at Fair Value (cost $0; $327,585; $0; $0; $0; $0; $0 and $0, respectively)	—	386,698	—
Short-term investments, at Amortized Cost	17,993,117	1,221,898	326,019
Cash	28,708	258	2,851
Restricted cash(1)	—	69,000	—
Foreign currency (cost $0; $0; $0; $0; $0; $291,282; $107,942 and $0, respectively)	—	—	—
Receivable for investments sold	13,812,187	5,293	1,614,743
Income receivables	664,454	30,738	75,369
Receivable for fund shares sold	148,610	195	18,736
Receivable for variation margin on open centrally cleared swap contracts	—	—	—
Receivable for variation margin on open futures contracts	114,401	25,624	4,123
Other assets	5,986	442	4,692
Total assets	629,024,671	27,009,328	63,684,853
LIABILITIES
Payable for investments purchased	1,749,657	2,647	25,728
Payable for fund shares redeemed	11,955,898	25,866	34,588
Payable to GEAM	191,417	3,398	24,974
Variation margin payable on open futures contracts	—	—	—
Total liabilities	13,896,972	31,911	85,290
NET ASSETS	$615,127,699	$26,977,417	$63,599,563
NET ASSETS CONSIST OF:
Capital paid in	$467,919,674	$35,632,653	$49,492,411
Undistributed (distributions in excess of) net investment income	7,099,401	413,632	986,347
Accumulated net realized gain (loss)	89,383,774	(14,082,161)	11,034,703
Net unrealized appreciation (depreciation) on:
Investments	50,926,306	5,059,736	2,080,674
Futures	(201,251)	(46,443)	5,446
Swap contracts	—	—	—
Foreign currency related transactions	(205)	—	(18)
NET ASSETS	$615,127,699	$26,977,417	$63,599,563
Investment Class:
Net Assets	$615,023,640	$20,017,081	$59,482,695
Shares outstanding ($0.001 par value, unlimited shares authorized)	42,547,402	1,091,551	6,722,406
Net asset value, offering and redemption price per share	$14.46	$18.34	$8.85
Service Class:
Net Assets	$104,059	$6,960,336	$4,116,868
Shares outstanding ($0.001 par value, unlimited shares authorized)	6,911	372,326	469,663
Net asset value, offering and redemption price per share	$15.06	$18.69	$8.77

(1)	Deposits at broker for futures contracts.

The accompanying Notes are an integral part of these financial statements.

Premier Growth Equity Fund	Small-Cap Equity Fund	International Equity Fund	Strategic Investment Fund	Income Fund

$336,673,503	$1,107,402,277	$1,262,090,973	$669,668,847	$286,003,509
—	—	—	—	—
4,317,388	68,607,689	37,712,664	102,285,749	18,496,948
—	455,117	567,977	76,757	—
—	1,470,000	1,614,608	1,233,294	—
—	—	288,258	107,597	—
704,875	2,100,939	2,212,227	7,521,183	3,476,831
232,959	1,118,965	5,372,226	2,732,798	1,918,408
52,406	4,554	243	7,959	296,251
—	—	—	41,346	48,632
—	315,223	46,543	101,356	19,233
1,156	10,058	33,206	8,654	5,592
341,982,287	1,181,484,822	1,309,938,925	783,785,540	310,265,404

1,250,555	6,333,833	4,975,360	28,336,423	18,608,469
531,972	543,005	369,519	797,470	102,617
107,686	882,508	619,419	223,979	54,814
45,235	—	—	—	—
1,935,448	7,759,346	5,964,298	29,357,872	18,765,900
$340,046,839	$1,173,725,476	$1,303,974,627	$754,427,668	$291,499,504

$260,830,339	$968,443,471	$1,517,307,985	$703,597,047	$291,784,946
2,189,133	859,333	19,466,797	10,031,155	322,669
23,726,848	116,837,954	(196,869,045)	31,325,595	818,068

53,236,129	88,414,986	(35,518,063)	10,089,709	(833,778)
64,390	(830,268)	(310,059)	(406,655)	(355,157)
—	—	—	(200,775)	(237,244)
—	—	(102,988)	(8,408)	—
$340,046,839	$1,173,725,476	$1,303,974,627	$754,427,668	$291,499,504

$334,227,165	$1,171,984,187	$1,284,412,139	$754,367,458	$291,251,635
24,566,158	68,226,137	112,542,706	63,356,990	30,826,765
$13.61	$17.18	$11.41	$11.91	$9.45

$5,819,674	$1,741,289	$19,562,488	$60,210	$247,869
432,433	101,203	1,726,176	5,100	25,654
$13.46	$17.21	$11.33	$11.81	$9.66

The accompanying Notes are an integral part of these financial statements.

Statements of Operations For the year ended September 30, 2015	U.S. Equity Fund	S&P 500 Index Fund	U.S. Large-Cap Core Equity Fund

INVESTMENT INCOME
Income
Dividend	$12,460,122	$648,209	$1,731,329
Interest	1,043	74	92
Income from affiliated investments	—	15,345	—
Less: Foreign taxes withheld	(49,252)	(66)	(8,568)
Total income	12,411,913	663,562	1,722,853
Expenses
Advisory and administration fees	2,646,505	48,145	394,616
Distribution and service:
Service Class	309	18,581	11,151
Trustees’ fees	53,088	2,083	—
Other expenses	1,427	24	6
Total Expenses	2,701,329	68,833	405,773
Net investment income	$9,710,584	$594,729	$1,317,080
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	$115,906,695	$6,150,128	$12,195,578
Affiliated investments	—	61,369	—
Futures	(1,018,057)	94,723	200,069
Swap contracts	—	—	—
Foreign currency transactions	(322)	—	(49)

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	(140,499,696)	(6,236,412)	(15,698,837)
Futures	(241,113)	(36,185)	27,147
Swap contracts	—	—	—
Foreign currency translations	(205)	—	(18)
Net realized and unrealized gain (loss) on investments	(25,852,698)	33,623	(3,276,110)
Net increase (decrease) in net assets resulting from operations	$(16,142,114)	$628,352	$(1,959,030)

*	Includes $53,149,863 of net realized gains from redemptions in-kind.

The accompanying Notes are an integral part of these financial statements.

Premier Growth Equity Fund	Small-Cap Equity Fund	International Equity Fund	Strategic Investment Fund	Income Fund

$4,964,869	$13,760,796	$33,588,633	$9,452,112	$24,142
529	3,663	1,798	7,039,316	8,911,418
—	—	—	—	—
—	(40,353)	(3,208,461)	(399,048)	—
4,965,398	13,724,106	30,381,970	16,092,380	8,935,560

1,449,225	11,455,500	8,782,452	2,901,498	706,901

13,356	1,932	138,554	159	792
26,441	90,546	39,467	54,457	14,074
—	—	177	38	206
1,489,022	11,547,978	8,960,650	2,956,152	721,973
$3,476,376	$2,176,128	$21,421,320	$13,136,228	$8,213,587

$81,109,749 *	$131,862,997	$112,212,626	$38,295,263	$3,228,030
—	—	—	—	—
577,871	(56,941)	(998,155)	(150,841)	(650,120)
—	—	—	80,693	95,710
—	—	(1,103,715)	(113,300)	—

(82,902,871)	(140,224,610)	(232,786,399)	(69,306,574)	(3,257,231)
98,134	(51,580)	(284,230)	508,814	(253,514)
—	—	—	(200,775)	(237,244)
—	—	51,423	5,528	—
(1,117,117)	(8,470,134)	(122,908,450)	(30,881,192)	(1,074,369)
$2,359,259	$(6,294,006)	$(101,487,130)	$(17,744,964)	$7,139,218

The accompanying Notes are an integral part of these financial statements.

Statements of Changes in Net Assets	U.S. Equity Fund		S&P 500 Index Fund

	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$9,710,584	$10,897,882	$594,729	$635,359
Net realized gain (loss) on investments, futures and foreign currency transactions	114,888,316	89,852,054	6,306,220	6,565,531
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures and foreign currency translations	(140,741,014)	36,227,769	(6,272,597)	(785,217)
Net increase (decrease) from operations	(16,142,114)	136,977,705	628,352	6,415,673
Distributions to shareholders from:
Net investment income
Investment Class	(10,530,007)	(10,062,780)	(530,385)	(671,910)
Service Class	(1,455)	—	(129,629)	(78,090)
Net realized gains
Investment Class	(92,508,676)	(40,660,030)	—	—
Service Class	(15,079)	(4,598)	—	—
Total distributions	(103,055,217)	(50,727,408)	(660,014)	(750,000)
Increase (decrease) in assets from operations and distributions	(119,197,331)	86,250,297	(31,662)	5,665,673
Share transactions:
Proceeds from sale of shares
Investment Class	34,686,103	37,331,758	6,032,321	5,428,927
Service Class	49,265	21,850	752,048	1,198,547
Value of distributions reinvested
Investment Class	103,038,406	50,722,685	430,561	598,623
Service Class	16,458	4,570	129,109	77,671
Cost of shares redeemed
Investment Class	(240,277,040)	(105,145,486)	(18,914,519)	(21,073,881)
Service Class	(56,454)	(3,735)	(896,204)	(1,094,993)
Net increase (decrease) from share transactions	(102,543,262)	(17,068,358)	(12,466,684)	(14,865,106)
Total increase (decrease) in net assets	(221,740,593)	69,181,939	(12,498,346)	(9,199,433)

NET ASSETS
Beginning of year	836,868,292	767,686,353	39,475,763	48,675,196
End of year	$615,127,699	$836,868,292	$26,977,417	$39,475,763
Undistributed (distributions in excess of) net investment income, end of year	$7,099,401	$8,152,159	$413,632	$465,329

CHANGES IN FUND SHARES
Investment Class
Shares sold	2,154,666	2,287,224	310,559	311,440
Issued for distributions reinvested	6,600,795	3,257,719	22,240	37,673
Shares redeemed	(14,517,431)	(6,466,370)	(957,242)	(1,303,754)
Net increase (decrease) in fund shares	(5,761,970)	(921,427)	(624,443)	(954,641)

Service Class
Shares sold	2,959	1,200	37,912	65,846
Issued for distributions reinvested	1,010	282	6,527	4,786
Shares redeemed	(3,563)	(217)	(44,479)	(61,315)
Net increase (decrease) in fund shares	406	1,265	(40)	9,317

*	Includes $53,149,863 of net realized gains from redemptions in-kind.

The accompanying Notes are an integral part of these financial statements.

U.S. Large-Cap Core Equity Fund		Premier Growth Equity Fund		Small-Cap Equity Fund

Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

$1,317,080	$1,452,604	$3,476,376	$3,829,861	$2,176,128	$915,309
12,395,598	14,884,990	81,687,620 *	35,823,177	131,806,056	141,794,891
(15,671,708)	847,029	(82,804,737)	33,583,042	(140,276,190)	(72,318,505)
(1,959,030)	17,184,623	2,359,259	73,236,080	(6,294,006)	70,391,695

(1,342,057)	(1,158,271)	(3,720,776)	(3,141,777)	(1,374,532)	(1,300,365)
(52,746)	(37,701)	(26,469)	(19,790)	—	—

(14,455,771)	(17,427,031)	(35,918,312)	(10,172,708)	(132,249,163)	(121,161,646)
(683,259)	(706,418)	(346,446)	(89,483)	(7,659)	(8,667)
(16,533,833)	(19,329,421)	(40,012,003)	(13,423,758)	(133,631,354)	(122,470,678)
(18,492,863)	(2,144,798)	(37,652,744)	59,812,322	(139,925,360)	(52,078,983)

10,054,919	12,935,678	106,044,404	51,707,180	84,339,060	96,764,538
516,762	480,957	3,538,979	513,832	1,899,623	34,178

15,793,694	18,579,989	38,382,651	13,209,115	133,620,989	122,459,420
735,986	744,095	372,773	109,227	7,659	8,667

(44,589,061)	(24,366,962)	(201,640,905)	(64,960,247)	(170,538,400)	(151,990,603)
(551,232)	(348,499)	(1,370,477)	(521,159)	(53,119)	(54,564)
(18,038,932)	8,025,258	(54,672,575)	57,948	49,275,812	67,221,636
(36,531,795)	5,880,460	(92,325,319)	59,870,270	(90,649,548)	15,142,653

100,131,358	94,250,898	432,372,158	372,501,888	1,264,375,024	1,249,232,371
$63,599,563	$100,131,358	$340,046,839	$432,372,158	$1,173,725,476	$1,264,375,024
$986,347	$1,115,030	$2,189,133	$2,460,002	$859,333	$434,995

1,007,527	1,177,675	7,079,612	3,730,498	4,486,265	4,831,811
1,641,756	1,854,290	2,645,255	980,632	7,301,693	6,328,652
(4,511,311)	(2,238,774)	(13,797,090)	(4,662,645)	(9,002,090)	(7,595,150)
(1,862,028)	793,191	(4,072,223)	48,485	2,785,868	3,565,313

53,845	44,370	237,641	37,197	99,952	1,708
77,067	74,708	25,923	8,176	417	446
(58,177)	(32,171)	(90,000)	(37,770)	(2,852)	(2,742)
72,735	86,907	173,564	7,603	97,517	(588)

The accompanying Notes are an integral part of these financial statements.

Statements of Changes in Net Assets	International Equity Fund

	Year Ended September 30, 2015	Year Ended September 30, 2014

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$21,421,320	$44,081,412
Net realized gain (loss) on investments, futures, swap contracts and foreign currency transactions	110,110,756	148,793,690
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures, swap contracts and foreign currency translations	(233,019,206)	(159,201,927)
Net increase (decrease) from operations	(101,487,130)	33,673,175
Distributions to shareholders from:
Net investment income
Investment Class	(40,074,208)	(29,089,517)
Service Class	(2,200,814)	(1,380,383)
Net realized gains
Investment Class	—	—
Service Class	—	—
Total distributions	(42,275,022)	(30,469,900)
Increase (decrease) in assets from operations and distributions	(143,762,152)	3,203,275
Share transactions:
Proceeds from sale of shares
Investment Class	88,160,235	114,344,931
Service Class	423,186	245,130
Value of distributions reinvested
Investment Class	39,960,532	29,022,015
Service Class	2,200,320	1,380,070
Cost of shares redeemed
Investment Class	(425,151,525)	(257,873,009)
Service Class	(75,251,629)	(10,373,233)
Net increase (decrease) from share transactions	(369,658,881)	(123,254,096)
Total increase (decrease) in net assets	(513,421,033)	(120,050,821)

NET ASSETS
Beginning of year	1,817,395,660	1,937,446,481
End of year	$1,303,974,627	$1,817,395,660
Undistributed (distributions in excess of) net investment income, end of year	$19,466,797	$41,541,740

CHANGES IN FUND SHARES
Investment Class
Shares sold	6,898,008	8,765,740
Issued for distributions reinvested	3,288,933	2,237,627
Shares redeemed	(33,274,173)	(19,887,117)
Net increase (decrease) in fund shares	(23,087,232)	(8,883,750)

Service Class
Shares sold	32,902	18,951
Issued for distributions reinvested	181,995	106,899
Shares redeemed	(5,835,339)	(802,277)
Net increase (decrease) in fund shares	(5,620,442)	(676,427)

The accompanying Notes are an integral part of these financial statements.

Strategic Investment Fund		Income Fund

Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

$13,136,228	$15,880,600	$8,213,587	$9,033,775
38,111,815	70,617,208	2,673,620	(592,003)
(68,993,007)	(12,802,500)	(3,747,989)	6,358,680
(17,744,964)	73,695,308	7,139,218	14,800,452

(15,273,876)	(13,471,250)	(8,238,729)	(9,018,850)
(1,030)	(856)	(7,616)	(7,907)

(66,200,278)	(29,582,200)	—	—
(5,115)	(2,199)	—	—
(81,480,299)	(43,056,505)	(8,246,345)	(9,026,757)
(99,225,263)	30,638,803	(1,107,127)	5,773,695

60,984,889	51,978,867	78,967,884	12,837,474
250	6,633	4,700	63,481

81,473,065	43,052,892	8,186,024	9,004,773
5,390	2,677	7,616	7,907

(124,210,613)	(118,328,879)	(117,742,658)	(46,268,264)
(25)	(6,179)	(89,998)	(65,013)
18,252,956	(23,293,989)	(30,666,432)	(24,419,642)
(80,972,307)	7,344,814	(31,773,559)	(18,645,947)

835,399,975	828,055,161	323,273,063	341,919,010
$754,427,668	$835,399,975	$291,499,504	$323,273,063
$10,031,155	$12,400,695	$322,669	$295,679

4,767,694	3,898,959	8,248,670	1,352,756
6,575,711	3,337,433	853,674	950,880
(9,660,957)	(8,822,526)	(12,247,001)	(4,908,128)
1,682,448	(1,586,134)	(3,144,657)	(2,604,492)

19	500	482	6,550
438	209	777	816
(2)	(461)	(9,284)	(6,732)
455	248	(8,025)	634

The accompanying Notes are an integral part of these financial statements.

Notes to Financial Statements	September 30, 2015

1.	Organization of the Funds

GE Institutional Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Delaware business trust on May 23, 1997, and is authorized to issue an unlimited number of shares. It is currently comprised of ten investment funds (each a “Fund” and collectively the “Funds”), although only the following eight Funds are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, U.S. Large-Cap Core Equity Fund, Premier Growth Equity Fund, Small-Cap Equity Fund, International Equity Fund, Strategic Investment Fund and Income Fund. The Funds presently offer two classes of shares — the Investment Class and the Service Class. The Trust expects that most of the time, each Fund will have relatively few shareholders (as compared with most mutual funds), but that these shareholders will invest substantial amounts in a Fund (minimum initial investment requirements are described in the current summary prospectus for each Fund and in the Funds’ statutory prospectus). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Trust.

Securities Valuation and Transactions  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund’s income, expenses (other than distribution and service fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Foreign Currency  Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Notes to Financial Statements	September 30, 2015

Derivatives  The Funds are subject to equity price risk, interest rate risk, credit risk and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. Certain Funds may enter into various types of derivatives transactions (such as options, futures, options on futures, interest rate futures, interest rate swaps and credit default swaps) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities, or to manage: yield, interest rate exposure (also known as duration), exposure to credit quality, and to gain exposure to certain market segments.

Futures Contracts  A futures contract is an agreement to buy or sell a specific amount of a commodity, financial instrument, currency or index at a particular price and future date. Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. During the year ended September 30, 2015, the U.S. Equity Fund, S&P 500 Index Fund, U.S. Large-Cap Core Equity Fund, Premier Growth Equity Fund, Small-Cap Equity Fund and International Equity Fund invested in stock index future contracts to gain equity exposure for accumulating and residual cash positions. The Strategic Investment Fund invested in futures contracts on various stock indices, bonds and notes to gain equity exposure and to manage duration of fixed income securities. The Income Fund invested in futures contracts on bonds and notes to manage duration of fixed income securities. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to a Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by a Fund each day, depending on the daily fluctuation in the fair value of the underlying security. A Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. A Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Credit Default Swaps

During the period ended September 30, 2015, the Strategic Investment Fund and Income Fund engaged in credit default swaps to manage credit risk. When a Fund is the buyer in a credit default swap contract, a Fund is entitled to receive the par (or other agreed upon) value (full notional value) of a referenced debt obligation (or basket of debt obligations) from the counterparty (or central clearing party (“CCP”) in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, a Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, a Fund loses its investment and recovers nothing. However, if a credit event occurs, a Fund receives full notional value for a referenced debt obligation that may have little or no value. When a Fund is the seller of a credit default swap, it receives a fixed rate of income throughout the term of the contract, provided there is no credit event. If a credit event occurs, a Fund is obligated to pay the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that a Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by a Fund for the same referenced obligation. As the seller, a Fund may create

Notes to Financial Statements	September 30, 2015

economic leverage to its portfolio because, in addition to its total net assets, a Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. A Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swaps to determine the market value of swaps. A Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. A Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. Credit default swaps involve greater risks than if a Fund had invested in the referenced debt obligation directly. If a Fund is a buyer of a credit default swap and no credit event occurs, a Fund will not earn any return on its investment. If a Fund is a seller of a credit default swap, a Fund’s risk of loss may be the entire notional amount of the swap. Swaps may also subject a Fund to the risk that the counterparty to the transaction may not fulfill its obligation. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

When-Issued Securities and Forward Commitments  The Strategic Investment Fund and Income Fund may purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which a Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, a Fund maintains cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments a Fund maintains equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

Forward Foreign Currency Exchange Contracts  Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in a Fund’s financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedules of Investments. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (or liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. A Fund’s risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts’ terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of a Fund’s total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of a Fund’s commitment with respect to the contract.

Investments in Foreign Markets  Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of

Notes to Financial Statements	September 30, 2015

inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

A Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes on foreign dividends, if any, have been provided for in accordance with a Fund’s understanding of the applicable country’s tax rules and rates. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses  Each Fund pays a “unitary fee” to GEAM equivalent to the Fund’s advisory and administration fee. This fee includes any normal operating expenses payable by a Fund, except for fees paid to the Trust’s independent Trustees, distribution and shareholder servicing fees, brokerage fees and commissions and expenses that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes).

Federal Income Taxes  The Funds intend to comply with all sections of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income, tax-exempt income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.

GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 – Quoted prices for identical investments in active markets.

Level 2 – Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 – Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded

Notes to Financial Statements	September 30, 2015

equity securities, which may not necessarily represent the last sales price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances, the Fund typically classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid price as reported by independent pricing services. The pricing services use various pricing models for each asset class. The inputs and assumptions to the model of the pricing services are derived from market observable sources, which may include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing service may also use other available information such as benchmark curves, benchmarking of similar securities, sector groupings and matrix pricing, as applicable. Thus, certain securities may not be priced using market quotations, but rather determined from market observable information. These investments are included in Level 2 and are primarily comprised of corporate fixed income, government, mortgage and asset-backed securities. In the absence of a reliable bid price from such a pricing service, debt securities may be valued based on broker or dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified as Level 3.

A Fund may use non-binding broker or dealer quotes for valuation when there is limited or no relevant market activity for a specific investment or for other investments that share similar characteristics and a price is not provided by a pricing service or is deemed not to be reliable. The Funds have not adjusted the prices obtained. Investment securities priced using non-binding broker or dealer quotes are included in Level 3.

Investments in registered investment companies are valued at the published daily net asset value (“NAV”) and classified in Level 1.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Trustees that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the New York Stock Exchange. In these circumstances, the Funds classify the investment securities in Level 2. This independent fair value pricing service uses a proprietary model to identify affected securities, taking into consideration various factors, and the fair value of such securities may be something other than the last available quotation or other market price.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m. Eastern time.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of a Fund’s NAV.

Notes to Financial Statements	September 30, 2015

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps and written options contracts, which are valued based on fair value as discussed above.

The Funds use closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps, credit default swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following tables present each Fund’s investments measured at fair value on a recurring basis at September 30, 2015:

Fund	Investments	Level 1	Level 2	Level 3	Total
U.S. Equity Fund	Investments in Securities†
	Common Stock	$588,034,037	$—	$—	$588,034,037
	Exchange Traded Funds	8,223,171	—	—	8,223,171
	Short-Term Investments	17,993,117	—	—	17,993,117

	Total Investments in Securities	$614,250,325	$—	$—	$614,250,325

	Other Financial Instruments*
	Long Futures Contracts — Unrealized Depreciation	$(201,251)	$—	$—	$(201,251)

S&P 500 Index Fund	Investments in Securities†
	Common Stock	$25,655,880	$—	$—	$25,655,880
	Short-Term Investments	1,221,898	—	—	1,221,898

	Total Investments in Securities	$26,877,778	$—	$—	$26,877,778

	Other Financial Instruments*
	Long Futures Contracts — Unrealized Depreciation	$(46,443)	$—	$—	$(46,443)

U.S. Large-Cap Core Equity Fund	Investments in Securities†
	Common Stock	$60,747,057	$—	$—	$60,747,057
	Exchange Traded Funds	891,263	—	—	891,263
	Short-Term Investments	326,019	—	—	326,019

	Total Investments in Securities	$61,964,339	$—	$—	$61,964,339

	Other Financial Instruments*
	Long Futures Contracts — Unrealized Appreciation	$5,446	$—	$—	$5,446

Notes to Financial Statements	September 30, 2015

Fund	Investments	Level 1	Level 2	Level 3	Total
Premier Growth Equity Fund	Investments in Securities†
	Common Stock	$336,673,503	$—	$—	$336,673,503
	Short-Term Investments	4,317,388	—	—	4,317,388

	Total Investments in Securities	$340,990,891	$—	$—	$340,990,891

	Other Financial Instruments*
	Short Futures Contracts — Unrealized Appreciation	$64,390	$—	$—	$64,390

Small-Cap Equity Fund	Investments in Securities†
	Common Stock	$1,107,402,277	$—	$—	$1,107,402,277
	Short-Term Investments	68,607,689	—	—	68,607,689

	Total Investments in Securities	1,176,009,966	$—	$—	$1,176,009,966

	Other Financial Instruments*
	Long Futures Contracts — Unrealized Depreciation	(830,268)	$—	$—	$(830,268)

International Equity Fund	Investments in Securities†
	Common Stock	$1,259,831,671	$—	$—	$1,259,831,671
	Preferred Stock	2,259,302	—	—	2,259,302
	Short-Term Investments	37,712,664	—	—	37,712,664

	Total Investments in Securities	$1,299,803,637	$—	$—	$1,299,803,637

	Other Financial Instruments*
	Long Futures Contracts — Unrealized Depreciation	$(310,059)	$—	$—	$(310,059)

Strategic Investment Fund	Investments in Securities†
	Domestic Equity	$238,790,348	$—	$—	$238,790,348
	Foreign Equity	160,674,650	—	—	160,674,650
	U.S. Treasuries	—	44,603,032	—	44,603,032
	Agency Mortgage Backed	—	66,186,979	—	66,186,979
	Agency Collateralized Mortgage Obligations	—	501,873	—	501,873
	Asset Backed	—	100,039	—	100,039
	Corporate Notes	—	105,425,861	—	105,425,861
	Non-Agency Collateralized Mortgage Obligations	—	21,669,253	—	21,669,253
	Sovereign Bonds	—	2,926,596	—	2,926,596
	Municipal Bonds and Notes	—	1,622,706	—	1,622,706
	FNMA (TBA)	—	—	3,527	3,527
	Exchange Traded Funds	27,163,983	—	—	27,163,983
	Short-Term Investments	102,285,749	—	—	102,285,749

	Total Investments in Securities	$528,914,730	$243,036,339	$3,527	$771,954,596

Notes to Financial Statements	September 30, 2015

Fund	Investments	Level 1	Level 2	Level 3	Total
	Other Financial Instruments*
	Credit Default Swap Contracts — Unrealized Depreciation	$(200,775)	$—	$—	$(200,775)
	Long Futures Contracts — Unrealized Appreciation	27,642	—	—	27,642
	Long Futures Contracts — Unrealized Depreciation	(663,969)	—	—	(663,969)
	Short Futures Contracts — Unrealized Appreciation	478,864	—	—	478,864
	Short Futures Contracts — Unrealized Depreciation	(249,192)	—	—	(249,192)

	Total Other Financial Instruments	$(607,430)	$—	$—	$(607,430)

Income Fund	Investments in Securities†
	U.S. Treasuries	$—	$51,798,884	$—	$51,798,884
	Agency Mortgage Backed	—	74,900,145	—	74,900,145
	Agency Collateralized Mortgage Obligations	—	816,620	—	816,620
	Asset Backed	—	453,345	—	453,345
	Corporate Notes	—	122,636,496	—	122,636,496
	Non-Agency Collateralized Mortgage Obligations	—	29,236,380	—	29,236,380
	Sovereign Bonds	—	3,262,571	—	3,262,571
	Municipal Bonds and Notes	—	2,554,532	—	2,554,532
	FNMA (TBA)	—	—	11,914	11,914
	Preferred Stock	332,622	—	—	332,622
	Short-Term Investments	18,496,948	—	—	18,496,948

	Total Investments in Securities	$18,829,570	$285,658,973	$11,914	$304,500,457

	Other Financial Instruments*
	Credit Default Swap Contracts — Unrealized Depreciation	$(237,244)	$—	$—	$(237,244)
	Long Futures Contracts — Unrealized Appreciation	57,550	—	—	57,550
	Long Futures Contracts — Unrealized Depreciation	(878)	—	—	(878)
	Short Futures Contracts — Unrealized Depreciation	(411,829)	—	—	(411,829)

	Total Other Financial Instruments	$(592,401)	$—	$—	$(592,401)

†	See Schedule of Investments for Industry Classification.

*	Other financial instruments include derivative instruments such as futures contracts and credit default swaps. Amounts shown represent unrealized appreciation (depreciation), at period end.

The International Equity Fund and Strategic Investment Fund utilized the fair value pricing service on September 30, 2014 due to events occurring after the close of foreign local markets and before the close of regular trading on the NYSE. This resulted in certain foreign securities being classified as Level 2 at the beginning of the period which were classified as Level 1 at September 30, 2015. The value of securities that were transferred to Level 1 from Level 2 as a result was $1,553,081,815 and $150,771,502 for the International

Equity Fund and Strategic Investment Fund, respectively. Other transfers between fair value levels during the period were insignificant in relation to net assets. Transfers between fair value levels are considered to occur at the beginning of the period.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and, accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2015 is not presented.

Notes to Financial Statements	September 30, 2015

4.	Derivatives Disclosure

Shown below are the derivative contracts entered into by each Fund, summarized by primary risk exposure as they appear on the Statements of Assets and Liabilities, none of which are accounted for as hedging instruments under FASB ASC No. 815 Derivatives and Hedging (“ASC 815”) as of September 30, 2015.

	Asset Derivatives September 30, 2015			Liability Derivatives September 30, 2015
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value ($)		Location in the Statements of Assets and Liabilities	Fair Value ($)
U.S. Equity Fund
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—		Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(201,251	)*
S&P 500 Index Fund
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—		Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(46,443	)*
U.S. Large-Cap Core Equity Fund
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	5,446	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—
Premier Growth Equity Fund
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	64,390	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—
Small-Cap Equity Fund
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—		Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(830,268	)*
International Equity Fund
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—		Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(310,059	)*
Strategic Investment Fund
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	480,096	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(663,969	)*
Interest Rate Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	26,410	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(249,192	)*
Credit Risk Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Credit Default Swaps	—		Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Credit Default Swaps	(200,775	)*
Income Fund
Interest Rate Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	57,550	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(412,707	)*
Credit Risk Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Credit Default Swaps	—		Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Credit Default Swaps	(237,244	)*

*	Includes cumulative unrealized appreciation/(depreciation) of futures and credit default swap contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Notes to Financial Statements	September 30, 2015

Shown below are the effects of derivative instruments on each Fund’s Statements of Operation, summarized by primary risk exposure, none of which are accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income($)
			Realized Gain/(Loss)	Unrealized Gain/(Loss)
U.S. Equity Fund
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/(depreciation) on Futures	115,400,718/ (100,119,116)	(1,018,057)	(241,113)
S&P 500 Index Fund
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/(depreciation) on Futures	7,793,313/ (8,189,749)	94,723	(36,185)
U.S. Large-Cap Core Equity Fund
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/(depreciation) on Futures	17,486,493/ (20,210,413)	200,069	27,147
Premier Growth Equity Fund
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/(depreciation) on Futures	70,653,037/ (79,406,714)	577,871	98,134
Small-Cap Equity Fund
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/(depreciation) on Futures	217,815,101/ (223,424,455)	(56,941)	(51,580)
International Equity Fund
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/(depreciation) on Futures	578,295,054/ (533,701,545)	(998,155)	(284,230)
Strategic Investment Fund
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/(depreciation) on Futures	193,180,877/ (216,394,450)	127,834	707,868
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/(depreciation) on Futures	910,294,886/ (909,905,438)	(278,675)	(199,054)
Credit Risk Contracts	Realized gain/(loss) on credit default swaps Increase/(decrease) in unrealized appreciation/(depreciation) on credit default swaps	—/—	80,693	(200,775)
Income Fund
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/(depreciation) on Futures	1,177,741,314/ (1,173,281,535)	(650,120)	(253,514)
Credit Risk Contracts	Realized gain/(loss) on credit default swaps Increase/(decrease) in unrealized appreciation/(depreciation) on credit default swaps	—/—	95,710	(237,244)

Notes to Financial Statements	September 30, 2015

During the year ended September 30, 2015, the Funds had an average notional value of long and short futures contracts as shown below. The Strategic Investment Fund and Income Fund had average notional values of $5,837,667 and $6,911,167 on credit default swaps, respectively. Please refer to the table following the Portfolio of Investments for open credit default swaps and futures contracts at September 30, 2015.

Fund	Long Contracts	Short Contracts
U.S. Equity Fund	$10,113,942	$(3,067,911)
S&P 500 Index Fund	1,364,921	—
U.S. Large-Cap Core Equity Fund	1,705,302	—
Premier Growth Equity Fund	5,959,998	(2,987,940)
Small-Cap Equity Fund	17,121,552	—
International Equity Fund	25,689,237	(10,782,045)
Strategic Investment Fund	47,515,598	(36,478,119)
Income Fund	30,764,448	(46,459,165)

5.	Line of Credit

The Trust (excluding the S&P 500 Index Fund) shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with the Trust’s custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.125% (became 0.20% effective October 28, 2015) per annum on the daily unused portion of the credit facility, payable quarterly by GEAM and included in the “unitary fee” paid by the Funds. In addition, the Trust has a $100 million uncommitted, unsecured line of credit with State Street (the uncommitted, unsecured line of credit expired effective October 28, 2015).

Generally, borrowings under the credit facilities would accrue interest at the higher of the Overnight LIBOR plus 1.25% and the Overnight Federal Funds Rate plus 1.25% and would be borne by the borrowing Fund. The maximum borrowing allowed by any one Fund is the lesser of (i) 33.33% of the Fund’s total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Trust during the year ended September 30, 2015.

6.	Fees and Compensation Paid to Affiliates

The advisory and administration fees paid to GEAM (“Management Fee”), a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The Management Fee is stated in the following schedule:

Fund	Average Daily Net Assets of Fund	Management Fee
U.S. Equity Fund	First $25 million	0.55%
U.S. Large-Cap Core Equity Fund	Next $25 million	0.45%
Premier Growth Equity Fund	Over $50 million	0.35%
S&P 500 Index Fund	All assets	0.15%
Small-Cap Equity Fund	First $250 million	0.95%
	Next $250 million	0.90%
	Over $500 million	0.85%
International Equity Fund	First $25 million	0.75%
	Next $50 million	0.65%
	Over $75 million	0.55%
Strategic Investment Fund	First $25 million	0.45%
	Next $25 million	0.40%
	Over $50 million	0.35%
Income Fund	First $25 million	0.35%
	Next $25 million	0.30%
	Next $50 million	0.25%
	Over $100 million	0.20%

Notes to Financial Statements	September 30, 2015

Distribution and Shareholder Servicing Fees  The Funds have adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Service Class shares of each Fund. Each Fund pays GE Investment Distributors, Inc. (“GEID”), a wholly-owned subsidiary of GEAM and the Funds’ principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of 0.25% of the average daily net assets of such Fund attributable to the Service Class shares. Currently, Investment Class shares are not subject to a 12b-1 fee.

Trustee Compensation  The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated Trustees is reflected on the Statements of Operations. These fees are allocated pro rata across funds and share classes served by the Trustees and are based upon the relative net assets of each fund. (For additional information about Trustees compensation please refer to the Funds’ Statement of Additional Information).

7.	Sub-Advisory Fees

For certain funds that have retained sub-advisers to manage all or a portion of the respective Fund’s assets, GEAM pays each sub-adviser an investment sub-advisory fee out of the Management Fee that it receives from the respective Fund. The investment sub-advisory fee is paid by GEAM monthly and is based upon the average daily net assets of the respective Fund’s assets that are allocated to and managed by the sub-adviser. Each such sub-adviser is responsible for the day-to-day management of those assets of the Fund that are allocated to the sub-adviser, including the responsibility for making decisions to buy, sell or hold a particular security with respect to those assets. For their services, GEAM pays an investment sub-advisory fee to each of Palisade Capital Management, L.L.C., Champlain Investment Partners, LLC, GlobeFlex Capital, L.P., SouthernSun Asset Management, LLC and Kennedy Capital Management, Inc., sub-advisers to the Small-Cap Equity Fund, and SSGA Funds Management, Inc., sub-adviser to the S&P 500 Index Fund.

8.	Investment Transactions

Purchases and Sales of Securities  The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended September 30, 2015, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
U.S. Equity Fund	$—	$—	$289,153,355	$496,496,839
S&P 500 Index Fund	—	—	2,206,658	14,110,459
U.S. Large-Cap Core Equity Fund	—	—	42,037,283	72,151,995
Premier Growth Equity Fund	—	—	114,137,608	81,200,215
Small-Cap Equity Fund	—	—	497,820,748	567,566,474
International Equity Fund	—	—	398,172,569	813,743,194
Strategic Investment Fund	760,683,343	794,445,763	285,350,126	288,390,311
Income Fund	776,848,103	834,682,960	129,432,706	104,517,228

Redemptions  In-Kind In accordance with guidelines described in a Fund’s prospectus, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares (in-kind redemption). For financial reporting purposes, a Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss)

to paid-in capital. These reclassifications have no effect on net assets or NAV per share. The net realized in-kind gains or losses for the year ended September 30, 2015 are disclosed in a Fund’s Statement of Operations.

During the year ended September 30, 2015, the Premier Growth Equity Fund had a redemption in-kind that resulted in a redemption from the Fund of $117,759,692. The redemption was paid in securities and cash in the amounts of $111,190,306 and $6,569,386, respectively.

Notes to Financial Statements	September 30, 2015

Affiliated Investments  Transactions with affiliated investments for the year ended September 30, 2015 were as follows:

S&P 500 Index Fund

Security	Value, beginning of period	Cost of purchases	Proceeds from sales	Dividend/ Interest income	Realized gain (loss)	Value, end of period
General Electric Co., Common Stock	$550,881	$32,557	$(193,430)	$15,345	$61,369	$386,698

9.	Income Taxes

The Funds are subject to ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to any Fund’s net assets required under ASC 740. Each Fund’s 2011, 2012, 2013 and 2014 fiscal year tax returns are still open to examination by the Federal and applicable state tax authorities.

At September 30, 2015, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

Fund	Cost of Investment for Tax Purposes	Gross Tax		Net Tax Appreciation/ (Depreciation)			Undistributed Accum. Capital Gain/(Loss)	Qualified Late-Year Losses
		Appreciation	Depreciation	Investments	Derivatives/ Currency	Undistributed Income
U.S. Equity Fund	$566,171,504	$82,765,088	$(34,686,267)	$48,078,821	$(201,456)	$7,099,723	$92,030,008	$(322)
S&P 500 Index Fund	21,985,572	5,875,739	(983,533)	4,892,206	(46,443)	413,632	(13,961,074)	—
U.S. Large-Cap Core Equity Fund	60,139,301	6,989,239	(5,164,201)	1,825,038	5,428	1,084,003	(11,198,177)	(49)
Premier Growth Equity Fund	288,672,490	61,423,238	(9,104,837)	52,318,401	64,390	2,748,533	24,149,565	—
Small-Cap Equity Fund	1,092,826,057	200,385,003	(117,201,094)	83,183,909	(830,268)	859,333	121,633,401	(394,638)
International Equity Fund	1,350,323,552	111,462,058	(161,981,973)	(50,519,915)	(413,047)	20,715,785	(174,684,806)	(8,576,981)
Strategic Investment Fund	765,134,771	46,597,502	(39,777,677)	6,819,825	(615,838)	11,276,948	33,110,754	(159,386)
Income Fund	305,876,555	4,007,223	(5,383,321)	(1,376,098)	(592,401)	3,174,694	—	(1,846,794)

As of September 30, 2015, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains offset will not be distributed to shareholders.

Fund	Short Term	Long Term	Expires
S&P 500 Index Fund	$12,758,327	$—	9/30/2018
	1,202,747	—	9/30/2019
International Equity Fund	34,429,113	—	9/30/2018
	140,255,693	—	9/30/2019
These amounts will be available to offset future taxable capital gains. Under the Regulated Investment Company Modernization Act of 2010, a Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Notes to Financial Statements	September 30, 2015

Fund capital loss carryovers were utilized as follows:

Fund	Amount
S&P 500 Index Fund	$6,252,474
International Equity Fund	122,618,768

Any qualified late-year loss is deemed to arise on the first day of a Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, a Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The following Funds elected to defer qualified late-year losses for the year ended September 30, 2015 as follows:

Fund	Capital	Ordinary
U.S. Equity Fund	$—	$(322)
S&P 500 Index Fund	—	—
U.S. Large-Cap Core Equity Fund	—	(49)
Premier Growth Equity Fund	—	—
Small-Cap Equity Fund	(394,638)	—
International Equity Fund	(7,334,371)	(1,242,610)
Strategic Investment Fund	—	(159,386)
Income Fund	(1,846,794)	—

Distributions to Shareholders  The Income Fund declares net investment income dividends daily and pays them monthly. All other Funds declare and pay dividends from net investment income, if any, annually. All Funds declare and pay distributions annually from net realized capital gains in excess of capital loss carryforwards, if any. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) gains and losses on foreign currency, foreign taxes payable, investments in futures, investments in swap contracts, investments in passive foreign investment companies, losses deferred to offsetting positions, losses deferred due to wash sale transactions, investments in underlying securities and redemptions in kind.

The tax character of distributions paid during the years ended September 30, 2015 and September 30, 2014 is as follows:

	September 30, 2015		September 30, 2014
Fund	Ordinary Income	Long Term Capital Gains	Ordinary Income	Long Term Capital Gains
U.S. Equity Fund	$14,371,167	$88,684,050	$15,343,882	$35,383,526
S&P 500 Index Fund	660,014	—	750,000	—
U.S. Large-Cap Core Equity Fund	2,468,416	14,065,417	5,493,995	13,835,426
Premier Growth Equity Fund	4,234,095	35,777,908	3,289,862	10,133,896
Small-Cap Equity Fund	11,492,443	122,138,911	20,072,748	102,397,930
International Equity Fund	42,275,022	—	30,469,900	—
Strategic Investment Fund	22,748,238	58,732,061	15,207,126	27,849,379
Income Fund	8,246,345	—	9,026,757	—

Reclassifications are made to a Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the NAV of any of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for year ended September 30, 2015 are as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Unrealized Loss	Paid In Capital
U.S. Equity Fund	$(231,880)	$231,880	$—	$—
S&P 500 Index Fund	13,588	(13,588)	—	—
U.S. Large-Cap Core Equity Fund	(50,960)	50,960	—	—
Premier Growth Equity Fund	—	(52,622,633)	—	52,622,633
Small-Cap Equity Fund	(377,258)	437,547	(60,289)	—
International Equity Fund	(1,221,241)	1,221,241	—	—
Strategic Investment Fund	(230,862)	230,862	—	—
Income Fund	59,748	(59,748)	—	—

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

GE Institutional Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the GE Institutional U.S. Equity Fund, GE Institutional S&P 500 Index Fund, GE Institutional U.S. Large-Cap Core Equity Fund, GE Institutional Premier Growth Equity Fund, GE Institutional Small-Cap Equity Fund, GE Institutional International Equity Fund, GE Institutional Strategic Investment Fund, and GE Institutional Income Fund, each a series of GE Institutional Funds (collectively, “the Funds”), as of September 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the GE Institutional U.S. Equity Fund, GE Institutional S&P 500 Index Fund, GE Institutional U.S. Large-Cap Core Equity Fund, GE Institutional Premier Growth Equity Fund, GE Institutional Small-Cap Equity Fund, GE Institutional International Equity Fund, GE Institutional Strategic Investment Fund, and GE Institutional Income Fund as of September 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 20, 2015

Tax Information	(Unaudited)

The following fund intends to make an election under Internal Revenue Code Section 853. The election will allow shareholders to treat their attributable share of foreign taxes paid by the Fund to be paid by them directly. For the fiscal year ended September 30, 2015, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States and the total amount of taxes paid by the Fund follows:

Fund	Total Foreign Source Income	Total Foreign Taxes Paid
International Equity Fund	$33,580,878	$3,208,459

For the fiscal year ended September 30, 2015, certain dividends paid by the Funds may be subject to a maximum income tax rate of 20% as provided for by the American Taxpayer Relief Act of 2012. The following represent the amounts that may be considered qualified dividend income:

Fund	QDI
U.S. Equity Fund	$12,147,277
S&P 500 Index Fund	622,878
U.S. Large-Cap Core Equity Fund	1,660,570
Premier Growth Equity Fund	4,706,936
Small-Cap Equity Fund	12,289,121
International Equity Fund	32,453,224
Strategic Investment Fund	8,968,047
Income Fund	19,077

For corporate shareholders the following represent the percentages of respective fund distributions that may be eligible for the dividends received deduction:

Fund	DRD
U.S. Equity Fund	65.33%
S&P 500 Index Fund	99.22%
U.S. Large-Cap Core Equity Fund	62.38%
Premier Growth Equity Fund	100.00%
Small-Cap Equity Fund	88.19%
Strategic Investment Fund	28.84%
Income Fund	0.17%

For the year ended September 30, 2015, the following Funds hereby designate as capital gain dividends the amounts set forth, or the amount ultimately treated as capital gain net income:

Fund	Gross Amount
U.S. Equity Fund	$88,684,050
U.S. Large-Cap Core Equity Fund	14,065,417
Premier Growth Equity Fund	35,777,908
Small-Cap Equity Fund	122,138,911
Strategic Investment Fund	58,732,061

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below.

Interested Trustees and Executive Officers

Jeanne M. La Porta

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  50

Position(s) Held with Fund  Trustee and President

Term of Office and Length of Time Served  Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years   Senior Vice President and Commercial Operations Leader at GEAM since March 2014; President of GE Institutional Funds and GE Investments Funds, Inc. since April 2014; President and Trustee of GEAM’s UCITs Funds since March 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  24

Other Directorships Held by Trustee   Director and President of GE Investments Funds, Inc. since 2014; Trustee of Elfun Funds, GE Retirement Savings Plan and General Electric Pension Trust since 2014; and Director of GE Investment Distributors, Inc. since June 2011.

Matthew J. Simpson

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  54

Position(s) Held with Fund  Trustee and Executive Vice President

Term of Office and Length of Time Served  Until successor is elected and qualified – 8 years

Principal Occupation(s) During Past 5 Years  Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  24

Other Directorships Held by Trustee  Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since July 2007; Director and Executive Vice President of GE Investments Funds, Inc. since July 2007; Director of GEAM since July 2007; Trustee and Executive Vice President of GE Funds from July 2007 to February 2011; and Director of GE Investment Distributors, Inc. since June 2011.

JoonWon Choe

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  46

Position(s) Held with Fund  Vice President & Secretary

Term of Office and Length of Time Served  Until successor is elected and qualified – 5 years

Principal Occupation(s) During Past 5 Years  Senior Vice President and Deputy General Counsel of GEAM since March 2011; Vice President and Secretary of GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since September 2010; Senior Vice President and Associate General Counsel of GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Robert Herlihy

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  48

Position(s) Held with Fund  Chief Compliance Officer

Term of Office and Length of Time Served  Until successor is elected and qualified – 10 years

Principal Occupation(s) During Past 5 Years  Chief Compliance Officer of GEAM, GE Investments Funds, Inc., Elfun Funds, and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002 to 2005.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Arthur A. Jensen

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  49

Position(s) Held with Fund  Treasurer

Term of Office and Length of Time Served  Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 Years  Treasurer of GE Investments Funds, Inc., Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Additional Information	(Unaudited)

Non-Interested Trustees

John R. Costantino

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  69

Position(s) Held with Fund  Chairman of the Board

Term of Office and Length of Time Served  Until successor is elected and qualified – 18 years

Principal Occupation(s) During Past 5 Years  General Partner, NGN Capital LLC since 2006; and Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Trustee  16

Other Directorships Held by Trustee  Director of GE Investments Funds, Inc. since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008 and Trustee of Gregorian University Foundation from 1992 to 2007.

R. Sheldon Johnson

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  69

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 Years  Retired, 2006 to present; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Trustee  16

Other Directorships Held by Trustee  Director of GE Investments Funds, Inc. since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  52

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 3 years

Principal Occupation(s) During Past 5 Years  Dean of the Gabelli School of Business since 2007 and Accounting Professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer  16

Other Directorships Held by Officer  Director of GE Investments Funds, Inc. since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team	(Unaudited)

Portfolio Manager Biographies

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund’s investments. The portfolio managers may change from time to time.

David B. Carlson is Chief Investment Officer – U.S. Equities at GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson has served as the portfolio manager for the Premier Growth Equity Fund since the Fund’s commencement and as a portfolio manager for the U.S. Equity Fund since May 2011. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

Mike Cervi is a Senior Vice President of GE Asset Management and is a Managing Director of Portfolio Construction within GE Asset Management’s Investment Solutions team. He has been a member of the portfolio management team for the Small-Cap Equity Fund since May 2013. Mr. Cervi focuses on portfolio construction and manager research for a number of GE Asset Management’s portfolios including responsibility for defined benefit, defined contribution and sub-advised mutual funds accounts. Prior to his current position, Mr. Cervi led investment oversight of GE Asset Management’s multi-asset class client relationships. Mr. Cervi joined GE Asset Management in 2000 and has held several other roles within GE Asset Management including Shareholder Services Representative from 2000 to 2001, Institutional Marketing Analyst from 2001 to 2003, Director, Product Management – U.S. Equities from 2003 to 2005, Product Portfolio Manager – U.S. Equities from 2005 to 2006, Vice President, Manager of Investment Relationships from 2006 to 2009 and Managing Director, Total Plan Management from 2009 to 2013. He became a Senior Vice President in 2009 and has served as the Managing Director of Portfolio Construction since April 2013.

Stephen V. Gelhaus is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management teams for the U.S. Equity Fund and the U.S. Large-Cap Core Equity Fund since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a research analyst in the U.S. Equities group from 1995 through 2001 and became an associate portfolio manager for the U.S. Large-Cap Core Equity Fund in August 1999.

William M. Healey is a Senior Vice President and Chief Investment Officer – Core Fixed Income Investments of GE Asset Management. He has served on the portfolio management team for the Income Fund since September 1997. Mr. Healey joined GE Asset Management in April 1996 as a portfolio manager, became Vice President in June 2001, Senior Vice President in January 2007 and Chief Investment Officer – Core Fixed Income Investments in April 2012. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the fixed income group at MetLife.

Mark H. Johnson is a Senior Vice President and Chief Investment Officer – Long Duration Fixed Income & Insurance Investments of GE Asset Management. He has been a member of the portfolio management team for the Income Fund since 2007. Mr. Johnson joined GE in 1998 and GE Asset Management as a Vice President and portfolio manager in 2002. He became Senior Vice President in 2007 and Chief Investment Officer – Long Duration Fixed Income & Insurance Investments in April 2012. Prior to joining GE Asset Management, Mr. Johnson held positions at various insurance companies and public accounting firms.

Ralph R. Layman is an Executive Vice President; Chief Investment Officer Emeritus – Public Equities and a Director of GE Asset Management. Mr. Layman has led the team of portfolio managers for the International Equity Fund since the Fund’s commencement. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments, became an Executive Vice President in 1992, served as President – International Equities from March 2007 to July 2009, President and Chief Investment Officer – Public Equities from July 2009 to March 2012, and has served as Chief Investment Officer Emeritus – Public Equities since March 2012.

Jeffrey Palma is a Senior Vice President and Chief Market Strategist of GE Asset Management and is a portfolio manager for Strategic Investment Fund. He has been a member of the portfolio management team for the

Investment Team	(Unaudited)

Portfolio Manager Biographies (continued)

Strategic Investment Fund since May 2013. Prior to joining GE Asset Management since 2012, Mr. Palma worked for UBS Investment Bank where he held a variety of global research and macro strategy roles supporting UBS’ global equities and fixed income businesses including Managing Director, Head of Global Equity Strategy from 2007 to 2012, Executive Director, Global Asset Allocation Strategist from 2001 to 2007 and Director, U.S. Economist from 1999 to 2001.

Paul C. Reinhardt is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the U.S. Equity Fund since January 2001 and for the U.S. Large-Cap Core Equity Fund since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an equity analyst and has been a portfolio manager since 1987.

Michael J. Solecki is a Senior Vice President and Chief Investment Officer – International Equities of GE Asset Management. He has served as a portfolio manager for the International Equity Fund since August 1999. He joined GE Asset Management in 1990 as an international equity analyst. He became a Vice President for international equity portfolios in 1996, Senior Vice President in 2000, Co-Chief Investment Officer – International Equities in March 2009 and Chief Investment Officer – International Equities since March 2012.

David Wiederecht is the President and Chief Investment Officer – Investment Solutions and a Director of GE Asset Management. He has served as a portfolio manager for the Small-Cap Equity Fund since September 2010, and has served as portfolio manager for the Strategic Investment Fund since January 2011. Mr. Wiederecht joined GE Asset Management in 1988 and has held various positions at GE Asset Management including Vice President – Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, Managing Director – Alternative Investments from 2004 to 2008, and President and Chief Investment Officer – Investment Solutions since 2008.

Portfolio Manager Biographies (Sub-Advisers)

Karl A. Schneider, CAIA is a portfolio manager for the S&P 500 Index Fund. Mr. Schneider is a Vice President of SSgA FM and Head of U.S. Equity Strategies for the Global

Equity Beta Solutions Team (GEBS), where in addition to overseeing the management of the U.S. equity index strategies, he also serves as a portfolio manager for a number of the group’s passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for synthetic beta strategies, including commodities, buy/write, and hedge fund replication. Mr. Schneider is also a member of the SSgA Derivatives Committee. Prior to joining GEBS, Mr. Schneider worked as a portfolio manager in SSgA’s Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. He joined State Street in 1996. Mr. Schneider holds a BS in Finance and Investments from Babson College and a MS in Finance from Boston College. He has earned the Chartered Alternative Investment Analyst designation and is a member of the CAIA Association.

John Tucker, CFA is a Portfolio Manager for the S&P 500 Index Fund. Mr. Tucker is a Senior Managing Director of SSgA FM and Co-Head of Passive Equity Strategies in North America for GEBS. He is responsible for overseeing the management of all equity index strategies and exchange traded funds managed in North America. He is a member of the Senior Leadership Team. Previously, Mr. Tucker was head of the Structured Products group in SSgA’s London office, where he was responsible for the management of all index strategies in the firm’s second largest investment center. He joined State Street in 1988. Mr. Tucker received a BA in Economics from Trinity College and a MS in Finance from Boston College. He has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute. In addition, Mr. Tucker is a member of The Russell Index Client Advisory Board and The S&P U.S. Index Advisory Panel.

Marc Shapiro is a portfolio manager for the Small-Cap Equity Fund. Mr. Shapiro joined Palisade in March 2004 and serves as the portfolio manager for Palisade’s Institutional Small Cap Core Equity portfolios. Mr. Shapiro became a senior portfolio manager in March 2012, has served as the strategy’s associate portfolio manager and as a Senior Vice President of Research for Palisade’s Small Cap Core Equity portfolio since October 2006, with

Investment Team	(Unaudited)

Portfolio Manager Biographies (concluded)

lead research responsibility for a number of sectors, including Information Technology and Telecom Services. Prior to joining Palisade, Mr. Shapiro was a senior equity analyst at Awad Asset Management and a small cap analyst at Schroders. Mr. Shapiro received his M.S. in Finance from Drexel University and his B.S. in Finance from the College of New Jersey.

Dennison T. (“Dan”) Veru is a portfolio manager for the Small-Cap Equity Fund. Mr. Veru is Executive Vice President and Chief Investment Officer – Institutional, of Palisade. Since joining Palisade in March 2000, Mr. Veru has been a member of Palisade’s Investment Policy Committee and became a principal of Palisade in July 2004. Prior to joining Palisade, he was President and Director of Research of Awad Asset Management, a division of Raymond James Financial. Mr. Veru has been a frequent guest on CNBC, CNN, Fox and Bloomberg television. Prior to Awad, Mr. Veru worked with the Palisade team from 1984 through 1992. Mr. Veru graduated from Franklin & Marshall College.

Scott T. Brayman, CFA, is a portfolio manager for the Small-Cap Equity Fund. Mr. Brayman is a Managing Partner and Chief Investment Officer at Champlain and has more than 29 years of investment management experience. Mr. Brayman leads the investment team for both the small and mid-cap strategies at Champlain. Prior to joining Champlain in 2004, Mr. Brayman was a Senior Vice President and served as a portfolio manager at NL Capital Management, Inc. from 2003 to 2004, and served as a portfolio manager with Sentinel Advisers, Inc. from 1996 to 2004, where he was responsible for managing the small-cap and core mid-cap strategies. Mr. Brayman began his career as a credit analyst with the First National Bank of Maryland.

Robert J. Anslow, is a portfolio manager for the Small-Cap Equity Fund. Mr. Anslow is the Partner and Chief Investment Officer responsible for all portfolio management and research activities at GlobeFlex and has more than 31 years of investment management experience. Prior to co-founding GlobeFlex in 1994, Mr. Anslow was a Director of the Systematic and Global Portfolio Management/Research Group at Nicholas-Applegate Capital Management (“Nicholas-Applegate”) from 1986 to 1994, where he built the first systematic process for international investing. Prior to Nicholas-Applegate, Mr. Anslow was responsible for systematic portfolio management and research processes at two major investment institutions: the California Public Employee’s Retirement System (CalPERS) and BayBanks Investment Management of Boston.

Michael W. Cook, CFA, is a portfolio manager for the Small-Cap Equity Fund. Mr. Cook is the Chief Executive Officer and Chief Investment Officer at SouthernSun responsible for all portfolio management activities for the firm and has more than 26 years of investment management experience. Prior to founding SouthernSun in 1989, Mr. Cook was a portfolio manager/analyst at Front Street Capital Management from 1986 to 1988, and was an account executive at Merrill Lynch from 1985 to 1986.

Frank Latuda, Jr., CFA, is a portfolio manager for the Small-Cap Equity Fund. Mr. Latuda is a Vice President, Director and Chief Investment Officer at Kennedy as well as portfolio manager of Kennedy’s Small Cap Value I, Mid Cap Value, All Cap Value and SMID Cap Value separately-managed portfolios. As Chief Investment Officer, Mr. Latuda also serves as Chairman of Kennedy’s Investment Policy Committee. Mr. Latuda joined Kennedy as an equity analyst in 1997 and served as Director of Research from 1998 until 2000. He has been portfolio manager since October 2000, when he took over the Small Cap Value I portfolio. Prior to joining Kennedy, he was an analyst with Burns, Pauli, Mahoney Company. Mr. Latuda earned a B.S. in Electrical Engineering from the University of Notre Dame, as well as an M.S. in Electrical Engineering and an M.B.A. from the University of Illinois.

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Trustees

John R. Costantino, Chairman

R. Sheldon Johnson

Jeanne M. La Porta

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

JoonWon Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Assistant Treasurer

Ryan Hunter*

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

(*	Effective November 2015, no longer with GE Asset Management, Inc.)

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

GE Institutional Funds	(Unaudited)

M O R N I N G S T A R  R A T I N G S TM  Through September 30, 2015

FUND (CATEGORY)		NUMBER OF FUNDS IN CATEGORY	STAR RATING
GE Institutional S&P 500 Index Fund, Investment Class (Large Blend)
Overall Rating		1,658	¶ ¶ ¶ ¶
	3-year	1,517	¶ ¶ ¶ ¶
	5-year	1,419	¶ ¶ ¶ ¶
	10-year	1,201	¶ ¶ ¶ ¶
GE Institutional U.S. Large-Cap Core Equity Fund, Investment Class (Large Blend)
Overall Rating		1,658	¶ ¶ ¶ ¶
	3-year	1,517	¶ ¶ ¶
	5-year	1,419	¶ ¶ ¶
	10-year	1,201	¶ ¶ ¶ ¶
GE Institutional U.S. Large-Cap Core Equity Fund, Service Class (Large Blend)
Overall Rating		1,658	¶ ¶ ¶ ¶
	3-year	1,517	¶ ¶ ¶ ¶
	5-year	1,419	¶ ¶ ¶
	10-year	1,201	¶ ¶ ¶ ¶
GE Institutional Small-Cap Equity Fund, Investment Class (Small Blend)
Overall Rating		845	¶ ¶ ¶ ¶
	3-year	740	¶ ¶ ¶
	5-year	689	¶ ¶ ¶ ¶
	10-year	561	¶ ¶ ¶ ¶
GE Institutional Small-Cap Equity Fund, Service Class (Small Blend)
Overall Rating		845	¶ ¶ ¶
	3-year	740	¶ ¶ ¶
	5-year	689	¶ ¶ ¶ ¶
	10-year	561	¶ ¶ ¶

Past performance is no guarantee of future results. ©2015 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. Ratings for other GE Institutional Funds or other classes of shares may be different. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics.

Before investing in a GE Institutional Fund, you should carefully consider the investment objectives, risks and charges and expenses of the Fund. For a free copy of a Fund’s prospectus and summary prospectus, which contain this and other information, please visit our website at www.geam.com or call 1-800-242-0134. Please read the Fund prospectus carefully before you invest.

GE Investment Distributors, Inc., Member FINRA/SIPC, is a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the GE Institutional Funds.

This does not constitute a part of the Funds’ Shareholder Report

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

P.O. Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905-5125

or at

P.O. Box 7900

Stamford, CT 06904-7900

www.geam.com

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first, second and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Funds’ website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC — information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Funds’ website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GEIN-1 (9/15)

This does not constitute a part of the Funds’ Shareholder Report

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR and is included in the following link:

https://www.geam.com/ExternalWar/common/docs/pdf/Spirit_Letter.pdf

There have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 of Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that John R. Costantino and Donna M. Rapaccioli are designated as the audit committee financial experts for the Registrant; and further that it is the finding of the Board of Trustees that Mr. Costantino and Ms. Rapaccioli, the audit committee financial experts, qualify as being “independent” pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $153,700 in 2014 and $156,700 in 2015.

(b) AUDIT RELATED FEES. There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit of the Registrant during the Reporting Periods.

(c) TAX FEES. There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d) ALL OTHER FEES. There were no fees billed for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. The Audit Committee of the GE Institutional Funds (the “Funds”) Board of Trustees is responsible for, among other things, the appointment, compensation and oversight of the work of the Funds’ Auditor. As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds’ investment adviser and Covered Affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds’ operations or financial reporting, in accordance with the Audit Committee Charter. The following excerpt from the Audit Committee Charter sets forth the pre-approval policies and procedures:

Pre-Approval of Audit Related Services and Permissible Non-Audit Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Investment Company Act of 1940, as amended, and SEC regulations there under.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

(2) PERCENTAGE OF SERVICES DESCRIBED IN PARAGRAPHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during the Reporting Periods for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f) Not applicable.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s adviser (“Service Affiliates”), for the Reporting Periods were $0 in 2014 and $0 in 2015.

(h) AUDITOR INDEPENDENCE. There were no non-audit services rendered to Service Affiliates during the Reporting Periods that were not pre-approved.

Item 5.	Audit Committee of Listed Registrants.

Applicable only to Closed-End Management Investment Companies.

Item 6.	Schedule of Investments.

(a) Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to Closed-End Management Investment Companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to Closed-End Management Investment Companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Applicable only to Closed-End Management Investment Companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

During the reporting period, there have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), are effective as of a date within 90 days of the filing date of the report included in Item 1 of this Form N-CSR, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GE Institutional Funds

By:	/s/ Jeanne M. La Porta
Jeanne M. La Porta
President, GE Institutional Funds

Date: November 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jeanne M. La Porta
Jeanne M. La Porta
President, GE Institutional Funds

Date: November 20, 2015

By:	/s/ Arthur A. Jensen
Arthur A. Jensen
Treasurer, GE Institutional Funds

Date: November 20, 2015